As filed with the U.S. Securities and Exchange
                         Commission on April 2, 2004.

                        SECURITIES ACT FILE NO. 333-74995
                    INVESTMENT COMPANY ACT FILE NO. 811-04692


                          U.S. SECURITIES AND EXCHANGE
                             COMMISSION Washington,
                                   D.C. 20549


                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
               Pre-Effective Amendment No.                    |   |
               Post-Effective Amendment No.     7             | X |
                                     and/or

         REGSITRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
               Amendment No.  37                              | X |

                        (Check appropriate box or boxes)


                       EMERGING MARKETS GROWTH FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

       11100 Santa Monica Blvd., 15th Floor, Los Angeles, California 90025
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (310) 996-6000


                                Vincent P. Corti
                                    Secretary
                       Emerging Markets Growth Fund, Inc.
                       1100 Santa Monica Blvd., 15th Floor
                          Los Angeles, California 90025

                (Name and Address of Agent of Service of Process)


                          Copies of Communications to:
                              Robert W. Helm, Esq.
                                Dechert LLP 1775
                                Eye Street, N.W.
                             Washington, D.C. 20006

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:

         [   ] Immediately upon filing pursuant to paragraph (b) of Rule 485.

         [ x ] On April 2, 2004, pursuant to paragraph (b)(1)(v) of Rule 485

         [   ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

         [   ] On _________, pursuant to paragraph (a)(1) of Rule 485

         [   ] 75 days after filing pursuant to  paragraph (a)(1) of Rule 485

IF APPROPRIATE, CEHCK THE FOLLOWING BOX:

         [   ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                       EMERGING MARKETS GROWTH FUND, INC.
                          11100 Santa Monica Boulevard
                       Los Angeles, California 90025-3302
                              (800) 421-0180 x96245


                                   PROSPECTUS

                                  April 2, 2004

Emerging Markets Growth Fund, Inc. (the "Fund") is an open-end interval fund. The Fund redeems its shares at monthly intervals. You may send your redemption request to the Fund at any time. The Fund accepts redemption requests received in good order at, or prior to, the close of business (5:00 p.m. Pacific time) on the first business day of each month (the "Redemption Request Deadline"). Your redemption request will become irrevocable at the Redemption Request Deadline. Your shares will be redeemed at the price determined as of the close of business (4:00 p.m. Eastern time) on the last business day of the month in which your redemption request became effective (the "Redemption Pricing Date"). The Fund will pay the proceeds of your redemption request within seven (7) calendar days after the Redemption Pricing Date. Each redemption request must be in an amount not less than $25,000 (the same amount as the Fund's minimum amount for additional investments). The Fund may declare the Redemption Pricing Date to be sooner than the last business day of the month, subject to conditions described in the Prospectus. If it does, the Fund will pay redemption proceeds within seven (7) calendar days of the accelerated Redemption Pricing Date.

The Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of issuers in developing countries.







THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                       EMERGING MARKETS GROWTH FUND, INC.
                                TABLE OF CONTENTS




THE FUND--------------------------------------------------------------1


INVESTMENT OBJECTIVE--------------------------------------------------1


PRINCIPAL INVESTMENT STRATEGIES---------------------------------------1


PRINCIPAL RISKS OF INVESTING WITH THE FUND----------------------------2


PAST PERFORMANCE------------------------------------------------------4


FEES AND EXPENSES-----------------------------------------------------6


Temporary Defensive Strategy------------------------------------------7


WHO MAY INVEST IN THE FUND--------------------------------------------7


RESTRICTIONS ON TRANSFERS---------------------------------------------7


Management------------------------------------------------------------8

   INVESTMENT ADVISER-------------------------------------------------8
   PORTFOLIO MANAGEMENT-----------------------------------------------8

PRICING OF FUND SHARES-----------------------------------------------10


HOW TO PURCHASE SHARES-----------------------------------------------11


HOW TO REDEEM SHARES-------------------------------------------------12

   REDEMPTION POLICY-------------------------------------------------12
   REDEMPTION PROCEDURE----------------------------------------------14
   MANDATORY REDEMPTION----------------------------------------------14
   OPEN-END INTERVAL FUND LIQUIDITY POLICY---------------------------14

DIVIDENDS, DISTRIBUTIONS AND TAX CONSEQUENCES------------------------15

   DIVIDENDS AND DISTRIBUTIONS---------------------------------------15
   TAX CONSEQUENCES--------------------------------------------------15

FINANCIAL HIGHLIGHTS-------------------------------------------------16


MORE INFORMATION ABOUT THE FUND--------------------------------------17

                                    The Fund

                  Emerging Markets Growth Fund, Inc. (the "Fund") is a corporation organized under Maryland law on March 10, 1986, for the purpose of investing in developing country securities. The Fund was originally organized as a closed-end investment company. The Fund converted its structure to that of an open-end interval investment company ("open-end interval fund") on July 1, 1999. As an open-end interval fund, the Fund offers its shareholders the opportunity to request the redemption of their shares at net asset value. You should note, however, that the Fund is not a typical open-end investment company, or mutual fund, that redeems its shares on a daily basis. Instead, the Fund redeems its shares at monthly intervals, as described more fully below in "How to Redeem Shares."

                  The Fund is designed for institutional investors and other "qualified purchasers" desiring to achieve international diversification by participating in the economies of various countries with developing or "emerging" securities markets.

                              Investment Objective

                  The investment objective of the Fund is to seek long-term capital growth by investing primarily in equity securities of issuers in developing countries. A security of an issuer that is domiciled and has its principal place of business in a country which is generally considered to be a developing country by the international financial community is referred to throughout this prospectus as a "developing country security."

                         Principal Investment Strategies

The Fund invests primarily in developing country securities:

                  o that are listed on a bona fide securities exchange or are actively traded in an over-the-counter ("OTC") market and whose issuers are domiciled in countries that have securities markets approved for investment by the Fund's Board of Directors ("Qualified Markets");

                  o that are listed or traded in the form of Global Depositary Receipts, American Depositary Receipts, or other types of depositary receipts;

                  o including issuers that are not domiciled or do not have their principal place of business in developing countries, but that have at least 75% of their assets in developing countries, or derive or expect to derive at least 75% of their total revenue or profit from goods or services produced in or sales made in developing countries;

                  o including, with respect to no more than 10% of the Fund's total assets, issuers that are not domiciled or do not have their principal place of business in developing countries, but that have substantial assets (at least 50%) in developing countries, or derive or expect to derive a substantial proportion (at least 50%) of their total revenue or profit from goods or services produced in or sales made in developing countries; and

                  o including, with respect to no more than 15% of the Fund's total assets, fixed income securities of emerging market governments and corporations.

                  The following countries are considered currently by the Fund's Board of Directors to be Qualified Markets:

                  Argentina, Brazil, Chile, Colombia, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Pakistan, the People's Republic of China, Peru, the Philippines, Poland, Portugal, Russia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, and Venezuela.

                  In determining whether to approve markets for investment, the Board of Directors will take into account such considerations as:

                  o   market liquidity;

                  o   the availability of information about the market; and

                  o the impact of applicable government regulation, including fiscal and foreign exchange repatriation rules.

                  In order to attempt to manage certain risks associated with investing in developing countries, or in order to attempt to increase portfolio returns, the Fund may, but is not required to, enter into transactions in derivative instruments. These instruments may be more volatile than other portfolio instruments held by the Fund, and there can be no assurance that use of any such instrument will be successful in reducing portfolio risk or increasing portfolio returns. The decision to utilize any derivative instrument will depend on the consideration of a number of factors, including the cost of entering into a particular derivative transaction relative to the likely benefit to be obtained, and is solely within the discretion of the investment adviser. The Fund is not obligated to utilize any derivative instrument.

                   Principal Risks of Investing with THE FUND

                   An investment in the Fund is subject to market risk, which is the risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. In addition, you should be aware that investing in developing country securities involves certain special risks and considerations. These risks and considerations include:

o restrictions placed by the government of a developing country with respect to investment, exchange controls, and repatriation of the proceeds of investment in that country;

o potential fluctuation of a developing country's currency against the U.S. dollar;

o potential unusual price volatility in a developing country's securities markets;

o    government   involvement  in  the  private  sector,   including  government
     ownership of companies in which the Fund may invest;

o    limited information about a developing market;

o high levels of tax levied by developing countries on dividends, interest and capital gains;

o the potential that securities purchased by the Fund may be fraudulent or counterfeit;

o risks related to the documentation, liquidity and transferability of investments in certain instruments, such as loan participations, that may not be considered "securities" under local law;

o settlement risks, including potential requirements for the Fund to render payment prior to taking possession of portfolio securities in which it invests;

o    the possibility of nationalization, expropriation or confiscatory taxation;

o favorable or unfavorable differences between individual foreign economies and the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency, and balance of payments position;

o additional costs associated with any investment in non-U.S. securities, including higher custodial fees than typical U.S. custodial arrangements, transaction costs of foreign currency conversions and generally higher commission rates on portfolio transactions than prevail in the U.S. markets;

o greater social, economic and political instability (including the risk of war);

o    lack  of  availability  of  currency   hedging  or  other  risk  management
     techniques in certain developing countries;

o the fact that companies in developing countries may be newly organized and may be smaller and less well seasoned;

o    differences in accounting, auditing and financial reporting standards;

o the heightened risks associated specifically with establishing record ownership and custody of Russian and other Eastern European securities; and

o    limitations  on  obtaining  and  enforcing   judgments   against   non-U.S.
     residents.

                  Although some or all of these considerations may also be relevant to the investments in securities of issuers located in the U.S. or other developed countries, they are present to a greater degree in the countries in which the Fund invests. In light of these risks, you should be aware that you may lose money investing in the Fund. The likelihood of loss is greater if you invest for a shorter period of time.

                                PAST PERFORMANCE

                  The bar chart below shows the Fund's annual returns and how the Fund's performance has changed from year to year.

                  You should note that prior to July 1, 1999, the Fund operated as a closed-end investment company. All performance information shown below for the Fund prior to that date reflects the historical expense levels of the Fund as a closed-end investment company. After its conversion to an open-end interval fund, the Fund may experience monthly redemption activity, with resulting variations in expense levels, which may have an adverse effect on its performance.

As with any investment company, past performance should not be considered an indication of future performance results.



                              Annual Total Return *

[bar chart]
12/31/94  -1.52%
12/31/95  -7.19
12/31/96  16.37
12/31/97   9.66
12/31/98 -24.88
12/31/99  77.93
12/31/00 -30.98
12/31/01  -3.43
12/31/02  -9.93
12/31/03  51.51
[end bar chart]

               Best Quarter      33.96%    Period Ending December 31, 1999
               Worst Quarter    (24.91%)   Period Ending September 30, 2001


*The Fund's year-to-date return through January 1, 2004, to March 31, 2004, was 9.13%.


                  The table shows the Fund's average annual returns for one, five, and 10 years. These performance numbers are compared to the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, a broad measure of market performance for investment companies that invest in developing markets.

                  Unlike the bar chart on the previous page, the Average Annual Total Returns Table on this page reflects, as required by Securities and Exchange Commission rules, the Fund's results on a before-tax and after-tax basis. Total returns shown "after taxes on distributions" reflect the effect of taxable distributions (for example, dividend or capital gain distributions) by the Fund. Total returns shown "after taxes on distributions and sale of Fund shares" assume that Fund shares were sold at the end of the particular time period, and as a result, reflect the effect of both taxable distributions by the Fund and any capital gain or loss realized upon the sale of the shares. All Fund results reflect the reinvestment of dividend and capital gain distributions.

                  After-tax returns applicable to U.S. taxable investors are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes.

                  Actual after-tax returns depend on specific tax situations and likely will differ from the results shown below.


                          Average Annual Total Returns
                    (For the periods ended December 31, 2003)


                                                                One Year         Five Years        Ten Years
Before Taxes                                                     51.51%            10.11%            3.56%
After Taxes on Distributions                                     51.25%            9.75%             2.49%
After Taxes on Distributions and Sale of Fund Shares             34.29%            8.65%             2.49%
MSCI Emerging Markets Free Index                                 55.82%            10.45%            0.11%
(reflects no deduction for fees, expenses, or taxes)/1/


/1/Returns shown for the MSCI Emerging Markets Free Index reflect gross dividends through December 31, 2000, and net dividends thereafter.

                                FEES AND EXPENSES

                  The following table describes fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)*

Maximum Sales Charge Imposed on Purchases . . . . . . . . . . . . . . .   None
Maximum Deferred Sales Charge . . . . . . . . . . . . . . . . . . . . .   None
Maximum Sales Charge Imposed on Reinvested Dividends  . . . . . . . . .   None
Redemption Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  None
Exchange Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  None
Maximum Account Fee . . . . . . . . . . . . . . . . . . . . . . . . . .   None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)*

Management Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  .62%
Distribution (12b-1) Fees . . . . . . . . . . . . . . . . . . . . . . .  None
Other Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   .08%
Total Annual Fund Operating Expenses  . . . . . . . . . . . . . . . . .   .70%
-----------------

* Note that the fees and expenses shown above are based on historical data (i.e., from the most recent fiscal year).

Example

                  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that:

              o   you invest $10,000 in the Fund for the time periods indicated;

              o   you redeem all of your shares at the end of each period;

              o   your investment has a 5% return each year; and

              o   the Fund's operating expenses remain the same.

                           Although your actual costs may be higher or lower,
based on these assumptions your costs would be:

           Number of Years
1 year   3 years      5 years       10 years
  $72      $224         $390          $871

     Although this Example assumes an investment of $10,000, your initial investment in the Fund must be at least $100,000.

                          TEMPORARY DEFENSIVE STRATEGY

                  The Fund may, for temporary defensive purposes invest up to 100% of its assets in highly liquid debt instruments or freely convertible currencies, although the Fund does not expect the aggregate of all such amounts to exceed 20% of its net assets under normal circumstances. During such periods, the Fund may not achieve its investment objective. In addition, pending the Fund's investment of new money in developing country equity securities, it typically invests in money market instruments or other highly liquid debt instruments denominated in U.S. dollars or other freely convertible currencies.

                           WHO MAY INVEST IN THE FUND

                  The Fund is designed for institutional investors and other "qualified purchasers" that seek to achieve international diversification by investing in developing country securities. Given the risks of investing in developing country securities, the Fund has established suitability standards that require investors to meet strict minimum qualifications in order to invest in the Fund. If you are a natural person, in order to be considered a qualified purchaser for purposes of making an initial investment in shares of the Fund, you must generally own at least $5 million in investments. If you are an institution, in order to be considered a qualified purchaser for purposes of making an initial investment in the Fund, you must own, or manage on behalf of others, at least $25 million in investments.

     These suitability standards are stricter than those that were imposed prior to January 1, 1999. If you were a shareholder of the Fund prior to January 1, 1999, however, you may invest in additional shares of the Fund, even though you do not meet the new suitability requirements that are described above. Prior to January 1, 1999, the Fund's suitability standards required that each investor that was a "company" (as that term is defined in the 1940 Act) have total assets in excess of U.S. $5 million, and that each prospective investor that was a natural person be an "accredited investor" within the meaning of Regulation D under the Securities Act of 1933. Existing shareholders that held shares of the Fund prior to January 1, 1999, and that continue to meet the accredited investor standard are not required to meet the "qualified purchaser" standard in order to acquire additional shares of the Fund.

                            RESTRICTIONS ON TRANSFERS

                  In order to invest in the Fund, in addition to the qualifications listed above, you also must agree that you will not transfer any of the Fund's shares to another party who does not meet these minimum qualifications. These transfer restrictions apply even if you hold shares of the Fund currently, but do not meet the more strict suitability requirements. The Fund will enforce these transfer restrictions, and any transfer carried out in violation of these restrictions will be void.

                                   Management

Investment Adviser

                  The Fund's investment adviser (the "Manager") is Capital International, Inc., whose address is 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025-3302. The Fund's Manager was organized under the laws of California in 1987 and is registered with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Advisers Act of 1940. The Capital Group Companies, Inc., 333 South Hope Street, 55th Floor, Los Angeles, California 90071-1447, owns, directly or indirectly, all of the Manager's outstanding shares of common stock.

                  The Manager makes investment decisions and supervises the acquisition and disposition of securities by the Fund and provides information to the Fund's Board of Directors to assist the Board in identifying and selecting qualified markets. The Manager also provides and pays the compensation and travel expenses of the Fund's officers and of the Directors of the Fund who are affiliated with the Manager; maintains for the Fund all required books and records and furnishes or causes to be furnished all required reports or other information (to the extent such books, records, reports and other information are not maintained or furnished by the Fund's custodian or other agents); determines the net asset value ("NAV") of the Fund's shares as required; and supplies the Fund with office space.

     For its services, the Manager receives from the Fund a fee, payable monthly in U.S. dollars, at the annual rate of 0.90% of the first $400 million of aggregate net assets of the Fund. The annual rate is reduced to 0.80% of the aggregate net assets from $400 million to $1 billion; to 0.70% of the aggregate net assets from $1 billion to $2 billion; to 0.65% of the aggregate net assets from $2 billion to $4 billion; to 0.625% of the aggregate net assets from $4 billion to $6 billion; to 0.60% of the aggregate net assets from $6 billion to $8 billion; to 0.58% of the aggregate net assets from $8 billion to $11 billion; to 0.56% of the aggregate net assets from $11 billion to $15 billion; to 0.54% of the aggregate net assets from $15 billion to $20 billion; and to 0.52% of such aggregate net assets in excess of $20 billion as determined on the last business day of every week and month. For the 12 month period ended June 30, 2003, the Fund paid to the Manager a fee equal to 0.62% of the average net assets of the Fund.

Portfolio Management

                  The Manager uses a system of multiple portfolio managers in managing assets. Under this system, the portfolio of the Fund is divided into segments, and each segment is assigned to an individual manager, who decides how the assets in that segment will be invested (within the limits provided by the Fund's objectives and the Manager's investment committee). In addition, one segment is designated as a "research portfolio" and is managed by a number of research professionals. The following individuals serve as portfolio managers for the Fund:


Osman Y. Akiman      Mr.  Akiman has served as a portfolio  manager of the Fund since 1999,  and as a Vice  President and portfolio manager of Capital International  Research,  Inc., an international  research affiliate of the Manager,  since
                     1998. He joined the Capital  organization in 1993 after receiving an M.B.A. from Harvard  University  Graduate
                     School of Business Administration, and has served as an investment research analyst since 1993.

Christopher Choe     Mr. Choe is a Senior Vice President and portfolio  manager of the Manager and has served as a portfolio manager for the Fund since 1998, and is a member of the Capital Group Asian Management  Committee.  Mr. Choe joined the
                     Capital  organization in 1990 and served as an investment  research  analyst until 1998. Mr. Choe is a graduate of the  University of Kent in  Canterbury,  England,  where he received a B.A.  (with honors) in accounting and computing and holds a Fellowship  with the Institute of Chartered  Accountants  in England and Wales.  Mr. Choe
                     is also a member of the  Association  of  Investment  Management  and  Research  and the  Singapore  Society of
                     Financial Analysts.

David I. Fisher      Mr. Fisher has served as a Director of the Manager since 1988, as a Vice Chairman  since 1998, and as President from 1988 to 1997.  He has also served as President  and a Director of the Fund since its inception in 1986 and
                     Vice  Chairman  of the  Board  and a  Director  since  1991.  He is  Chairman  of the  Board of  Capital  Group
                     International,  Inc., the Manager's  immediate parent company and serves as an officer and director of numerous affiliated  companies of the Manager.  He has also served as Executive Vice  President-International  from 1985 to 1991, and Chairman of the Board of The Capital Group Companies,  Inc., the Manager's ultimate parent company from  1991 to  1998.  Mr.  Fisher  joined  the  Capital  organization  in 1969  and has  investment  management responsibilities  for U.S.,  non-U.S.,  global,  and emerging  market assets and has been  responsible  for the organization's international investing activities since 1982.

 Hartmut Giesecke    Mr.  Giesecke has served as a Senior Vice  President of the Manager  since 1992 and a Director  since 1991.  He has served as a  portfolio  manager  for the Fund since the Fund's  inception  in 1986 and as a Vice  President from 1986 to 1999,  and as a Senior Vice  President of the Fund since  1999.  He has also served as Senior Vice
                     President  and a Director of Capital  International  Research,  Inc.  since 1985. He served as President of the
                     Manager's  Tokyo-based  affiliate,  Capital International K.K., from 1986 to 1994, as a Director since 1986 and as  Chairman  since  1994.  Mr.  Giesecke  joined  Geneva-based  Capital  International  S.A.  in 1972  and has investment  management  responsibilities  for  international  and global accounts,  as well as emerging markets investments.

Victor D. Kohn       Mr. Kohn has served as President of the Manager since 2002 and a Director since 1997. He has served as a Senior Vice President from 1997 to 2002, and as a Vice President from 1992 to 1997. He has served as a portfolio manager for the Fund since 1994, served as Vice President from 1996 to 1999, Senior Vice President since 1999 and was elected an Executive Vice President in 2003. Mr. Kohn was elected a Director of the Fund in
                     2002. In addition, Mr. Kohn is a Senior Vice President and Director of Capital International Research, Inc. and
                     has served as Executive Vice President and Director of Capital International Research, Inc. from 1995 to 1998.
                     Mr. Kohn joined the Capital organization in 1986. Prior to joining the organization, Mr. Kohn spent two years at Montgomery Securities, where he was an analyst in the firm's venture capital group. Mr. Kohn earned bachelor's and master's equivalent degrees (summa cum laude) in industrial engineering from the Universidad de
                     Chile and an M.B.A. from Stanford Graduate School of Business.

Nancy J. Kyle        Ms. Kyle has served as a Senior Vice President,  a Director and an international  portfolio  manager of Capital
                     Guardian  Trust Company  ("CGTC")  since 1992.  She has served as a portfolio  manager for the Fund since 1994,
                     Vice  President from 1996 to 1999, and a Senior Vice  President  since 1999.  She is also  responsible  for the coordination  of asset  allocation  decisions  for global  balanced  portfolios  at CGTC.  Prior to joining the
                     Capital organization in 1991, she was a Managing Director at J.P. Morgan Investment  Management Inc., where she was head of the international  equity business in the United States and chief international  equity strategist.
                     Ms. Kyle earned a B.A. in political  science from  Connecticut  College and did graduate work in  international political science at the London School of Economics.

Luis Freitas        Mr. Oliveira has served as  a  Senior  Vice  President  and a  Director  of  Capital
de Oliveira         International  S.A.  since 1998 and Vice  President  of Capital  International  Research,  Inc.  since 1999.  He became a portfolio  manager for the Fund in 2001.  He joined the Capital  organization  in 1994 as an investment research  analyst  after  receiving  a M.B.A.  from  INSEAD in France.  He holds a B.A.  in  economics  from the
                    Universidade  Federal de Minas  Gerais in Brazil.  Prior to his  schooling  at  INSEAD,  he was a resident  Vice
                    President in the International Corporate Finance Division of Citibank in Brazil.

Shaw B. Wagener      Mr.  Wagener has served as a Director of the Manager since 1991 and as Executive  Vice  President  from 1993 to
                     1997.  He has  served  as  President  since  1998 and as  Chairman  since  2002.  Mr. Wagener  has  served as a portfolio  manager for the Fund since 1990, an Executive Vice President  since 1996, and a Director since 1997, and was elected  President of the Fund in 2003. In addition,  he served as Vice  President-Investment  Division of  Capital  Research  and  Management  Company  from 1986 to 1993.  Mr.  Wagener is also an  emerging  markets portfolio manager investing in equity  securities.  He joined the Capital  organization in 1981. Mr. Wagener is a graduate of  Claremont  McKenna  College  (cum laude) with a B.A. in  international  relations.  He holds the
                     Chartered Financial Analyst(R)designation and is a member of the Los Angeles Society of Financial Analysts.


                             PRICING OF FUND SHARES

     The Fund calculates its share price, also called net asset value or NAV, as of 4:00 p.m. Eastern time (which is the normal close of trading on the New York Stock Exchange), on the last business day of each week, on the last business day of each month, and on such other days as the Board of Directors may determine. The value of the Fund's investments is based upon current market value. In the event that the market price of a particular security is not available, the price of that security will be determined at fair value in good faith, based upon procedures established for that purpose by the Board of Directors. The Fund will not determine NAV on any day during which the New York Stock Exchange has been closed for trading.

                             HOW TO PURCHASE SHARES

                  The Fund may suspend the sale of shares from time to time, as determined by the Board of Directors. In addition, the Board has imposed a limitation on the number of shares that may be sold by the Fund in any one fiscal year. This limitation, which also may be modified at any time by the Board of Directors, is 25% of the outstanding shares as of the prior fiscal year-end.

                  You may purchase shares by calling the Fund at (310) 996-6153, or by facsimile at (310) 996-6200. The minimum initial purchase for both institutions and natural persons is $100,000. The minimum subsequent purchase for both institutions and natural persons is $25,000. Shares of the Fund are offered for sale on the last business day of the week and on the last business day of the month. Although you may submit purchase orders on a daily basis, the Fund will not accept or price your order until the last business day of the week or the last business day of the month. Assuming the investor suitability and minimum purchase requirements are met and the order has been accepted, the price of shares will be the NAV per share next determined (on the last business day of each week and month). You do not pay any sales or distribution charges for purchasing shares of the Fund.

                  Once the Fund receives your purchase order, the Fund will send a confirmation letter to you indicating the name of the purchaser, the dollar amount of the purchase, the trade date on which the order will be priced and settlement instructions. On the trade date, once the NAV has been calculated, the Fund will notify you of the purchase price per share and the total dollar amount of the purchase.

                  Payment must be received on or prior to the third business day following the date on which the price is determined at the direction of a Fund officer ("Settlement Date"). Payment for shares to be sold by the Fund may be wired using the following wiring instructions:

         Wire:             Emerging Markets Growth Fund, Inc.
                           c/o Wells Fargo Bank (ABA 121000248)
                           155 Fifth Street
                           San Francisco, California  94103

                           For credit to the account of:
                           American Funds Service Company
                           a/c #4600-076178
                           Emerging Markets Growth Fund, Inc.


     Alternatively, you may send a check, made payable to Emerging Markets Growth Fund, Inc., to the following address:

                           Capital International, Inc.
                           Attn:  Abbe Shapiro
                           11100 Santa Monica Boulevard, 15th Floor
                           Los Angeles, California  90025-3302

                  In the unlikely event that the Fund receives your money prior to pricing your order, the Fund will hold that money on your behalf in an account that is maintained separately from any of the Fund's other accounts.

                  In addition, at the sole discretion of the Manager, you may purchase shares by tendering to the Fund developing country securities that are determined by the Manager to be appropriate for the Fund's investment portfolio. If you wish to purchase shares with securities, you should send your request by facsimile to the Fund at (310) 996-6200. The facsimile request should provide a list of all such securities and the amount of each security being offered in exchange for shares. The Fund may accept all, a portion, or none of the tendered securities. You will be notified by written communication within five (5) business days as to whether the Fund will issue shares in exchange for any of the tendered securities. If any tendered securities are accepted, you will receive shares based on the market value of the tendered securities and the NAV of the Fund's shares next determined after the decision has been made to accept securities in exchange for shares. The tendered securities must be received on or prior to the fifth business day following the date on which the price is determined at the direction of the Fund's officers. You should consult with your own tax adviser on the consequences of exchanging securities for Fund shares.

                  If you so request, the Fund will send you share certificates immediately following the date on which your payment for the shares has been received and accepted.

                              HOW TO REDEEM SHARES

Redemption Policy

                  The Fund redeems its shares at monthly intervals. You may send your redemption request to the Fund at any time. The Fund accepts redemption requests received in good order at, or prior to, the close of business (5:00 p.m. Pacific time) on the first business day of each month (the "Redemption Request Deadline"). Your redemption request will become irrevocable at the Redemption Request Deadline. You may, however, revoke your redemption request at any time prior to the Redemption Request Deadline. A redemption request will not be properly revoked unless the Fund receives, prior to the Redemption Request Deadline, a written revocation by postal or commercial delivery or by facsimile at (310) 996-6200. Your shares will be redeemed at the price determined as of the close of business (4:00 p.m. Eastern time) on the last business day of the month in which your redemption request became effective (the "Redemption Pricing Date"). The Fund will pay the proceeds of your redemption request within seven
(7) calendar days after the Redemption Pricing Date (the "Redemption Payment Date").


                  The following example, based upon a redemption request received by the Fund prior to the close of business on January 14, 2004, is intended to help you understand the Fund's Redemption Policy.


                  o January 14, 2004, prior to 5:00 p.m. Pacific time-the Fund receives your redemption request


                  o February 2, 2004, at 5:00 p.m. Pacific time (Redemption Request Deadline) - your redemption request becomes effective, unless a prior written revocation has been received by the Fund


                  o February 27, 2004, 4:00 p.m. Eastern time (the Redemption Pricing Date) - determination of share price at which your redemption request will be honored


                  o March 5, 2004, (Redemption Payment Date) - last date by which the Fund must send you the proceeds of your redemption


     The Fund may also declare the Redemption Pricing Date to be sooner than the last business day of the month. For example, the Fund may accelerate the Redemption Pricing Date to use the proceeds from sales of new shares to meet redemption requests, instead of liquidating other Fund assets for that purpose. However, the Fund may only accelerate the Redemption Pricing Date if several conditions are met including that the Redemption Payment Date is also accelerated so that payment occurs no later than seven (7) days after the accelerated Redemption Pricing Date. The accelerated Redemption Pricing Date will only occur after the Fund has announced to the redeeming shareholders its intent to accelerate.

                  The Fund may suspend the Redemption Pricing Date and the Redemption Payment Date in any period during which the New York Stock Exchange has been closed for trading, or trading on the New York Stock Exchange has been restricted due to certain emergencies. If an emergency suspension of redemptions is in effect on a Redemption Pricing Date, the Redemption Pricing Date will be the next business day following the end of the emergency suspension of redemptions for all pending redemption requests. Likewise, if a Redemption Payment Date occurs during an emergency suspension of redemptions, redemption proceeds will be paid on the next business day following the end of the emergency suspension of redemptions for all pending redemption payments. The Fund may not otherwise modify this Redemption Policy unless it receives the approval of a majority of the Fund's shareholders and the SEC.

Redemption Procedure

                  You can redeem your shares of the Fund by sending a written request for a check or wire representing the redemption proceeds to the following address:

                           Capital International, Inc.
                           Attn:  Abbe Shapiro
                           11100 Santa Monica Boulevard, 15th Floor
                           Los Angeles, California 90025-3302

                 You may also send your redemption request by facsimile to Capital International, Inc., Attn: Abbe Shapiro at 310-996-6200. There are no shareholder charges for redemptions. You must, however, redeem your shares in amounts of at least $25,000 (the same amount as the minimum subsequent investment in the Fund). Your redemption request must be signed by the shareholder(s) of record. In addition, the Fund requires a signature guarantee if the redemption requested (i) exceeds $75,000, (ii) requests that the redemption proceeds be sent to a person or entity other than the shareholder of record, (iii) requests that the redemption proceeds be sent to an address other than the address of record, or (iv) requests payment be sent to a record address that has been changed within the preceding 30 days. The Fund may also require additional documentation for requests for redemption of shares held in corporate, partnership or fiduciary accounts.

Mandatory Redemption

                  The sale or transfer of shares to persons not meeting the Fund's suitability standards are void and subject to mandatory redemption by the Fund.

Open-End Interval Fund Liquidity Policy

                  The Fund has adopted, as a fundamental policy, liquidity procedures designed to more easily provide for redemptions, although there can be no guarantee of that result. The Fund's liquidity policy requires that the Fund maintain a portfolio of securities such that as of each day on which the Fund's assets are valued for purposes of calculating its net asset value, at least 85% of the Fund's net assets will either: (a) mature by the next Redemption Payment Date; or (b) be capable of being sold between the Redemption Request Deadline and the Redemption Payment Date at approximately the price used in computing the Fund's net asset value.

                  In evaluating the liquidity of its portfolio, the Fund makes certain assumptions as to country, currency, and equity market strength, the availability of potential purchasers of particular securities the Fund may wish to sell, recent and longer term price performance of a security in a particular market, and other factors affecting supply and demand for a security that would influence the security's liquidity and price. In determining to seek SEC approval to operate as an open-end interval fund, the Fund further considered the past behavior of its shareholders in terms of their sensitivity to changes in the net asset value of the Fund's shares and their desire to purchase additional shares or to sell their shares to third party purchasers during periods of price instability. Significant changes in any of these factors, both issuer-specific and those related more generally to the stability of a country's economy, currency or equity markets - some of which may further affect shareholder decisions whether to purchase or redeem shares of the Fund - could adversely affect the price at which the Fund was able to sell a particular security in its portfolio, with the result that the value received at the time of such sale would be less than the value of the security prior to the onset of the intervening events.

                  DIVIDENDS, DISTRIBUTIONS AND TAX CONSEQUENCES

                  The following information is meant to be a general summary for U.S. taxpayers. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state, local and foreign tax consequences to you of investing in the Fund.

Dividends and Distributions

                  The Fund will generally distribute dividends and realized net gains, if any, to you annually. You may elect to reinvest dividends and/or capital gains distributions to purchase additional shares of the Fund or you may elect to receive them in cash.

Tax Consequences

                  Dividends and capital gains are generally taxable whether they are reinvested or received in cash-unless you are exempt from taxation or entitled to tax deferral. Capital gains may be taxed at different rates depending on the length of time the Fund holds its assets.

                  You must provide the Fund with a certified correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the Internal Revenue Service (IRS) can require the Fund to withhold 31% of your taxable distributions and redemptions. Federal law also requires the Fund to withhold 30% of the applicable tax treaty rate from dividends paid to certain non-resident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). Prior to July 1, 1999, the Fund operated as a closed-end investment company; the data in the table below reflects the Fund's operations as a closed-end investment company. The information has been audited by PricewaterhouseCoopers LLP (except for the six months ended December 31, 2003) whose report, along with the Fund's financial statements, is included in the annual report which is available upon request.


                  Per-Share Data and Ratios                 Years Ended June 30
                  -------------------------

                                                           Six Months
                                                            ended
                                                          December 31,
                                                           2003/1,2/    2003       2002           2001        2000       1999
                                                           ----------------- ----------- ---------- -------------- -----------

Net Asset Value, Beginning of Year                         $47.41      $44.80     $48.21         $68.69      $55.53     $46.05
Income from Investment Operations:
       Net investment income                                  .50         .92         .35           .68         .58        1.48
       Net realized and unrealized gain (loss) on           14.44        2.21      (3.07)       (20.80)       13.56        8.00
       investments
                                                            -----        ----      ------       -------       -----        ----
       Total income (loss) from investment operations       14.94        3.13      (2.72)       (20.12)       14.14        9.48
Less Distributions:
      Dividends from net investment income                 (1.26)       (.52)      (.69)          (.36)       (.98)


Net Asset Value, End of Year                               $61.09      $47.41     $44.80         $48.21      $68.69     $55.53
                                                           ======  =   ======  =  ======  =      ======  =   ======  == ======
Total Return                                               31.64%/3/    7.14%    (5.64)%       (29.31)%      25.63%     20.59%
Ratios/Supplemental Data:
      Net assets, end of year (in millions)                $19,945     $16,154    $16,258        $17,634     $22,639    $18,147
      Ratio of expenses to average net assets              .70%/4/        .70%       .70%           .68%        .71%       .73%
      Ratio of net income to average net assets            1.81%/4/       2.14%      1.27%          1.25%       1.11%      3.03%
      Portfolio turnover rate                              20.55%/3/     33.70%     26.22%         26.10%      35.86%     33.71%
---------------------------------------------------------------- ----------------- ----------- ---------- -------------- -----------
 /1/Unaudited.
 /2/Starting with the six-month period ended December 31, 2003, the per-share data is based on average shares outstanding.
 /3/Based on operations for the period shown and, accordingly, not representative of a full year's operations.
 /4/Annualized.


                          MORE INFORMATION ABOUT THE FUND

 Additional information about the Fund, including the Fund's Annual and Semi-Annual Reports and its Statement of Additional Information, is available free of charge upon request by dialing (800) 421-0180 x96245.


 Investment Adviser                         Annual/Semi-Annual Report

 Capital International, Inc.                Additional  information about the Fund's  investments is
 11100 Santa Monica Boulevard, 15th Floor   available in the Fund's  annual and  semi-annual  report
 Los Angeles, California 90025-3302         to shareholders.  In the Fund's annual report,  you will
                                            find  a  discussion   of  the  market   conditions   and
 Custodian                                  investment strategies that significantly affected the Fund's performance during its last fiscal year.
 JPMorgan Chase Bank
 270 Park Avenue                            Statement of  Additional  Information  ("SAI") and Codes
 New York, NY 10017-2070                    of Ethics

 Dividend Paying and Transfer Agent        The SAI provides more detailed information about the Fund, and is incorporated by reference (legally considered part of this Prospectus).
 American Funds Service Company
 135 South State College Boulevard
 Brea, California  92821-5823              The  Codes of Ethics  describe  the  personal  investing
                                           policy  adopted  by the Fund and the  Fund's  investment
 Luxembourg Transfer Agent                 adviser and its affiliated companies. The Codes of Ethics and current SAI have been filed with the SEC.
 Banque Internationale a Luxembourg S.A.


The Codes of Ethics, the Fund's current SAI and Annual and Semi-annual Reports also available from the SEC by:

       o visiting the SEC public reference room (1-800-SEC-0330) in Washington D.C.

       o sending a duplicating request with the appropriate duplicating fee to the SEC Public Reference Section, Washington D.C. 20549-6009

       o viewing online or downloading text-only versions of the documents from the SEC Internet site at http://www.sec.gov




Registration No. 811-4692

                       EMERGING MARKETS GROWTH FUND, INC.





                 THIS STATEMENT OF ADDITIONAL INFORMATION DATED
                  APRIL 2, 2004, IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF
                  THE EMERGING MARKETS GROWTH FUND, INC. DATED
                      APRIL 2, 2004, WHICH MAY BE OBTAINED
                       FREE OF CHARGE UPON REQUEST TO THE
                       EMERGING MARKETS GROWTH FUND, INC.
                          11100 SANTA MONICA BOULEVARD
                       LOS ANGELES, CALIFORNIA 90025-3302
                         TELEPHONE (800) 421-0180 x96245










This Statement of Additional Information incorporates by reference financial statements of the Emerging Markets Growth Fund, Inc. from the Fund's most recent annual and semi-annual reports to shareholders. You can obtain copies of those reports by calling (800) 421-0180 x96245.

                                TABLE OF CONTENTS

                                                                                                                Page


Fund History....................................................................................................B-1


FUNDAMENTAL Investment POLICIES AND RESTRICTIONS................................................................B-1


CERTAIN NON-FUNDAMENTAL POLICIES................................................................................B-4


RISK FACTORS AND OTHER CONSIDERATIONS...........................................................................B-6

   Investment and Repatriation Restrictions.....................................................................B-6
   Currency Fluctuations........................................................................................B-6
   Potential Market Volatility..................................................................................B-7
   Government in the Private Sector.............................................................................B-7
   Investor Information.........................................................................................B-7
   Taxation.....................................................................................................B-7
   Litigation...................................................................................................B-7
   Fraudulent Securities........................................................................................B-7
   Loans and Loan Participations................................................................................B-7
   Settlement Risks.............................................................................................B-8
   Russia.......................................................................................................B-8

ADDITIONAL INVESTMENT STRATEGIES................................................................................B-9

   Currency Hedging Transactions................................................................................B-9
   Options on Securities and Securities Indexes................................................................B-10
   Other Financial Futures and Related Options.................................................................B-10
   Swap Agreements.............................................................................................B-10
   Equity Linked Notes.........................................................................................B-11
   Securities Lending..........................................................................................B-12

RISK FACTORS ASSOCIATED WITH ADDITIONAL
    INVESTMENT STRATEGIES......................................................................................B-12

   Currency Hedging Transactions...............................................................................B-12
   Options on Securities and Securities Indexes................................................................B-13
   Other Financial Futures and Related Options.................................................................B-13
   Swap Agreements.............................................................................................B-13
   Equity Linked Notes.........................................................................................B-14

PORTFOLIO TURNOVER.............................................................................................B-15


Management.....................................................................................................B-15

   The Board of Directors .....................................................................................B-15
   Committees of the Board of Directors .......................................................................B-15



Management of the Fund ........................................................................................B-17


Fund Shares Owned by Directors ................................................................................B-21


Director COMPENSATION..........................................................................................B-21


COMPENSATION TABLE.............................................................................................B-22


Principal Shareholders.........................................................................................B-22


Investment Advisory and Other Services.........................................................................B-23

   The Manager.................................................................................................B-23
   Investment Advisory and Service Agreement...................................................................B-23
   Personal Investing Policy...................................................................................B-24

PROXY VOTING POLICIES AND PROCEDURES...........................................................................B-25

   Policy. ....................................................................................................B-25
   Procedures..................................................................................................B-26

CUSTODIAN, DIVIDEND PAYING AGENT, TRANSFER
    AGENT AND REGISTRAR........................................................................................B-28

INDEPENDENT Auditors AND LEGAL COUNSEL.........................................................................B-28


Portfolio Transactions and Brokerage...........................................................................B-28


Capital Stock..................................................................................................B-29


PURCHASE AND PRICING OF SHARES.................................................................................B-30

   Purchasing Shares...........................................................................................B-30
   Pricing of Fund Shares......................................................................................B-30

TAXES AND DISTRIBUTIONS........................................................................................B-31

   Dividends and Capital Gain Distributions....................................................................B-32
   Shareholder Taxation........................................................................................B-35

PERFORMANCE INFORMATION........................................................................................B-36


FINANCIAL STATEMENTS...........................................................................................B-37


                                  Fund History

                  Emerging Markets Growth Fund, Inc. (the "Fund") is a corporation organized under Maryland law on March 10, 1986, for the purpose of investing in developing country securities. The Fund was originally organized as a closed-end investment company. The Fund converted its structure to that of an open-end interval investment company ("open-end interval fund") effective July 1, 1999. As an open-end interval fund, the Fund offers its shareholders the opportunity to request the redemption of their shares on a monthly basis at net asset value, without undue disruption to the Fund's portfolio or interference with the Fund's investment objective.

                   The Fund is designed for institutional investors and other "qualified purchasers" desiring to achieve international diversification by participating in the economies of various countries with developing, or "emerging" securities markets.

                FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS

                  The Fund is a diversified, open-end interval fund. The Fund intends to achieve long-term capital growth through investment in developing country securities. As a matter of fundamental policy the Fund will not, unless authorized by a vote of a majority of its outstanding shares:


         1.       invest in securities having unlimited liability;

         2. issue senior securities (except warrants issued to the Fund's shareholders and except as may arise in connection with certain security purchases, all subject to limits imposed by the Investment Company Act of 1940 (the "1940 Act")), borrow money (except that the Fund may borrow (a) in connection with hedging a particular currency exposure and (b) from banks for temporary or emergency purposes, such borrowings not to exceed 5% of the value of its total assets (excluding the amount borrowed)), and pledge its assets (except to secure such borrowings);

         3. invest in commodities, commodity contracts or land, although it may purchase and sell securities which are secured by real estate or commodities and securities of companies which invest or deal in real estate or commodities, and it may purchase and sell spot or forward currency contracts or currency futures contracts for hedging purposes or to minimize currency conversion costs in connection with specific securities transactions;

         4. make investments for the purpose of exercising control or management;

         5. engage in short sales or maintain a short position, although for tax purposes it may sell securities short against the box;

         6. purchase any security (other than marketable obligations of a national government or its agencies or instrumentalities) if as a result: (i) more than 35% of its assets would be invested in the securities of companies domiciled in any one country, or (ii) with respect to 75% of its total assets, more than 5% of its total assets would be invested in the securities of any single issuer, or (iii) 25% or more of its total assets would be invested in issuers whose primary business is in a single industry;

         7. act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws;

         8. lend any funds or other assets, except that the Fund may, consistent with its investment objectives and policies: (i) invest in debt obligations including bonds, debentures, loan participations or other debt securities in which financial institutions generally invest, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities in accordance with applicable guidelines established by the Securities and Exchange Commission ("SEC"); and

         9. purchase any securities if as a result, with respect to 75% of its total assets, the Fund would own more than 10% of the outstanding voting securities of any one issuer.

                  Moreover, as a fundamental policy, the Fund will maintain a portfolio of securities such that, as of each day on which the Fund's assets are valued for purposes of calculating its net asset value, at least 85% of the Fund's assets will either: (a) mature by the next Redemption Payment Date; or
(b) be capable of being sold between the Redemption Request Deadline and the Redemption Payment Date (as such terms are defined in the Prospectus) at approximately the price used in computing the Fund's net asset value. The Redemption Policy, as described in the Prospectus, also constitutes a fundamental policy of the Fund.

                  In evaluating the liquidity of its portfolio, the Fund makes certain assumptions as to country, currency, and equity market strength, the availability of potential purchasers of particular securities the Fund may wish to sell, recent and longer term price performance of a security in a particular market, and other factors affecting supply and demand for a security that would influence the security's liquidity and price. In determining to seek SEC approval to operate as an open-end interval fund, the Fund further has considered the past behavior of its shareholders in terms of their sensitivity to changes in the net asset value of the Fund's shares and their desire to purchase additional shares or to sell their shares to third party purchasers during periods of price instability. Significant changes in any of these factors, both issuer-specific and those related more generally to the stability of a country's economy, currency or equity markets - some of which may further affect shareholder decisions whether to purchase or redeem shares of the Fund - could adversely affect the price at which the Fund was able to sell a particular security in its portfolio, with the result that the value received at the time of such sale would be less than the value of the security prior to the onset of the intervening events.

                  In addition to the investment restrictions described above, the Fund is subject to certain diversification requirements based on its status as a "diversified" investment company under the 1940 Act, which also may not be changed without a majority vote of the Fund's outstanding shares. Under these requirements, at least 75% of the value of the Fund's total assets must consist of cash and cash items, U.S. Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets. Thus, with respect to 75% of the Fund's total assets, the Fund may not invest more than 5% of its assets in marketable obligations of a foreign national government or its agencies or instrumentalities.

                  These policies apply only at the time a transaction is entered into. Any subsequent change in the percentage of Fund assets invested in certain securities, or other instruments resulting from market fluctuations or other changes in the Fund's total assets, will not require the Fund to dispose of an investment until Capital International, Inc. (the "Manager") determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund.

                  With respect to investment restrictions 2. and 3., the Fund interprets its fundamental policies on issuing senior securities, investing in commodities, and effecting short sales as not prohibiting it from entering into transactions in swap agreements, options and futures on securities or securities indexes, provided any such positions are covered by the maintenance of a segregated assets consisting of liquid assets, or by maintenance of an appropriate offsetting position.

                  With respect to item (iii) of investment restriction 6., it is the current position of the staff of the SEC that only obligations of the U.S. Government and its agencies and instrumentalities may be excluded for purposes of determining compliance with that restriction and the Fund will only exclude such U.S. Government securities for this purpose.

                  For purposes of applying the terms of investment restrictions number 6. and 9., the Fund makes reasonable determinations as to the identity of individual issuers of securities in the Fund's portfolio, and as to whether the Fund has acquired an investment that would have the status of a "voting security" under U.S. law. Most issuers represented in the Fund's portfolio are organized under laws other than those of the United States, some of which may permit forms of organization and equity participation not common in the United States. Because of this, the Fund may be required to consider a number of factors in order to reach definitive conclusions as to who is the effective "issuer" of a security (and as to whether a security is a "voting security"). These factors may include the relative significance of legal rights and remedies that attached to an investment; whether the issuer operates alone or as part of a family of companies engaged in substantially the same or different lines of business; and, in the case of investments in pooled investment vehicles, whether a particular investment opportunity is offered by a single issuer or by multiple issuers, whether they operate under common control, and whether they have the same objectives and policies.

                  Consistent with rules relating to the determination of beneficial ownership under the Securities Exchange Act of 1934, a conversion feature or right to acquire a security shall be considered to be ownership of the underlying security by the Fund for the purposes of investment restrictions
6. and 9. With respect to the limits described in investment restrictions 6. and
9. above, the Fund may make purchases of securities in excess of such limits pursuant to the exercise of warrants or rights that would maintain the Fund's pro rata interest in an issuer or a class of an issuer's securities and provided that the Manager has determined that such exercise is in the best interests of the Fund. The Fund will dispose of the securities so acquired within a reasonable time after acquisition (presumptively, within approximately 90 days), unless compliance with the limits otherwise has been restored.

                 The Fund's limitation on borrowing does not prohibit "borrowing in connection with hedging a particular currency exposure." The only type of borrowing contemplated thereby is the use of a letter of credit issued on the Fund's behalf in lieu of depositing initial margin in connection with currency futures contracts. Borrowing by the Fund will be covered in accordance with the requirements of the 1940 Act.

                  Notwithstanding any of the above investment restrictions, the Fund may establish wholly-owned subsidiaries or other similar vehicles for the purpose of conducting its investment operations in qualified markets, where such subsidiaries or vehicles are required by local laws or regulations governing foreign investors such as the Fund. The Fund would "look through" any such vehicle to determine compliance with its investment restrictions.

                  Although the Fund's day-to-day compliance with its fundamental investment objectives and policies has been delegated to the Manager, the Board of Directors oversees the Fund's compliance with its fundamental policies and objectives.

                        CERTAIN NON-FUNDAMENTAL POLICIES

                  Under normal market conditions, the Fund invests no less than 80% of its assets in developing country securities. The Fund invests principally in developing country securities that are listed on a bona fide securities exchange or are actively traded in an over-the-counter ("OTC") market and whose issuers are domiciled in countries that have securities markets approved for investment by the Fund's Board of Directors ("Qualified Markets"). These exchanges or OTC markets may be either within or outside the issuer's domicile country, and the securities may be listed or traded in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") or other types of depositary receipts. The Fund may invest in securities of issuers that are not domiciled or do not have their principal place of business in developing countries, provided that, at least 75% of their assets are in developing countries, or such issuers expect to derive at least 75% of their total revenue or profits from goods or services produced in or sales made in developing countries. The Fund may invest a portion of its assets (not to exceed 10%) in securities of issuers that are not domiciled and/or do not have their principal places of business in developing countries but that have or will have substantial assets in developing countries; and/or derive or expect to derive a substantial proportion of their total revenue or profit from either goods and services produced in, or sales made in, developing countries.

                  The Fund's Board of Directors will, in its discretion and in consultation with the Manager, select Qualified Markets for primary investment by the Fund taking into account, among other factors, market liquidity, availability of information and official regulation, including fiscal and foreign exchange repatriation rules. As of the date of this Statement of Additional Information, the markets in the following countries had been approved by the Board of Directors as Qualified Markets: Argentina, Brazil, Chile, Colombia, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Pakistan, the People's Republic of China, Peru, the Philippines, Poland, Portugal, Russia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey and Venezuela. The Board of Directors will revise its selection of Qualified Markets as additional markets are determined by the Board of Directors to be appropriate, or as existing markets may no longer be deemed qualified for investment by the Fund based on the foregoing factors.

                  The Fund may invest, with prior approval of the Board of Directors, in developing country securities that are not readily marketable due to contractual or other restrictions on resale or because of the absence of a secondary market ("illiquid securities") and in securities of issuers that are not domiciled and/or do not have their principal place of business in developing countries that have qualified markets ("non-qualified market developing country securities"). The Fund's Board of Directors currently has authorized investments by the Fund of up to 10% of the Fund's assets in aggregate (taken at the time of purchase): (i) in developing country securities that are not readily marketable due to contractual or other restrictions on resale or because of the absence of a secondary market ("illiquid securities"), and (ii) in securities of issuers that are not domiciled and/or do not have their principal places of business in developing countries that have qualified markets ("non-qualified market developing country") (or investment companies that invest solely in issuers described in clause (ii)). The Fund's investments in securities of issuers described in clause (ii) shall also be limited to 1% of the Fund's assets (taken at the time of purchase) in any one issuer and 2% of the Fund's assets (taken at the time of purchase) in the aggregate in issuers located and having their principal places of business in any one country. Subject to these considerations and the fundamental restrictions to which the Fund is subject, the particular mix of securities held by the Fund at any time will be determined by the Manager under the supervision of, and within any guidelines established by, the Board of Directors.

                  The Fund seeks a portfolio that is diversified both geographically and by industry sector. A variety of issuers are evaluated by the Fund's Manager, and such evaluations generally focus on past performance and comparisons of the issuer with other companies in its industry or country, detailed investigation into the current operations and future plans of the issuer, and other relevant factors.

                  The Fund will not purchase any security (other than marketable obligations of a national government or its agencies or instrumentalities) if as a result, investments in a single issuer would exceed 10% of the Fund's total assets. A change in this limitation would require approval by the Fund's Board of Directors and an amendment to the Fund's prospectus.

                  The Fund may invest a portion of its portfolio (not to exceed 15% of total assets) in long-and short-term debt instruments, where the investment is consistent with the Fund's objective of long-term capital growth. Such investments are considered by the Fund to be developing country securities, and could involve, for example, the purchase of bonds issued at a high rate of interest in circumstances where the government of a developing country employs programs to reduce inflation, resulting in a decline in interest rates and an increase in the market value of such bonds. Debt instruments include "loan participations", which involve the purchase of a "portion" of one or more loans advanced by a lender (such as a bank) to a corporate or sovereign borrower.

                  The Fund also may invest in shares of other investment companies that invest in one or more Qualified Markets. If the Fund invests in such investment companies, the Fund's shareholders will bear not only their proportionate share of expenses of the Fund (including operating expenses and the fees of the Manager), but also will bear indirectly similar expenses of the underlying investment companies.

                  The Fund may also invest in shares of investment companies for which the Manager or an affiliate of the Manager serves as Manager. The Fund has received an SEC exemptive order permitting the Fund to invest up to 2 1/2% of the Fund's total assets in New Europe East Investment Fund, a closed-end, Luxembourg investment fund organized by the Manager for the purpose of investing in securities of companies or commercial operations domiciled in the countries of East Central Europe and the former Soviet Republics. The Fund has also received an SEC exemptive order permitting the Fund to invest up to 1% of the Fund's total assets in New Asia East Investment Fund, a closed-end, Singapore investment fund organized by the Manager for the purpose of investing in the South East Asia and China regions. The Fund has also received an SEC exemptive order permitting the Fund to invest up to 1% of the Fund's total assets in Capital International Global Emerging Markets Private Equity Fund, L.P., a global private equity fund that has been organized by the Manager. With respect to any such investments in investment companies advised by the Manager or an affiliate thereof, the Manager will waive all fees attributable to the Fund's holdings in such investment companies. To effectuate this waiver, the Fund's holdings in any such investment company would be excluded from the net assets of the Fund in the calculation of the Manager's fee.

                  The Fund may invest up to 35% of its net assets in the securities of issuers in a single country. As of December 31, 2003, the Fund had invested approximately 18.5% of its net assets in South Korea, 13.7% of its net assets in India, 11.0% of its net assets in Brazil, and 10.3% of its net assets in Taiwan. Investors should be aware that, given the extent of the Fund's investment in South Korea, India, Brazil, and Taiwan adverse developments in these countries could substantially affect the Fund's investment results.

                      RISK FACTORS AND OTHER CONSIDERATIONS

                  The Fund faces a number of investment risks greater than those normally associated with international investments in securities. These include:

Investment and Repatriation Restrictions

                  A number of attractive emerging securities markets restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. While the Fund will only invest in markets where these restrictions are considered acceptable, new or additional repatriation restrictions might be imposed subsequent to the Fund's investment. If such restrictions were imposed subsequent to the Fund's investment in the securities of a particular country, the Fund's response might include, among other things, applying to the appropriate authorities for waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the Fund's liquidity needs and all other acceptable positive and negative factors. Further, some attractive equity securities may not be available to the Fund because foreign shareholders hold the maximum amount permissible under current laws.

Currency Fluctuations

                  In accordance with its investment objective, the Fund's assets will be invested in securities of companies in developing countries and substantially all income will be received by the Fund in foreign countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years and devaluation may occur subsequent to investments in these currencies by the Fund. The value of the assets of the Fund as measured in U.S. dollars would be adversely affected by devaluation in foreign currencies. Consistent with its investment objective, the Fund can engage in certain currency hedging transactions. These transactions involve certain special risks. See "Additional Investment Strategies-Currency Hedging Transactions."

Potential Market Volatility

                  Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of illiquidity and are characterized by significant price volatility.

Government in the Private Sector

                  Government involvement in the private sector varies in degree among the emerging securities markets in which the Fund may invest. Such involvement may, in some cases, include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies, to the possible detriment of the Fund's investments.

Investor Information

                  The Fund may encounter problems in assessing investment opportunities in certain emerging securities markets in light of limitations on available information and different accounting, auditing and financial reporting standards. In such circumstances, the Manager will seek alternative sources of information, and to the extent the Manager may not be satisfied with the sufficiency of the information obtained with respect to a particular market or security, the Fund will not invest in such market or security.

Taxation

                  Taxation of dividends, interest and capital gains received by non-residents varies among developing countries and, in some cases, is comparatively high. In addition, developing countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Fund could in the future become subject to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.

Litigation

                  The Fund and its shareholders may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

Fraudulent Securities

                  It is possible, particularly in emerging markets, that securities purchased by the Fund may subsequently be found to be fraudulent or counterfeit and as a consequence the Fund could suffer a loss.

Loans and Loan Participations

                  The Fund may invest, subject to its overall limitation on debt securities, in loans and loan participations, typically made by a syndicate of banks to governmental or corporate borrowers for a variety of purposes. The underlying loans to emerging market governmental borrowers may be in default and may be subject to restructuring under the Brady Plan. The underlying loans may be secured or unsecured, and will vary in term and legal structure. When purchasing loan participations, the Fund may assume the credit risks associated with the original bank lender as well as the credit risks associated with the borrower. Investments in loans and loan participations present the possibility that in the United States, the Fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the Fund could be part owner of any collateral, and could bear the costs and liabilities of owning and disposing of the collateral. Loan participations are generally not rated by major rating agencies and may not be protected by securities laws. Also, loans and loan participations are often considered to be illiquid.

Settlement Risks

                  Settlement systems in emerging markets are generally less well organized than in developed markets. Supervisory authorities may also be unable to apply standards that are comparable with those in developed markets. Thus there may be risks that settlement may be delayed and that cash or securities belonging to the Fund may be in jeopardy because of failures or defects in the systems. In particular, market practice may require that payment shall be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank (the "Counterparty") through whom the relevant transaction is effected might result in a loss being suffered by the Fund. The Fund will seek, where possible, to use Counterparties whose financial status is such that this risk is reduced. There can be no certainty, however, that the Fund will be successful in eliminating this risk, particularly as Counterparties operating in emerging markets frequently lack the substance or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to the Fund.

Russia

                  The Russian market is one of the newer emerging markets, and in certain respects one of the least developed. Investments in Russia will be subject to the risks set forth above as well as certain heightened risks with regard to the ownership and custody of securities. Ownership of securities in Russia is evidenced by entries in the books of a company or its registrar. No certificates representing ownership of Russian companies will be held by the Fund's custodian or subcustodian or in an effective central depository system which would be the case in most emerging and developed markets. As a result of this system and the lack of effective state regulation and enforcement, the Fund could lose its registration and ownership of Russian securities through fraud, negligence or even oversight. The Fund will attempt to ensure that its interest in securities continues to be recorded by having its custodian obtain extracts of share registers through regular confirmations. However, such extracts are not legally enforceable and would not prevent loss or dilution of the Fund's ownership rights from fraudulent or negligent acts or oversights. In certain situations, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. The acquisition of ADRs, depositary receipts and other securities convertible or exchangeable into Russian securities will not reduce this risk.

                  The Fund seeks, as feasible, to reduce these risks by careful management of its assets. There can be no assurance that these efforts will be successful.

                        ADDITIONAL INVESTMENT STRATEGIES

Currency Hedging Transactions

                  For the purpose of hedging currency exchange rate risk, the Fund may enter into forward currency exchange contracts, currency futures contracts (and related options) and purchase and sell options on currencies. A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

                  A currency futures contract is a standardized contract for the future delivery of a specified amount of a currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are traded on regulated exchanges. Parties to futures contracts must make initial "margin" deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. The parties also pay or receive daily "variation" margin payments as the value of the futures contract fluctuates thereafter. Options on currency futures contracts give the holder of the option, in return for a premium, the right to take either the long or short position in a currency futures contract at a specified price. Options on currencies are exchange-traded or over-the-counter instruments that give the holder of the option the right to purchase or sell a specified amount of currency at a specified price.

                  At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original contract. Closing transactions with respect to futures contracts are effected on an exchange. The Fund will only enter into such a forward or futures contract if it is expected that the Fund will be able readily to close out such contract. There can, however, be no assurance that it will be able in any particular case to do so, in which case the Fund may suffer a loss. Options on currency futures contracts or currency options held by the Fund, to the extent not exercised, will expire and the Fund would experience a loss to the extent of any premium paid for the option. The Fund intends to engage in currency hedging transactions to a limited extent, and only in unusual circumstances and for temporary defensive purposes would it attempt to hedge all the risks involved in holding assets denominated in a particular currency.

                  Under regulations of the Commodity Futures Trading Commission ("CFTC"), the futures trading activities described herein will not result in the Fund being deemed a "commodity pool," as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell futures contracts and options thereon only for bona fide hedging purposes, as defined under CFTC regulations, or otherwise may not purchase or sell any such futures contracts or options, if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and premiums paid for outstanding options would exceed 5% of the fair market value of its net assets. Margin deposits may consist of cash or securities acceptable to the broker and in accordance with the rules governing the relevant contract market.

                  The Fund will not enter into forward or futures contracts or maintain an exposure to such contracts where the consummation of such contracts would obligate the Fund to deliver an amount of currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Where the Fund is obligated to make deliveries under futures or forward contracts, to avoid leverage it will "cover" its obligation with liquid assets in an amount sufficient to meet its obligations.

                  Such transactions may also affect the character and timing of income, gain, or loss recognized by the Fund for U.S. federal income tax purposes.

Options on Securities and Securities Indexes

                  The Fund may purchase and sell call and put options on individual securities or indexes of securities. Put options may be used to protect holdings in an underlying or related security against a substantial decline in market value. Call options may be used to protect against substantial increases in prices of securities the Fund intends to purchase, pending its ability to invest in such securities in an orderly manner. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. The Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit satisfaction of the Fund's obligations as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

Other Financial Futures and Related Options

                  In addition to currency futures and related options, the Fund may enter into other financial futures contracts and purchase and sell related options thereon. Such investments may be standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Under applicable CFTC rules, the Fund may enter into certain financial futures contracts traded on non-U.S. exchanges, including related options, only if the contracts have been approved by the CFTC for offer and sale to U.S. persons. The Fund intends to make relevant futures and related options part of its investment strategy as such investments are approved for use by U.S. persons. The Fund may enter into futures and options thereon that relate to securities indices or other baskets of securities.

                  The Fund will maintain a segregated account consisting of liquid assets (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under futures contracts and related options. Under applicable CFTC regulations, the Fund generally may use futures and related options only for bona fide hedging purposes (as defined in applicable regulations) or, subject to certain limits, other investment and speculative purposes (as discussed above under "Currency Hedging Transactions").

Swap Agreements

                  The Fund may enter into interest rate, equity and currency exchange rate swap agreements. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in the asset that yielded the desired return, or when regulatory or other restrictions limit or prohibit the Fund from investing in the asset directly. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged, or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

                  The Fund intends to enter into swap agreements that would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement would be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). In the case of interest rate or currency exchange rate swap agreements, the Fund's current obligations will typically be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid any potential leveraging of the Fund's portfolio. Any swap agreement so covered will not be construed to be a "senior security" for purposes of the Fund's investment restriction concerning senior securities.

                  In a typical equity swap transaction involving a security (or index of securities), the Fund would agree to pay to a counterparty the negative return, if any, on the security (or index of securities), plus an interest factor, in exchange for an amount equal to any positive return on the same security or index, with both negative and positive returns calculated with respect to an agreed reference price. The Fund intends to segregate liquid assets equal to the maximum potential exposure under an equity swap agreement, plus any net amount owed with respect to the agreement. As such, the Fund does not believe that any of its commitments under equity swap agreements would constitute senior securities for purposes of the Fund's investment restrictions concerning senior securities.

Equity Linked Notes

                  The Fund may, subject to compliance with applicable regulatory guidelines, purchase equity linked notes.

                  An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Upon the maturity of the note, generally the holder receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the issuance, equity linked notes may also have a "cap" or "floor" on the maximum principal amount to be repaid to holders. For example, a note may guarantee the repayment of the original principal amount, but may cap the maximum payment at maturity at a certain percentage of the issuance price. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. Equity linked notes will be considered equity securities for purposes of the Fund's investment objective and policies.

                  The ability of the Fund to invest in equity linked notes may be limited by certain provisions of the U.S. federal commodities laws. Because the return on equity linked notes is linked to the value of the underlying securities, the notes may be viewed as having some of the characteristics of futures contracts with respect to securities, the trading of which by U.S. persons other than on designated commodity exchanges is prohibited absent an applicable exclusion or exemption. The CFTC has adopted a statutory interpretation exempting certain so-called "hybrid instruments" from this prohibition subject to certain conditions.

Securities Lending

                  For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. When making such a loan, the Fund will be entitled to any gain or loss on the security during the loan period, and the Fund will earn interest on the amount deposited as collateral for the loan. If the borrower fails to return the loaned securities, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess replacement cost. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

                  The Fund may make loans of its portfolio securities provided that: (i) the loan is secured continuously by collateral consisting of U.S. Government Securities, cash or cash equivalents (negotiable certificates of deposits, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to 102% and 105% of the market value of the loaned U.S. and non-U.S. securities, respectively; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned;
(iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 331/3% of the total assets of the Fund (including the collateral received from such loans).

                  When voting or consent rights which accompany loaned securities pass to the borrower, the Fund may call the loaned securities to permit the Fund to vote the securities if the matters involved would have a material effect on the Fund's investment in the securities. The Fund may pay lending fees to a party arranging a loan.

                     RISK FACTORS ASSOCIATED WITH ADDITIONAL
                              INVESTMENT STRATEGIES

Currency Hedging Transactions

                  The Fund intends to engage in currency hedging transactions to a limited extent, and only in unusual circumstances and for temporary defensive purposes would it attempt to hedge all the risks involved in holding assets denominated in a particular currency. To date, however, the Fund has engaged in a limited number of currency hedging transactions. It is the Manager's view that the cost of engaging in hedging transactions frequently equals or exceeds the expected benefits from the potential reduction in exchange rate risk. Moreover, even if it was to attempt to do so, the Fund could not, through hedging transactions, eliminate all the risks of holding assets denominated in a particular currency, as there may be an imperfect correlation between price movements in the futures or forward contracts and those of the underlying currency in which the Fund's assets are denominated. Also, where the Fund enters into a hedging transaction in anticipation of a currency movement in a particular direction but the currency moves in the opposite direction, the transaction would result in a less favorable overall investment result than if the Fund had not engaged in any such transaction. In addition, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Options on Securities and Securities Indexes

                  The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium paid, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligations as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on an option, the Fund may be unable to close out a position.

                 Options on non-U.S. securities indexes generally may not be offered or sold to U.S. persons unless the options have been approved by the CFTC. The Fund intends to include non-U.S. index options as a part of its investment strategy as such investments become available for its use.

Other Financial Futures and Related Options

                  Several risks are associated with the use of futures and futures options. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation would result in a loss on both the hedged securities in the Fund and the hedging vehicle so that portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

Swap Agreements

                  Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have lengthy terms, swap agreements may be considered to be illiquid investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement Counterparty. The Fund will enter into swap agreements only with Counterparties that meet certain standards for creditworthiness adopted by the Manager. Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Equity Linked Notes

                  The price of an equity linked note is derived from the value of the underlying linked securities. The level and type of risk involved in the purchase of an equity linked note by the Fund is similar to the risk involved in the purchase of the underlying security or other emerging market securities. Such notes therefore may be considered to have speculative elements. However, equity linked notes are also dependent on the individual credit of the issuer of the note, which will generally be a trust or other special purpose vehicle or finance subsidiary established by a major financial institution for the limited purpose of issuing the note. Like other structured products, equity linked notes are frequently secured by collateral consisting of a combination of debt or related equity securities to which payments under the notes are linked. If so secured, the Fund would look to this underlying collateral for satisfaction of claims in the event that the issuer of an equity linked note defaulted under the terms of the note.

                  Equity linked notes are often privately placed and may not be rated, in which case the Fund will be more dependent on the ability of the Manager to evaluate the creditworthiness of the issuer, the underlying security, any collateral features of the note, and the potential for loss due to market and other factors. Ratings of issuers of equity linked notes refer only to the creditworthiness of the issuer and strength of related collateral arrangements or other credit supports, and do not take into account, or attempt to rate, any potential risks of the underlying equity securities. The Fund has no restrictions on investing in equity linked notes whose issuers are rated below investment grade (e.g., rated below Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation), or, if unrated, or equivalent quality. Because rating agencies have not currently rated any issuer higher than the rating of the country in which it is domiciled, and no Latin American country other than Colombia is rated investment grade, equity linked notes related to securities of issuers in such emerging market countries will be considered to be below investment grade. Depending on the law of the jurisdiction in which an issuer is organized and the note is issued, in the event of default, the Fund may incur additional expenses in seeking recovery under an equity linked note, and may have less legal recourse in attempting to do so.

         As with any investment, the Fund can lose the entire amount it has invested in an equity linked note. The secondary market for equity linked notes may be limited. The lack of a liquid secondary market may have an adverse effect on the ability of the Fund to accurately value the equity linked notes in its portfolio, and may make disposal of such securities more difficult for the Fund.



                               PORTFOLIO TURNOVER

                  The Fund's portfolio turnover rates for the fiscal years ended June 30, 2003, 2002 and 2001 were 33.70%, 26.22% and 26.10%, respectively. The portfolio turnover rate is expected to be less than 100% each fiscal year.

                  Brokerage commissions paid on the Fund's portfolio transactions for the fiscal years ended June 30, 2003, 2002, and 2001 amounted to $29,420,718, $24,447,970, and $25,580,975, respectively.

                                   Management

The Board of Directors

                  The Board of Directors, which is elected by the shareholders, sets the overall investment policies and generally oversees the investment activities and management of the Fund. The Manager has the responsibility of implementing the policies set by the Board and is responsible for the Fund's day-to-day operations and investment activities. It is expected that both the Board of Directors and the Manager will cooperate in the effort to achieve the investment objective, policies and purposes of the Fund. The Manager and the shareholders recognize that the main purpose of the Fund is to invest in those companies domiciled in developing countries or in those companies that derive a substantial portion of their revenue or profit from goods and services produced in or sales made in developing countries, which will result in a favorable financial record for the Fund and which, at the same time, will assist in expanding the respective securities markets and increasing their liquidity.

                  The Bylaws of the Fund, as amended, (the "Bylaws") provide that shareholders are required to elect members of the Board of Directors only to the extent required by the 1940 Act. The fund does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

Committees of the Board of Directors

                  The Fund has an Audit Committee comprised of Khalil Foulathi, David F. Holstein, Raymond Kanner, William Robinson, Gerrit Russelman and Aje K. Saigal, none of whom is considered an "interested person" of the Fund within the meaning of the 1940 Act. The Committee oversees the Fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The Committee acts as a liaison between the Fund's independent auditors and the full Board of Directors. There were five Audit Committee meetings held during the 2003 fiscal year.

                The Fund has a Committee on Directors comprised of Collette D. Chilton, Beverly L. Hamilton and Helmut Mader, none of whom is considered an "interested person" of the Fund within the meaning of the 1940 Act. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee reviews annually the independence of legal counsel and makes its recommendation to the full Board of Directors. The Committee also evaluates, selects and nominates candidates for independent directors to the full Board of Directors. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board of Directors. Such suggestions must be sent in writing to the Committee of the Fund, c/o the Fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee. There were two meetings of the Committee on Directors during the 2003 fiscal year.


                  The Fund has a Contracts Committee comprised of Collette D. Chilton, Khalil Foulathi, Beverly L. Hamilton, David F. Holstein, Raymond Kanner, Helmut Mader, William Robinson, Gerrit Russelman and Aje K. Saigal none of whom is considered an "interested person" of the Fund within the meaning of the 1940 Act. The Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the Fund and its Manager or the Manager's affiliates, such as the investment advisory and service agreement, and shareholder services agreement that the Fund may enter into, renew or continue, and to make its recommendations to the full Board of Directors on these matters. There was one Contracts Committee meeting during the 2003 fiscal year.


                  While the Fund is a Maryland corporation, certain of its Directors and officers are not U.S. residents and substantially all of the assets of such persons are generally located outside the United States. As a result, it will be difficult for United States investors to effect service of process upon such Directors or officers within the United States, or to enforce judgments of courts of the U.S. predicated upon civil liabilities of such Directors or officers under the federal securities laws of the United States. In management's view, it is unlikely that foreign courts would enforce judgments of U.S. courts predicated upon the civil liability provisions of the federal securities laws, or, that such courts would enforce such civil liabilities against foreign Directors or officers in original actions. The following directors of the Fund are non-U.S. residents: Khalil Foulathi, Helmut Mader, William Robinson, Gerrit Russelman and Aje K. Saigal. The following officer of the Fund is a non-U.S. resident: Hartmut Giesecke.


                           The name and principal occupation during the past
five years and other information with respect to each of the Directors and Officers of the Fund are as follows:



                             MANAGEMENT OF THE FUND

===================================================================================================================================
          Name and Age              Position         Year First           Principal Occupation(s) During           Number of Boards
                                    with the          Elected                      Past 5 Years                    Within the Fund
                                      Fund           a Director                                                  Complex/2/ on Which
                                                    of the Fund/1/                                                 Director Serves
===================================================================================================================================
-----------------------------------------------------------------------------------------------------------------------------------
"Non-interested" Directors
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
  Collette D. Chilton             Director              1999           President and Chief Investment                     1
  Age:  46                                                             Officer, Lucent Asset Management,
                                                                       Corp.
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
  Khalil Foulathi                 Director              1996           Executive Director, Abu Dhabi                      1
  Age:  52                                                             Investment Authority
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
  Beverly L. Hamilton             Director              1991           Investment Management Adviser; retired             1
  Age: 57                                                              President, ARCO Investment Management
                                                                       Company
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
  David F. Holstein               Director              2001           Managing Director, Global Equities,                1
  Age:  48                                                             General Motors Investment Management
                                                                       Corporation
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
  Raymond Kanner                  Director              1997           Director, Global Equity Investments,               1
  Age: 50                                                              IBM Retirement Funds
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
  Helmut Mader                    Director              1986           Former Director, Deutsche Bank AG                  1
  Age:  61
-----------------------------------------------------------------------------------------------------------------------------------





=======================================================================
          Name and Age                  Other Directorships/3/ Held
                                               by Director


=======================================================================
-----------------------------------------------------------------------
"Non-interested" Directors
-----------------------------------------------------------------------
-----------------------------------------------------------------------
  Collette D. Chilton                None
  Age:  46

-----------------------------------------------------------------------
-----------------------------------------------------------------------
  Khalil Foulathi                    Thuraya Telecommunications
  Age:  52                           Company
-----------------------------------------------------------------------
-----------------------------------------------------------------------
  Beverly L. Hamilton                MassMutual Series and
  Age: 57                            Institutional Funds; Oppenheimer
                                     Funds
-----------------------------------------------------------------------
-----------------------------------------------------------------------
  David F. Holstein                  None
  Age:  48

-----------------------------------------------------------------------
-----------------------------------------------------------------------
  Raymond Kanner                     None
  Age: 50
-----------------------------------------------------------------------
-----------------------------------------------------------------------
  Helmut Mader                       None
  Age:  61
-----------------------------------------------------------------------


===================================================================================================================================
          Name and Age              Position         Year First           Principal Occupation(s) During           Number of Boards
                                    with the          Elected                      Past 5 Years                    Within the Fund
                                      Fund           a Director                                                  Complex/2/ on Which
                                                    of the Fund/1/                                                 Director Serves
===================================================================================================================================
-----------------------------------------------------------------------------------------------------------------------------------
  William Robinson                Director              1986           Director, Deutsche Asset Management                1
  Age:  65                                                             (Australia) Limited
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
  Gerrit Russelman                Director              2001           Adviser to the Managing Director                   1
  Age:  58                                                             Investments,  Pensioenfonds PGGM
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
  Aje K. Saigal                   Director              2000           Director of Investment Policy and                  1
  Age:  47                                                             Strategy, Government of Singapore
                                                                       Investment Corporation Pte Ltd.
-----------------------------------------------------------------------------------------------------------------------------------


=======================================================================
          Name and Age                  Other Directorships/3/ Held
                                               by Director


=======================================================================
---------------------------------------------------------------------
  William Robinson                 Southern Mining Corporation, Ltd.
  Age:  65
---------------------------------------------------------------------
---------------------------------------------------------------------
  Gerrit Russelman                 Industri Kapital Ltd.
  Age:  58
---------------------------------------------------------------------
---------------------------------------------------------------------
  Aje K. Saigal                    None
  Age:  47

---------------------------------------------------------------------




Board of Directors and Officers

====================================================================================================================================
          Name and Age              Position          Year First           Principal Occupation(s) During          Number of Boards
                                    with the           Elected                    Past 5 Years and                  Within the Fund
                                      Fund            a Director                   Positions Held                Complex/2/ on Which
                                                    and/or Officer            with Affiliated Entities                  Director
                                                     of the Fund/1/         or the Principal Underwriter          or Officer Serves
                                                                                     of the Fund
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
"Interested" Directors/4/
====================================================================================================================================
====================================================================================================================================
  Nancy Englander                 Vice Chairman          1991           Senior Vice President, Capital                     1
  Age:  59                        of the Board                          International, Inc.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
  David I. Fisher                 Vice Chairman          1986           Chairman of the Board, Capital Group               1
  Age:  64                        of the Board                          International, Inc.*
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Victor D. Kohn                    Executive              1996           President and Director, Capital                    1
  Age:  46                        Vice President                        International, Inc.


------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
  Robert Ronus                    Chairman of            2003           Vice Chairman, Capital Guardian Trust              1
  Age:  61                        the Board                             Company* and Non-Executive Chair, The
                                                                        Capital Group Companies, Inc.**
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
  Shaw B. Wagener                 President              1997           Chairman of the Board, Capital                     1
  Age:  44                                                              International, Inc.
------------------------------------------------------------------------------------------------------------------------------------





====================================================================
          Name and Age                Other Directorships/3/ Held
                                       by Director or Officer




====================================================================
--------------------------------------------------------------------
"Interested" Directors/4/
====================================================================
====================================================================
  Nancy Englander                   None
  Age:  59
--------------------------------------------------------------------
--------------------------------------------------------------------
  David I. Fisher                   None
  Age:  64
--------------------------------------------------------------------
--------------------------------------------------------------------
Victor D. Kohn                      None
  Age:  46


--------------------------------------------------------------------
--------------------------------------------------------------------
  Robert Ronus                      None
  Age:  61

--------------------------------------------------------------------
--------------------------------------------------------------------
  Shaw B. Wagener                   None
  Age:  44
--------------------------------------------------------------------



====================================================================================================================================
          Name and Age              Position          Year First           Principal Occupation(s) During          Number of Boards
                                    with the           Elected                    Past 5 Years and                  Within the Fund
                                      Fund            a Director                   Positions Held                Complex/2/ on Which
                                                    and/or Officer            with Affiliated Entities                  Director
                                                     of the Fund/1/         or the Principal Underwriter          or Officer Serves
                                                                                     of the Fund
====================================================================================================================================
Chairman Emeritus/5/

-----------------------------------------------------------------------------------------------------------------------------------
Walter P. Stern                    Chairman              1973           Vice Chairman, Capital International,              1
  Age:  75                         Emeritus                             Inc., Senior Vice President, Capital
                                                                        International, S.A. and Vice Chairman,
                                                                        Capital Group International, Inc.
-----------------------------------------------------------------------------------------------------------------------------------


====================================================================
          Name and Age                Other Directorships/3/ Held
                                       by Director or Officer




====================================================================
-------------------------------------------------------------------
Walter P. Stern                   None
  Age:  75


-------------------------------------------------------------------




===================================================================================================================================
         Name and Age            Position      Year First Elected             Principal Occupation(s) During
                                 with the          an Officer                 Past 5 Years and Positions Held
                                 Fund           of the Fund/1/                with Affiliated Entities
                                                                              or the Principal Underwriter
                                                                              of the Fund
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Other Officers
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
  Hartmut Giesecke              Senior Vice           1993          Chairman of the Board and Director, Capital International K.K.,
  Age:  66                      President                           Senior Vice President and Director, Capital International, Inc.
-----------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------
         Name and Age                           Position        Year First Elected
                                                with the            an Officer
                                                  Fund             of the Fund/1/


--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
  Nancy J. Kyle                 Senior Vice President                  1996
  Age:  53
--------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------
  Michael A. Felix              Vice President and Treasurer           1993
  Age:  43
--------------------------------------------------------------------------------------
  Peter C. Kelly                Vice President                         1996
  Age:  45
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
  Robert H. Neithart            Vice President                         2000
  Age:  38
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
  Abbe G. Shapiro               Vice President                         1997
  Age:  44
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
  Lisa B. Thompson              Vice President                         2000
  Age:  38
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
  Vincent P. Corti              Secretary                              1986
  Age:  47
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
  Valerie Y. Lewis              Assistant Secretary                    1999
  Age:  48
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
  Jeanne M. Nakagama            Assistant Treasurer                    2000
  Age:  46
--------------------------------------------------------------------------------------





---------------------------------------------------------------------------------------------------
         Name and Age                          Principal Occupation(s) During
                                              Past 5 Years and Positions Held
                                                  with Affiliated Entities
                                                or the Principal Underwriter
                                                        of the Fund
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
  Nancy J. Kyle             Senior Vice President and Director, Capital Guardian Trust Company*
  Age:  53
---------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
  Michael A. Felix          Senior Vice President and Director, Capital International, Inc.
  Age:  43
---------------------------------------------------------------------------------------------------
  Peter C. Kelly            Senior Vice President, Senior Counsel and Director, Capital
  Age:  45                  International, Inc.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
  Robert H. Neithart        Executive Vice President and Research Director of Emerging Markets,
  Age:  38                  and Director, Capital International Research, Inc.*
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
  Abbe G. Shapiro           Vice President, Capital International, Inc.
  Age:  44
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
  Lisa B. Thompson          Vice President and Research Director of Emerging Markets, and
  Age:  38                  Director, Capital International Research, Inc.*
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
  Vincent P. Corti          Vice President, Fund Business Management Group, Capital Research and
  Age:  47                  Management Company*
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
  Valerie Y. Lewis          Fund Compliance Specialist, Capital Research and Management Company*
  Age:  48
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
  Jeanne M. Nakagama        Vice President, Capital International, Inc.
  Age:  46
---------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
         Name and Age                           Position                      Year First Elected
                                                with the                          an Officer
                                                  Fund                           of the Fund/1/


===================================================================================================
---------------------------------------------------------------------------------------------------
  Lee K. Yamauchi               Assistant Treasurer                                  2000
  Age:  41
===================================================================================================





----------------------------------------------------------------------------------------------------
         Name and Age                           Principal Occupation(s) During
                                               Past 5 Years and Positions Held
                                                   with Affiliated Entities
                                                 or the Principal Underwriter
                                                         of the Fund
====================================================================================================
----------------------------------------------------------------------------------------------------
  Lee K. Yamauchi            Vice President, Capital International, Inc.
  Age:  41
====================================================================================================


     *   Company affiliated with Capital International, Inc.
     **  Capital International, Inc.'s parent company.

/1/   Directors and officers of the Fund serve until their resignation, removal or retirement.
/2/   Capital International, Inc. manages Emerging Markets Growth Fund, Inc. and does not act as investment manager for other registered investment companies.
/3/   This includes all directorships (other than Emerging Markets Growth Fund, Inc.) that are held by each director as a director of a public company or a registered investment company.
/4/   "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the Fund's Manager, Capital
      International, Inc., or its affiliated entities.
/5/    Mr. Stern is a non-voting member of the Board.

The address for all Directors and Officers of the fund is 11100 Santa Monica Boulevard, Los Angeles, California 90025, attention:
Fund Secretary.

             FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2003

------------------------------------------------------------ -----------------------------------------------------
Name                                                             Aggregate Dollar Range/1/ of Fund Shares Owned
============================================================ =====================================================
"Non-Interested Directors"
============================================================ =====================================================
------------------------------------------------------------ -----------------------------------------------------
           Collette D. Chilton                                                       None
------------------------------------------------------------ -----------------------------------------------------
------------------------------------------------------------ -----------------------------------------------------
           Khalil Foulathi                                                           None
------------------------------------------------------------ -----------------------------------------------------
------------------------------------------------------------ -----------------------------------------------------
           Beverly L. Hamilton                                                  Over $100,000
------------------------------------------------------------ -----------------------------------------------------
------------------------------------------------------------ -----------------------------------------------------
           David F. Holstein                                                         None
------------------------------------------------------------ -----------------------------------------------------
------------------------------------------------------------ -----------------------------------------------------
           Raymond Kanner                                                     $10,000 - $50,000
------------------------------------------------------------ -----------------------------------------------------
------------------------------------------------------------ -----------------------------------------------------
           Helmut Mader                                                              None
------------------------------------------------------------ -----------------------------------------------------
------------------------------------------------------------ -----------------------------------------------------
           William Robinson                                                          None
------------------------------------------------------------ -----------------------------------------------------
------------------------------------------------------------ -----------------------------------------------------
           Gerrit Russelman                                                          None
------------------------------------------------------------ -----------------------------------------------------
------------------------------------------------------------ -----------------------------------------------------
           Aje K. Saigal                                                             None
------------------------------------------------------------ -----------------------------------------------------
============================================================ =====================================================

"Interested Directors"/2/
============================================================ =====================================================
           Nancy Englander                                                      Over $100,000
------------------------------------------------------------ -----------------------------------------------------
------------------------------------------------------------ -----------------------------------------------------
           David I. Fisher                                                      Over $100,000
------------------------------------------------------------ -----------------------------------------------------
------------------------------------------------------------ -----------------------------------------------------
           Victor D. Kohn                                                       Over $100,000
------------------------------------------------------------ -----------------------------------------------------
------------------------------------------------------------ -----------------------------------------------------
           Robert Ronus                                                         Over $100,000
------------------------------------------------------------ -----------------------------------------------------
------------------------------------------------------------ -----------------------------------------------------
           Shaw B. Wagener                                                      Over $100,000
------------------------------------------------------------ -----------------------------------------------------

/1/ Ownership disclosure is made using the following ranges; None; $1 - $10,000;
  $10,001 - $50,000; $50,001 - $100,000 and Over $100,000.

/2/ "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the Fund's Manager, Capital International, Inc. or its affiliated entities.


      DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED JUNE 30, 2003

                  Effective July 1, 1998, the Fund began to pay fees of $10,000 per annum to Directors who are not affiliated with the Manager, plus $3,000 for each Board of Directors meeting attended. Beginning July 1, 2002, the Board of Directors approved an increase in fees to $20,000 per annum plus $500 for each committee meeting attended by committee members. The $3,000 board meeting fee remained unchanged. Certain Directors are prohibited from receiving fees based on their employers' policies. Certain Directors have elected, on a voluntary basis, to defer all or a portion of their fees through the Fund's deferred compensation plan. The Fund also pays the expenses of attendance at Board and Committee meetings for the Directors who are not affiliated with the Manager. Six Directors own Fund shares, four of whom are affiliated with the Manager. Each of a majority of the non-affiliated Directors has a business affiliation with an institutional shareholder in the Fund. For the Fund's Directors, the minimum initial purchase and subsequent investment requirements have been waived. Directors and certain of their family members are permitted to purchase shares of mutual funds advised by an affiliate of the Manager without paying a sales charge.

                  For the fiscal year ended June 30, 2003, the Fund paid the following compensation to Directors of the Fund:


                               COMPENSATION TABLE

---------------------------- -------------------- ------------------------ --------------------- ---------------------
     Name and Position            Aggregate        Pension or Retirement   Estimated Annual       Total Compensation
                              Compensation from     Benefits Accrued As    Benefits upon          From Fund and Fund
                                    Fund           Part of Fund Expenses   Retirement              Complex Paid to
                                                                                                      Directors
---------------------------- -------------------- ------------------------ --------------------- ---------------------

      Khalil Foulathi              $34,500                  --                      --                 $34,500
---------------------------- -------------------- ------------------------ --------------------- ---------------------
---------------------------- -------------------- ------------------------ --------------------- ---------------------

     Beverly Hamilton/1/           $33,500                  --                      --                 $33,500
---------------------------- -------------------- ------------------------ --------------------- ---------------------
---------------------------- -------------------- ------------------------ --------------------- ---------------------

    David F. Holstein/2/           $35,000                  --                      --                 $35,000
---------------------------- -------------------- ------------------------ --------------------- ---------------------
---------------------------- -------------------- ------------------------ --------------------- ---------------------

       Helmut Mader/1/             $33,500                  --                      --                 $33,500
---------------------------- -------------------- ------------------------ --------------------- ---------------------
---------------------------- -------------------- ------------------------ --------------------- ---------------------

     William Robinson/1/           $34,500                  --                      --                 $34,500
---------------------------- -------------------- ------------------------ --------------------- ---------------------
---------------------------- -------------------- ------------------------ --------------------- ---------------------

     Gerrit Russelman/2/           $31,000                  --                      --                 $31,000
---------------------------- -------------------- ------------------------ --------------------- ---------------------
---------------------------- -------------------- ------------------------ --------------------- ---------------------

       Aje K. Saigal               $27,500                  --                      --                 $27,500
---------------------------- -------------------- ------------------------ --------------------- ---------------------


/1/ All compensation was voluntarily deferred.

/2/ Compensation was paid to the Director's employer.

                  The Fund has adopted a deferred compensation plan (the "Plan") that permits any director of the Fund who so elects to have all or any portion of payment of the director's compensation from the Fund (including the annual retainer, board and committee meeting fees) deferred to a future date or to the occurrence of certain events, such as upon the resignation or retirement of the director. Payments of deferred compensation made pursuant to the Plan may be paid in a lump sum or in annual or quarterly installments over a period of years (not to exceed 20), as specified by the director. Compensation deferred under the Plan is credited to an account established in the name of each director on the books of the Fund, to which deferred compensation is credited. Any such deferred compensation so credited will be deemed to be invested for purposes of future earnings in one or more investment options, but the deferred compensation amount payable to the director, as adjusted for any such earnings, remains an obligation of the Fund.

                             PRINCIPAL SHAREHOLDERS


                  No shareholders beneficially owned more than 5% of the outstanding shares of the Fund as of March 31, 2004.

                  The Directors and officers of the Fund own, in the aggregate, less than 1% of the outstanding shares of the Fund.


                     Investment Advisory and Other Services

  The Manager

     The Fund's Manager is Capital International, Inc., 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025-3302. The Fund's Manager was organized under the laws of California in 1987 and is registered with the SEC under the Investment Advisers Act of 1940. The Capital Group Companies, Inc., 333 South Hope Street, 55th Floor, Los Angeles, California 90071-1447, owns (indirectly through another wholly-owned subsidiary) all of the Manager's outstanding shares of common stock.


     The Manager has full access to the research of other companies affiliated with The Capital Group Companies, Inc. The investment management and research staffs of the companies affiliated with The Capital Group Companies, Inc. operate from offices in Los Angeles, Reno, San Francisco, Chicago, Atlanta, Washington, New York, Geneva, London, Hong Kong, Montreal, Toronto, Singapore and Tokyo. The affiliates of The Capital Group Companies, Inc. gather extensive information on emerging securities markets and potential investments through a number of sources, including investigations of the operations of particular issuers. These generally include personal discussions with the issuer's management and on-site examination of its manufacturing and production facilities.

  Investment Advisory and Service Agreement

                  Under the Investment Advisory and Service Agreement between the Fund and the Manager (the "Agreement"), the Manager makes investment decisions and supervises the acquisition and disposition of securities by the Fund, all in accordance with the Fund's investment objective and policies and under the general supervision of the Fund's Board of Directors. In addition, the Manager provides information to the Fund's Board of Directors to assist the Board in identifying and selecting qualified markets. The Manager also provides and pays the compensation and travel expenses of the Fund's officers and Directors of the Fund who are affiliated with the Manager; maintains or causes to be maintained for the Fund all required books and records, and furnishes or causes to be furnished all required reports or other information (to the extent such books, records, reports and other information are not maintained or furnished by the Fund's custodian or other agents); determines the net asset value of the Fund's shares as required; and supplies the Fund with office space. The Fund pays all of its expenses of operation including, without limitation, custodian, stock transfer and dividend disbursing fees and expenses (including fees or taxes relating to stock exchange listing); costs of preparing, printing and mailing reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance, sale or repurchase of shares (including registration and qualification expenses); legal and auditing fees and expenses and fees of legal representatives; compensation; fees and expenses (including travel expenses) of Directors of the Fund who are not affiliated with the Manager; costs of insurance, including any directors and officers liability insurance and fidelity bonding; and costs of stationery and forms prepared exclusively for the Fund.

                  For its services, the Manager receives from the Fund a fee, payable monthly in U.S. dollars, at the annual rate of 0.90% of the first $400 million of aggregate net assets of the Fund. The annual rate is reduced to 0.80% of the aggregate net assets from $400 million to $1 billion; to 0.70% of the aggregate net assets from $1 billion to $2 billion; to 0.65% of the aggregate net assets from $2 billion to $4 billion; to 0.625% of the aggregate net assets from $4 billion to $6 billion; to 0.60% of the aggregate net assets from $6 billion to $8 billion; to 0.58% of the aggregate net assets from $8 billion to $11 billion; to 0.56% of the aggregate net assets from $11 billion to $15 billion; to 0.54% of the aggregate net assets from $15 billion to $20 billion; and to 0.52% of such aggregate net assets in excess of $20 billion as determined on the last business day of every week and month. In addition, other Fund expenses are borne by the Fund. During the fiscal years ended June 30, 2003, 2002, and 2001 the management fees amounted to $89,717,684, $100,796,915, and
$112,255,411, respectively. Under the Agreement, the Manager and its affiliates are permitted to provide investment advisory services to other clients, including clients which may invest in developing country securities.

                  The Investment Advisory and Service Agreement (the "Agreement") between the Fund and the Manager will continue in effect until June 19, 2004, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, and
(ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Manager has no liability to the Fund for its acts or omissions in the performance of its obligations to the Fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

                  In determining whether to renew the Agreement each year, the Contracts Committee of the Board of Directors evaluates information provided by the Manager in accordance with Section 15(c) of the 1940 Act, and presents its recommendations to the full Board of Directors. At its most recent meeting, the Committee considered a number of factors in recommending renewal of the existing Agreement, including the quality of services provided to the Fund, fees and expenses borne by the Fund, and financial results of the Manager.

                  In reviewing the quality of services provided to the Fund, the Committee reviewed the information concerning the capabilities of the Manager's emerging markets investment professional staff, comparative results data, and Fund expenses, both on an absolute and relative perspective.

                  The Committee also evaluated the Manager's report on its compliance program and internal controls, and discussed corporate governance issues in emerging markets.

                  Based on their review, the Committee and the Board concluded that the advisory fees and other expenses of the Fund are reasonable in relation to the value of the services provided to the Fund.

Personal Investing Policy

                  The Fund, the Manager and its affiliated companies, have adopted codes of ethics which allow for personal investments. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.



                      PROXY VOTING POLICIES AND PROCEDURES

                  The Manager votes the proxies of securities held by the Fund according to the Manager's proxy voting policy and procedures (as stated below), which have been adopted by the Fund's Board of Directors.

Policy

                  The Manager, a U.S. based investment adviser, provides investment management services to clients including institutional retirement plans and U.S and non-U.S. investment funds. The Manager considers proxy voting an important part of those management services, and as such, the Manager seeks to vote all proxies of securities held in client accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of the Manager's clients.

Fiduciary Responsibility and Long-term Shareholder Value

                  The Manager's fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, the Manager considers those factors which would affect the value of its clients' investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, the Manager votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.

                  The Manager believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst's knowledge of a company, its current management, management's past record, and the Manager's general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.

                  As the management of a portfolio company is responsible for its day-to-day operations, the Manager believes that subject to the oversight of the company's board of directors, management is often in the best position to make decisions that serve the interests of shareholders. However, the Manager votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. The Manager also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients' best interests.

Special Review

                  From time to time the Manager may vote a) on proxies of portfolio companies that are also clients of the Manager or its affiliates, b) on shareholder proposals submitted by clients, or c) on proxies for which clients have publicly supported or actively solicited the Manager or its affiliates to support a particular position. When voting these proxies, the Manager analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The Manager's Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.

Procedures

Proxy Review Process

                  Associates in the Manager's proxy voting department, along with compliance associates from the legal department, are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.

                  The proxy voting department reviews each proxy ballot for standard and non-standard items. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year and certain other administrative items.

                  All other items are sent by the proxy voting department to the research analyst who follows the company. The analyst reviews the proxy statement and makes a recommendation about how to vote on the issues based on his or her in-depth knowledge of the company. Recommendations to vote with management on certain limited issues are voted accordingly. All other non-standard issues receive further consideration by a proxy voting committee, which reviews the issue and the analyst's recommendation, and decides how to vote. A proxy voting committee may escalate to the full investment committee(s) those issues for which it believes a broader review is warranted. Four proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are comprised primarily of members of the Manager's and its affiliates' investment committees and their activity is subject to oversight by those committees.

                  The Manager seeks to vote all of its clients' proxies. In certain circumstances, the Manager may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where the Manager wishes to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to the Manager to vote and therefore are not voted.

Proxy Voting Guidelines

                  The Manager has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.

                  The Manager's general position related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues is reflected below.

o Corporate governance. The Manager supports strong corporate governance practices. It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally supports proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.

o Capital structure. The Manager generally supports increases to capital stock for legitimate financing needs. It generally does not support changes in capital stock that can be used as an anti-takeover device, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.

o Stock option compensation plans. The Manager supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. The Manager considers the following factors when voting on proposals related to new stock compensation plans or changes to existing plans: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, the Manager supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.

o Social and corporate responsibility. The Manager votes on these issues based on the potential impact to the value of its clients' investment in the portfolio company.

Special Review Procedures

                  If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.

                  Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group Companies, Inc. (the Manager's parent company), are deemed to be "Interested Clients". Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special Review Committee ("SRC"). The SRC determines whether the decision was in the best interest of the Manager's clients and may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from the Manager's and its affiliates' investment and legal groups and does not include representatives from the marketing department.

                  Any other proxy will be referred to the SRC if facts or circumstances warrant further review.

The Manager's Proxy Voting Record

                  Upon client request, the Manager will provide reports of its proxy voting record as it relates to the securities held in the client's account(s) for which the Manager has proxy-voting authority.



Annual Assessment

                  The Manager will conduct an annual assessment of this proxy voting policy and related procedures.

Effective Date

                  This policy is effective as of August 1, 2003.


                CUSTODIAN, DIVIDEND PAYING AGENT, TRANSFER AGENT
                                  AND REGISTRAR

                  The JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, acts as Custodian for the Fund pursuant to a custodian agreement. The Custodian employs sub-custodians located in countries where the Fund's portfolio securities are traded.

                  American Funds Service Company, 135 South State College Blvd., Brea, California 92821-5823, acts as the Fund's dividend paying agent, transfer agent and registrar for the shares. The Fund's Luxembourg transfer agent is Banque Internationale a Luxembourg, S.A.

                     INDEPENDENT AUDITORS AND LEGAL COUNSEL

                  The accounting firm of PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, California 90071-3405, acts as independent auditors for the Fund. The financial statements for the year ended June 30, 2003, have been incorporated by reference in the Statement of Additional Information from the Fund's annual report and have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.

     Dechert LLP, 1775 Eye Street, N.W., Washington, D.C. 20006-2401, serves as legal counsel to the Fund.


                     Portfolio Transactions and Brokerage


         In placing orders for the purchase and sale of securities for the Fund, the Manager's objective is to obtain the best available prices in executing these transactions, taking into account the costs and quality of executions. With respect to equity transactions, the Manager effects orders primarily with brokers that act as agent. In all other transactions, purchases and sales will be transacted with dealers that act as principal, except in those circumstances where, in the opinion of the Manager, better prices and executions are available elsewhere.

         When circumstances relating to a proposed transaction indicate that a particular broker-dealer is in a position to obtain the best execution, the order will be placed with that broker-dealer. This may or may not be a broker-dealer that has provided research, statistical or other factual information to the Manager or its affiliates or has sold shares of an investment company served by the Manager or its affiliates. Subject to the requirement of seeking the best available prices and execution, the Manager may, in circumstances in which two or more broker-dealers are in a position to offer comparable prices and execution, give preference to broker-dealers which have provided research, statistical and other related services. If two or more of these broker-dealers have provided such services, the Manager may consider the relative benefit of the services to the investment companies or other clients served by the Manager and its institutional investment management affiliates, and the amount of trading previously executed with such broker-dealers. The Manager is of the opinion that while such research and related services are useful in varying degrees, they are of indeterminable value and do not reduce the expense of the Manager and its affiliates. The Manager does not commit to any specific amount of business to any particular broker-dealers, nor does it give preference to broker-dealers that have sold shares of investment companies advised by it or its affiliates.

         The Manager does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations. Nevertheless, the personnel of the Manager are authorized to negotiate payment only for brokerage services rendered and not for research, statistical, or other services. The Manager does not authorize the payment of commissions to brokers in recognition of their having provided research, statistical, or other related services or of their having sold investment company shares, in excess of commissions other qualified brokers would have charged for handling comparable transactions.

         There may be occasions when portfolio transactions may be executed as part of concurrent authorizations to purchase or sell the same security for investment companies or accounts served by the Manager and its institutional investment management affiliates. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The Fund recognizes that in some cases this procedure may adversely affect the size or price of the position obtainable for the Fund's portfolio or its sale price of securities sold.



                                  Capital Stock

                  The Board of Directors has authorized that, for the Fund's fiscal year beginning July 1, 1999, and each fiscal year thereafter until such authorization is amended by resolution of the Board of Directors, the authorized number of shares of capital stock of the Fund shall be an amount equal to (i) the number of shares outstanding as of the end of the prior fiscal year, (ii) the number of shares authorized to be issued under the Board's current net new share sale authorization for such fiscal year and (iii) a number of shares sufficient to permit the reinvestment of dividends as authorized from time to time by the Board of Directors. As of December 31, 2003, the Fund had 326,489,555 shares issued and outstanding.

                  Shares of the Fund are fully paid and non-assessable. All shares of the Fund are equal as to earnings, assets and voting privileges. In the event of liquidation, each share is entitled to its proportion of the Fund's assets after debts and expenses. There are no cumulative voting rights for the election of directors. The shares of common stock are issued in registered form, and ownership and transfers of the shares are recorded by the Fund's transfer agent.

                  Under Maryland law, and in accordance with the Bylaws of the Fund, the Fund is not required to hold an annual meeting of its shareholders in any year in which the election of directors is not required to be acted upon under the 1940 Act. The Bylaws also provide that each director will serve as a director for the duration of the existence of the Fund or until such director sooner dies, resigns or is removed in the manner provided by the Bylaws or as otherwise provided by statute or the Fund's Articles of Incorporation, as amended (the "Articles of Incorporation"). Consistent with the foregoing, in addition to the provisions of the Bylaws, the Fund will undertake to call a special meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by the holders of at least 10% of the outstanding shares of the Fund, and, in connection with such meeting, to comply with the provisions of section 16(c) of the 1940 Act relating to shareholder communications. Holders of a majority of the outstanding shares will constitute a quorum for the transaction of business at such meetings. Attendance and voting at shareholders meetings may be by proxy, and shareholders may take action by unanimous written consent in lieu of holding a meeting.

                         Purchase and Pricing of Shares

Purchasing Shares

                  The Prospectus describes the manner in which the Fund's shares may be purchased and redeemed. See "How to Purchase Shares" and "How to Redeem Shares."

                  As disclosed in the Prospectus, at the sole discretion of the Manager, investors may purchase shares by tendering to the Fund developing country securities that are determined by the Manager to be appropriate for the Fund's investment portfolio. In determining whether particular securities are suitable for the Fund's investment portfolio, the Manager will consider the following factors, among others: the type, quality and value of the securities being tendered; the extent to which the Fund is already invested in such securities or in similar securities in terms of industry, geography or other criteria; the effect the tendered securities would have on the liquidity of the Fund's investment portfolio and other operational considerations; the Fund's cash position; and whether the Manager believes that issuing shares in exchange for the tendered securities would be in the best interests of the Fund and its shareholders.

                 The Manager may, out of its own resources, pay compensation to financial intermediaries or other third parties whose customers or clients become shareholders of the Fund. Such compensation may be in the form of fees for services provided or responsibilities assumed by such entities with respect to the servicing of certain shareholder accounts.

Pricing of Fund Shares

                  The net asset value per share is calculated in U.S. Dollars on the last business day of each week and each month, and may be calculated at such other times as the Board of Directors may determine, in the following manner:

                  Equity securities are valued at the last reported sale price on the broadest and most representative exchange or market on which such securities are traded, as determined by the Fund's investment adviser, as of the close of business or, lacking any sales, at the last available bid price. Bonds and notes are valued at prices obtained from a pricing service. However, where the investment adviser deems it appropriate, they will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

                  Short-term securities with original maturities of one year or less maturing within 60 days are valued at amortized cost, which approximates market value. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices.

                  Assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect prior to the determination of the net asset value of the Fund's shares.

                  Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets.

                  Liabilities, including accruals of taxes and other expense items, are deducted from total assets.

                  Net assets so obtained are then divided by the total number of shares outstanding (excluding treasury shares), and the results, rounded to the nearest cent, is the net asset value per share.

                  The Fund will not price shares on any day on which the New York Stock Exchange is closed for trading.

                             TAXES AND DISTRIBUTIONS

                  The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized gains in the manner required under the Code. The Fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances the Fund may determine that it is in the interest of shareholders to distribute less than that amount.

                  To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.
                  Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gains (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the Fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the Fund pays income tax during the periods described above. Although the Fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the Fund may determine that it is in the interest of the shareholders to distribute a lesser amount.

                  The following information may not apply to you if you hold fund shares in a non-taxable account, such as a qualified retirement plan. Please see your tax adviser for more information.

Dividends and Capital Gain Distributions

                  The Fund will generally distribute dividends and realized net gains, if any to shareholders annually. Shareholders may elect to reinvest dividends and/or capital gains distributions to purchase additional shares of the Fund or shareholders may elect to receive them in cash.

                  Distributions of investment company taxable income and net realized capital gains to individual shareholders will be taxable whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date.

                  Dividends: The Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses. To the extent the Fund invests in stock of domestic and certain foreign corporations, it will receive "qualified" income under the Jobs and Growth Tax Relief and Reconciliation Act of 2003 ("2003 Tax Act"). The Fund will designate the amount of "qualified dividends" to its shareholders in a notice sent within 60 days of the close of its fiscal year and will report "qualified dividends" to shareholders on Form 1099-DIV.

                  Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gains or losses. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

                  In the case of Fund transactions involving futures contracts, certain foreign currency contracts and listed options on debt securities, currencies and certain futures contracts and broad-based stock indices, Code Section 1256 generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as 60% long-term and 40% short-term capital gain or loss, regardless of the holding period, although foreign currency gains and losses (as discussed above) arising from certain of these positions may be treated as ordinary income and loss. In addition, the Fund generally will be required to mark to market (i.e., treat as sold for fair market value) each such position that it holds at the close of each taxable year (and, for excise tax purposes, on October 31 of each calendar year).

                  Generally, certain hedging transactions that the Fund may undertake may result in "straddles" for U.S. federal income tax purposes. The straddle rules under the Code may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be required to be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of ordinary income and short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders.

                  If the Fund invests in stock of certain passive foreign investment companies ("PFIC"), the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders.

                  To avoid such tax and interest, the Fund may be eligible to elect alternative tax treatments with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund would be required to include in its gross income its share of the earnings and profits of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year, and such earnings and profits will be recognized by the Fund as ordinary income and/or net capital gain, depending upon the source of the income generated by the PFIC. In addition, another election would treat these securities as sold on the last day of the Fund's fiscal and excise tax years and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The Fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.

                  The Fund may invest in one or more other countries through vehicles organized under local laws. For U.S. federal income tax purposes, the vehicle used may be treated as a controlled foreign corporation ("CFC"). The income and net capital gains of a CFC will be includable in the investment company taxable income of the Fund, which the Fund must distribute to its shareholders. The Fund's investment in any CFC (or in two or more CFC's in which the Fund owns 20% or more of the voting stock) may be treated as the security of one issuer for the purposes of the 5% and 25% limits of the diversification requirement.

                  A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income for the Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income taxation at the level of the Fund.

                  In addition, some of the bonds may be purchased by the Fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having a market discount may be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond or a fund may elect to include the market discount in income in tax years to which it is attributable. Generally, accrued market discount may be figured under either the ratable accrual method or constant interest method. If the Fund has paid a premium over the face amount of a bond, the Fund has the option of either amortizing the premium until bond maturity and reducing the Fund's basis in the bond by the amortized amount, or not amortizing and treating the premium as part of the bond's basis. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as a short-term capital gain. In general, any gain realized on disposition of a security held less than one year is treated as a short-term capital gain.

                  Dividend and interest income received by the Fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. However, tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes. Most foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

                  Capital Gain Distributions: The Fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the Fund.

                  The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code Section 1234. Pursuant to Code Section 1234, the premium received by the Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

                  Under certain circumstances, the Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces both the risk of loss and the opportunity for gain with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but would not recognize any loss) from the constructive sale. The character of gain from a constructive sale would depend on the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met. If any net long-term capital gains in excess of net short-term capital losses are retained by the Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 15% capital gains rate (20% for capital gains realized by the Fund prior to May 6, 2003), will be able to claim a pro rata share of federal income taxes paid by the Fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.

Shareholder Taxation

                  In January of each year, shareholders of the Fund will receive a statement of the federal income tax status of all distributions. Shareholders of the Fund also may be subject to state and local taxes on distributions received from the Fund.

                  Dividends: Mutual fund dividends are taxable to shareholders as ordinary income. Under the 2003 Tax Act, all or a portion of a fund's dividend distribution may be a "qualified dividend". The Fund will report on Form 1099-DIV the amount of each shareholder's dividend that may be treated as a "qualified dividend". If a shareholder meets the requisite holding period requirement, "qualified dividends" are taxable at a maximum tax rate of 15%.

                  Capital Gains: Distributions of the excess of net long-term capital gains over net short-term capital losses which the Fund properly designates as "capital gain dividends" generally will be taxable to shareholders. Regardless of the length of time the shares of the Fund have been held by individual shareholders, the portion of a capital gain distribution realized by the Fund prior to May 6, 2003 is subject to a maximum tax rate of 20%, while the portion of a capital gain distribution realized by the Fund after May 5, 2003 is subject to a maximum rate of 15%. The Fund will report on Form 1099-DIV the portion of the overall capital gain distribution that is taxable to individual shareholders at the maximum 20% rate. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period.


                  Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment capital. For this reason, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of investment capital upon the distribution, which will nevertheless be taxable to them.


                  The Fund may make the election permitted under Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (such taxes relate primarily to investment income). The Fund may make an election under
Section 853 of the Code, provided that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of securities of foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code.

                  Redemptions of shares may result in federal, state and local tax consequences (gain or loss) to the shareholder. Any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

                  The Fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of
Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

                  The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.

                  Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.


                             PERFORMANCE INFORMATION

                  The Fund may from time to time, include its total return in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of one, five and ten years, calculated pursuant to the following formula:

                  P(1+T)n = ERV

Where:            P =      a hypothetical payment of $1,000
                  T =      the average annual total return
                  n =      number of years
                  ERV      = ending redeemable value of a hypothetical $1,000
                           payment made at the beginning of the 1-, 5-, or 10-year periods at the end of that 1-, 5-, or 10-year period.

                  Total return for a period is the percentage change in value during the period of an investment in the Fund shares. All total return figures reflect the deduction of the Fund's expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. The Fund's average annual total return (before taxes) for the one-, five-, and ten-year periods ending June 30, 2003, were 7.14%, 1.60% and 4.50%, respectively.

                  Performance information for the Fund may also be compared to various indexes, such as the IFC Emerging Market Index, Morgan Stanley Capital International Emerging Markets Free Index and indexes prepared by other entities or organizations which track the performance of investment companies or Managers. Unmanaged indexes generally do not reflect deductions for administrative and management costs and expenses. The Fund, the Manager or any of their affiliates may also report to shareholders or to the public in advertisements concerning the performance of the Manager as adviser to clients other than the Fund, and on the comparative performance or standing of the Manager in relation to other money managers. Such comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information, whether related to the Fund or to the Manager, should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future.

                              FINANCIAL STATEMENTS

                  The Fund's audited and unaudited financial statements, including the related notes thereto, dated June 30, 2003, and December 31, 2003, respectively, are incorporated by reference in the Statement of Additional Information from the Fund's Annual Report dated as of June 30, 2003, and from the Fund's Semi-Annual Report dated as of December 31, 2003.


EMERGING MARKETS GROWTH FUND

Investment Portfolio  December 31, 2003

                                                                                        Shares or           Market        Percent
EQUITY SECURITIES                                                                       principal           value         of net
(common and preferred stocks and convertible bonds)                                      amount             (000)         assets

Argentina  -  0.36%
BI SA (acquired 10/21/93, cost: $4,567,000) (1) (2)                                     4,952,159          $ 1,458          0.01 %
Grupo Financiero Galicia SA, Class B (2)                                                        5                -             -
Hidroneuquen SA (acquired 11/11/93, cost: $29,183,000) (1) (2) (3)                     28,022,311              890           .00
Nortel Inversora SA, Class B, preferred (ADR) (2)                                       4,529,300           26,496          0.13
Telecom Argentina STET-France Telecom SA, Class B (ADR) (2)                             4,906,346           42,931          0.22
                                                                                                            71,775          0.36

Brazil  -  10.66%
Aracruz Celulos SA, Class B, preferred nominative (ADR)                                 1,144,100           40,089          0.20
Banco Itau Holding Financeira SA, preferred nominative                              1,503,671,800          149,327
Banco Itau Holding Financeira SA, preferred nominative (ADR)                              240,000           11,705          0.81
Brasil Telecom Participacoes SA, ordinary nominative                                  435,079,900            2,747
Brasil Telecom Participacoes SA, preferred nominative                                 854,191,000            6,387
Brasil Telecom Participacoes SA, preferred nominative (ADR)                               827,000           31,261          0.20
Cia. de Bebidas das Americas - AmBev, ordinary nominative                              20,067,000            4,409
Cia. de Bebidas das Americas - AmBev, preferred nominative (ADR)                        6,253,860          159,536          0.82
Cia. Vale do Rio Doce, ordinary nominative                                                444,000           26,041
Cia. Vale do Rio Doce, ordinary nominative (ADR)                                        2,722,146          159,246
Cia. Vale do Rio Doce, Class A, preferred nominative                                      233,600           11,898
Cia. Vale do Rio Doce, Class A, preferred nominative (ADR)                              4,832,652          248,930          2.24
EMBRAER - Empresa Brasileira de Aeronautica SA, preferred nominative (ADR)                590,699           20,692          0.10
Embratel Participacoes SA, ordinary nominative (2)                                  4,136,429,000           20,181          0.10
Itausa - Investimentos Itau SA, preferred nominative                                  225,625,106          266,222          1.33
New GP Capital Partners, LP, Class B (acquired 1/28/94,
   cost: $16,206,000) (1)(2)(3)                                                            27,000            3,444          0.02
Petroleo Brasileiro SA - Petrobras, ordinary nominative                                   891,310           25,937
Petroleo Brasileiro SA - Petrobras, ordinary nominative (ADR)                           2,023,600           59,170
Petroleo Brasileiro SA - Petrobras, preferred nominative                                  885,056           23,397
Petroleo Brasileiro SA - Petrobras, preferred nominative (ADR)                          4,769,080          127,144          1.18
Tele Celular Sul Participacoes SA, ordinary nominative                              4,388,760,565            4,601
Tele Celular Sul Participacoes SA, preferred nominative (ADR)                           2,396,400           34,388          0.19
Tele Centro Oeste Celular Participacoes SA, preferred nominative                    1,106,600,000            3,680
Tele Centro Oeste Celular Participacoes SA, preferred nominative (ADR)                  4,423,338           43,570          0.24
Telecomunicacoes de Sao Paulo SA, ordinary nominative                                  94,300,000            1,191
Telecomunicacoes de Sao Paulo SA, preferred nominative                              1,434,922,000           22,492          0.12
Telecomunicacoes Brasileiras SA, preferred nominative (ADR)                               694,000           23,471          0.12
Tele Leste Celular Participacoes SA, ordinary nominative (2)                        3,849,076,542            1,105
Tele Leste Celular Participacoes SA, preferred nominative (ADR) (2)                       583,543            8,094          0.05
Telemar Norte Leste SA, Class A, preferred nominative                               3,274,868,000           65,271          0.33
Telemig Celular Participacoes SA, ordinary nominative                               1,489,281,349            3,973
Telemig Celular Participacoes SA, preferred nominative (ADR)                            1,064,058           34,156          0.19
Telemig Celular SA, Class G, preferred nominative                                     385,295,000            5,599          0.03
Tele Nordeste Celular Participacoes SA, ordinary nominative                         3,036,599,336            3,183
Tele Nordeste Celular Participacoes SA, preferred nominative (ADR)                      1,300,174           36,327          0.20
Tele Norte Celular Participacoes SA, ordinary nominative (2) (3)                    9,099,521,561            3,589
Tele Norte Celular Participacoes SA, preferred nominative (ADR) (2) (3)                   395,642            4,320          0.04
Tele Norte Leste Participacoes SA, ordinary nominative                              1,097,215,283           13,364
Tele Norte Leste Participacoes SA, preferred nominative                             5,506,798,676           86,546
Tele Norte Leste Participacoes SA, preferred nominative (ADR)                           2,481,400           38,288          0.69
Telesp Celular Participacoes SA, preferred nominative (ADR) (2)                        14,256,600           93,808          0.47
Unibanco-Uniao de Bancos Brasileiros SA, units (GDS)                                    6,031,354          150,482          0.75
Usinas Siderurgicas de Minas Gerais SA, Class A, preferred nominatiive                  4,028,298           47,322          0.24
                                                                                                         2,126,583         10.66

Canada  -  0.70%
Crew Development Corp. (2)                                                              2,925,000            2,281          0.01
Ivanhoe Mines Ltd. (2) (3)                                                             17,189,000          136,673          0.69
                                                                                                           138,954          0.70

Chile  -  1.02%
Banco Santander - Chile  (ADR)                                                          1,811,815           43,085          0.22
Cia. de Telecomunicaciones de Chile SA (ADR)                                            3,221,535           48,162          0.24
Embotelladora Andina SA, Class A, preferred nominative (ADR) (3)                        3,610,050           37,906
Embotelladora Andina SA, Class B, preferred nominative (ADR) (3)                        3,220,273           35,294          0.37
Enersis SA (2)                                                                         84,446,000           12,221
Enersis SA (ADR) (2)                                                                    3,631,100           26,725          0.19
                                                                                                           203,393          1.02

China  -  3.22%
BYD Co. Ltd. (Hong Kong) (3)                                                           13,299,000           35,036          0.18
China International Marine Containers (Group) Co. Ltd., Class B (2)                    10,069,645           19,277          0.10
China Life Insurance Co. Ltd. (Hong Kong) (2)                                           3,657,300            2,992
China Life Insurance Co. Ltd. (ADR) (2)                                                 2,524,300           83,226          0.43
China Merchants Holdings (International) Co. Ltd.  (Hong Kong)                         18,502,000           24,431          0.12
China Mobile (Hong Kong) Ltd.                                                          19,523,800           59,986
China Mobile (Hong Kong) Ltd. (ADR)                                                       364,600            5,662          0.33
China Oilfield Services Ltd. (Hong Kong)                                               70,138,000           24,848          0.13
China Petroleum & Chemical Corp. (Hong Kong)                                           59,874,000           26,803          0.13
China Shipping Development Co. Ltd. (Hong Kong)                                        22,456,000           16,634          0.08
China Southern Airlines Co. Ltd. (Hong Kong) (2)                                       21,614,200            9,258          0.05
China Telecom Corp. Ltd. (Hong Kong)                                                  140,277,800           57,828          0.29
Huaneng Power International, Inc. (Hong Kong)                                          41,442,000           71,806          0.36
Jiangsu Expressway Co. Ltd. (Hong Kong)                                                   580,227              308           .00
Lianhua Supermarket Holdings Co. Ltd. (Hong Kong) (2)                                  11,034,000           11,656          0.06
PetroChina Co. Ltd. (Hong Kong)                                                        70,046,100           40,155          0.20
Sinopec Shanghai Petrochemical Co. Ltd. (Hong Kong)                                    56,028,000           24,901          0.13
Tong Ren Tang Technologies Co. Ltd. (Hong Kong) (3)                                     5,529,900            9,724          0.05
Tsingtao Brewery Co. Ltd. (Hong Kong)                                                   7,260,000            8,511          0.04
UBS AG Call Warrants on Baoshan Iron & Steel Co. Ltd., A Shares,
   expire October 11, 2004 (2)                                                         45,217,800           38,625          0.19
Yanzhou Coal Mining Co. Ltd. (Hong Kong)                                               47,049,000           47,579          0.24
Zhejiang Expressway Co. Ltd. (Hong Kong)                                               31,876,000           22,380          0.11
                                                                                                           641,626          3.22

Colombia  -  0.10%
Bancolombia SA (ADR)                                                                    3,695,521           19,734          0.10

Croatia  -  0.33%
PLIVA DD (GDR)                                                                          4,061,556           66,203          0.33

Czech Republic  -  0.39%
CESKY TELECOM, AS                                                                       6,942,540           78,721          0.39

Egypt  -  0.24%
Egyptian Company for Mobile Services S.A.E.                                             3,870,000           47,516          0.24

Hong Kong  -  0.96%
ASM Pacific Technology Ltd.                                                             4,139,000           18,129          0.09
China.com Corp., Class A (2)                                                            2,963,600           23,916          0.12
Clear Media Ltd. (2)                                                                   22,774,000           14,669          0.07
Fountain Set (Holdings) Ltd.                                                            8,024,000            5,479          0.03
Global Bio-chem Technology Group Co. Ltd.                                              41,766,600           25,827          0.13
Harbin Brewery Group Ltd. (3)                                                          60,993,000           24,554          0.12
Hopewell Holdings Ltd.                                                                 30,770,000           47,369          0.24
Texwinca Holdings Ltd.                                                                 43,510,700           31,670          0.16
                                                                                                           191,613          0.96

Hungary  -  1.05%
Magyar Tavkozlesi Rt.                                                                  16,913,287           64,001
Magyar Tavkozlesi Rt. (ADR)                                                             1,537,100           28,759          0.46
MOL Magyar Olaj- es Gazipari Rt., Class A                                                 603,202           18,246
MOL Magyar Olaj- es Gazipari Rt., Class A (GDR)                                           291,300            8,885          0.14
National Savings and Commercial Bank Ltd. (2)                                           6,932,890           88,832          0.45
                                                                                                           208,723          1.05

India  -  13.68%
Bajaj Auto Ltd.                                                                         1,220,295           30,509          0.15
Bharat Heavy Electricals Ltd.                                                           7,749,645           86,133          0.43
Bharat Petroleum Corp. Ltd.                                                             3,312,600           32,827          0.16
Bharti Tele-Ventures Ltd. (2)                                                          11,614,620           26,858          0.14
BSES Ltd. (GDR)                                                                         1,431,100           47,226          0.24
Cummins India Ltd. (3)                                                                 10,446,937           29,307          0.15
Dr. Reddy's Laboratories Ltd.                                                           1,365,156           42,925
Dr. Reddy's Laboratories Ltd. (ADR)                                                       112,807            3,570          0.23
GlaxoSmithKline Consumer Healthcare Ltd.                                                1,262,700            8,899          0.04
Grasim Industries Ltd.                                                                         39                1           .00
HDFC Bank Ltd.                                                                          5,577,552           44,804
HDFC Bank Ltd. (ADR)                                                                      794,000           24,249          0.35
Hindustan Lever Ltd.                                                                   62,266,098          280,095          1.40
Housing Development Finance Corp. Ltd. (3)                                             19,593,306          278,294          1.40
I.T.C. Ltd.                                                                               906,531           19,617          0.10
ICICI Bank Ltd. (3)                                                                    13,193,690           85,766
ICICI Bank Ltd. (ADR) (3)                                                              11,175,175          191,989          1.39
Infosys Technologies Ltd. (3)                                                           3,697,638          452,723          2.27
Larsen & Toubro Ltd.                                                                    2,206,928           25,599          0.13
Maruti Udyog Ltd. (2)                                                                     554,800            4,580          0.02
Ranbaxy Laboratories Ltd.                                                               3,480,687           83,877          0.42
Reliance Industries Ltd.                                                               57,950,784          730,409
Reliance Industries Ltd. (GDR)                                                            422,900           13,110          3.73
SET India Ltd. (acquired 5/15/00, cost: $34,131,000) (1) (2)                              106,250            2,604          0.01
SET Satellite (Singapore) Pte. Ltd. (acquired 5/15/00,
   cost: $73,162,000) (1) (2)                                                           2,847,112            5,797          0.03
State Bank of India                                                                     5,840,100           69,073
State Bank of India (GDR)                                                                 406,259           13,203          0.41
Sun Pharmaceutical Industries Ltd.                                                      1,480,000           19,396          0.10
Tata Power Co. Ltd. (2)                                                                   754,279            5,200          0.03
Wipro Ltd.                                                                              1,264,180           48,288
Wipro Ltd. (ADR)                                                                          213,455           10,289          0.29
Zee Telefilms Ltd.                                                                      3,407,727           11,247          0.06
                                                                                                         2,728,464         13.68

Indonesia  -  2.97%
PT Astra International Tbk                                                            137,034,384           81,471          0.41
PT Gudang Garam                                                                        11,721,500           18,955          0.10
PT Hanjaya Mandala Sampoerna Tbk (3)                                                  256,401,300          136,432          0.68
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B               431,705,351          346,494          1.74
PT Ramayana Lestari Sentosa Tbk                                                        17,317,500            8,957          0.04
                                                                                                           592,309          2.97

Israel  -  0.52%
"Bezeq" The Israel Telecommunication Corp. Ltd.                                        41,352,700           47,497          0.24
Metalink Ltd. (2)                                                                         226,500            1,585          0.01
Nova Measuring Instruments Ltd. (2)                                                       586,000            3,446          0.01
Orbotech Ltd. (2)  (3)                                                                  2,177,525           52,086          0.26
                                                                                                           104,614          0.52

Kazakhstan  -  0.01%
OJSC Kazkommertsbank (ADR) (acquired 9/10/97, cost: $1,466,000) (1) (2)                    72,877            1,829          0.01

Malaysia  -  3.16%
Astro All Asia Networks PLC (2)                                                        47,119,600           54,808          0.27
British American Tobacco (Malaysia) Bhd.                                                1,217,300           13,935          0.07
EON Capital Bhd. (2)                                                                   11,273,000           13,350          0.07
Genting Bhd.                                                                            6,847,600           29,913          0.15
Hong Leong Bank Bhd.                                                                   24,190,000           33,102          0.16
IJM Corp. Bhd.                                                                         16,512,714           20,250          0.10
IJM Plantations Bhd. (2)                                                                6,605,085            1,947          0.01
IOI Corp. Bhd.                                                                         34,325,300           69,554          0.35
Malayan Banking Bhd.                                                                   43,273,450          109,892          0.55
Malaysian Pacific Industries Bhd.                                                         473,800            2,120          0.01
Maxis Communications Bhd.                                                              67,584,900          134,281          0.67
Resorts World Bhd.                                                                      5,925,600           15,750          0.08
Road Builder (M) Holdings Bhd.                                                         23,013,000           21,560          0.11
S P Setia Berhad Group (3)                                                             34,837,100           32,087          0.16
Tanjong PLC                                                                            13,061,800           37,123          0.19
UMW Holdings Bhd. (3)                                                                  25,827,796           41,121          0.21
                                                                                                           630,793          3.16

Mexico  -  9.19%
America Movil SA de CV, Series A                                                       18,275,000           25,002
America Movil SA de CV, Series L                                                       27,412,500           37,772
America Movil SA de CV, Series L (ADR)                                                 20,945,200          572,642          3.19
America Telecom SA de CV, Series A1 (2)                                                 1,831,300            2,368          0.01
Apasco, SA de CV                                                                        9,995,845           82,497          0.41
Cemex, SA de CV, ordinary participation certificates, units                             2,319,659           12,146
Cemex, SA de CV, ordinary participation certificates, units (ADR)                         518,295           13,579          0.13
Coca-Cola FEMSA, SA de CV, Series L (ADR) (2)                                             485,700           10,316          0.05
Consorcio International Hospital, SA de CV, convertible preferred,
   units (acquired 9/25/97, cost: $4,827,000) (1)  (2)                                     23,970                -             -
Controladora Comercial Mexicana, SA de CV, units                                       24,883,500           25,061          0.13
Fomento Economico Mexicano, SA de CV (ADR)                                              4,533,180          167,184
Fomento Economico Mexicano, SA de CV, units                                             2,131,900            7,882          0.88
Grupo Financiero BBVA Bancomer, SA de CV, Series B (2)                                137,025,400          117,241          0.59
Grupo Industrial Bimbo, SA de CV, Series A                                              6,540,375           12,294          0.06
Grupo Mexico SA de CV (2)                                                               3,162,546            8,126          0.04
Grupo Televisa, SA, ordinary participation certificates (ADR)                           4,997,232          199,190          1.00
Industrias Penoles, SA de CV                                                              458,300            2,075          0.01
Kimberly-Clark de Mexico, SA de CV, Class A, ordinary participation certificates       45,975,300          118,011          0.59
Organizacion Soriana, SA de CV, Series B (2)                                            5,855,900           12,954          0.06
Wal-Mart de Mexico, SA de CV, Series C                                                 34,588,933           92,669
Wal-Mart de Mexico, SA de CV, Series V                                                101,980,391          291,126
Wal-Mart de Mexico, SA de CV, Series V (ADR)                                              847,132           23,720          2.04
                                                                                                         1,833,855          9.19

Morocco  -  0.03%
Holcim (Maroc) SA, Class A                                                                 46,585            5,308          0.02
Societe des Brasseries du Maroc                                                            12,332            1,590          0.01
                                                                                                             6,898          0.03

Peru  -  0.38%
Cia. de Minas Buenaventura SA                                                             456,485           12,924
Cia. de Minas Buenaventura SA (ADR)                                                     1,329,234           37,591          0.25
Credicorp Ltd.                                                                          1,970,562           26,307          0.13
                                                                                                            76,822          0.38

Philippines  -  0.57%
ABS-CBN Holdings Corp. (Philippine Deposit Receipts) (2)                               27,285,750           12,298          0.06
Ayala Corp.                                                                            67,315,250            6,310          0.03
Ayala Land, Inc.                                                                       97,485,230           10,721          0.06
Bank of the Philippine Islands                                                            833,200              698           .00
Bayan Telecommunications Holdings Corp., Class A (acquired 2/12/98,
   cost: $1,850,000) (1)  (2)                                                             724,790                -
Bayan Telecommunications Holdings Corp., Class B (acquired 2/12/98,
   cost: $616,000)  (1)  (2)                                                              241,431                -             -
GLOBE TELECOM, Inc.                                                                       678,048           10,512          0.05
International Container Terminal Services, Inc.                                        19,533,588            1,162          0.01
Philippine Long Distance Telephone Co. (2)                                              1,748,330           30,573
Philippine Long Distance Telephone Co. (ADR) (2)                                          992,286           17,286
Philippine Long Distance Telephone Co., convertible preferred shares,
   Series III (GDS)                                                                        50,664            2,412          0.25
SM Prime Holdings, Inc.                                                               186,666,700           21,874          0.11
                                                                                                           113,846          0.57

Poland  -  0.77%
Bank Polska Kasa Opieki SA                                                                808,495           23,406          0.12
Bank Przemyslowo-Handlowy SA                                                              236,299           22,487
Bank Przemyslowo-Handlowy SA (GDR)                                                            420               19          0.11
Bank Zachodni WBK SA                                                                    2,003,085           40,647          0.21
Telekomunikacja Polska SA                                                              16,336,834           66,346          0.33
                                                                                                           152,905          0.77

Russian Federation  -  5.55%
Baring Vostok Private Equity Fund (acquired 12/15/00,
   cost: $13,087,000) (1)  (2)  (3)  (4)                                               13,087,057           13,392          0.07
JSC MMC "Norilsk Nickel" (ADR)                                                          4,900,170          325,861          1.63
LUKoil Holding (ADR)                                                                    5,817,059          541,568          2.72
New Century Capital Partners, LP (acquired 12/7/95,
   cost: $5,486,000) (1)  (2)  (4)                                                      5,250,000            2,282          0.01
OAO Gazprom (ADR)                                                                       2,010,304           52,067
OAO Gazprom (ADR) (acquired 10/21/96, cost: $5,646,000) (1)                               363,900            9,425          0.31
OAO Moscow City Telephone Network                                                       3,007,500           38,797          0.19
Wimm-Bill-Dann Foods (ADR) (2)                                                          1,735,900           29,510          0.15
YUKOS Oil Co. (ADR)                                                                     2,229,422           93,636          0.47
                                                                                                         1,106,538          5.55

Singapore  -  0.04%
Noble Group Ltd.                                                                        3,923,000            7,393          0.04

South Africa  -  4.84%
Anglo American Platinum Corp. Ltd.                                                      1,128,072           49,328          0.25
Gold Fields Ltd.                                                                        3,237,609           46,381
Gold Fields Ltd. (ADR)                                                                    490,000            6,831          0.27
Harmony Gold Mining Co. Ltd.                                                            4,961,000           80,745
Harmony Gold Mining Co. Ltd. (ADR)                                                      1,049,800           17,038          0.49
Impala Platinum Holdings Ltd.                                                           1,889,882          164,429          0.82
Nedcor Ltd.                                                                             9,430,053           87,747          0.44
Sappi Ltd.                                                                              2,502,045           34,155          0.17
Sasol Ltd.                                                                             22,081,093          314,673          1.58
South Africa Capital Growth Fund, LP, Class A (acquired 8/25/95,
   cost: $893,000) (1)                                                                      2,180              331
South Africa Capital Growth Fund, LP, Class D (acquires 8/25/95,
   cost: $5,387,000) (1)                                                                   13,650            2,073          0.01
South African Private Equity Fund III, LP (acquired 9/23/98,
   cost: $19,301,000) (1)  (3)  (4)                                                        22,535           12,088          0.06
South African Private Equity Fund III, Ltd. (acquired 10/6/00,
   cost: $7,556,000) (1)  (4)                                                               7,798            7,495          0.04
Standard Bank Group Ltd.                                                               15,097,600           88,733          0.45
Telkom SA Ltd.                                                                          5,051,300           52,625          0.26
                                                                                                           964,672          4.84

South Korea  -  18.50%
Cheil Communications Inc.                                                                 171,750           24,948          0.13
CJ Home Shopping Co. Ltd.                                                                 185,959            8,244          0.04
Daewoo Shipbuilding & Marine Engineering Co., Ltd. (2)                                  2,279,300           29,281
Daewoo Shipbuilding & Marine Engineering Co., Ltd. (GDR) (2)                            1,148,490           28,942          0.29
ENTERPRISEnetworks Inc. (acquired 5/18/00, cost: $21,675,000) (1)  (2)                    321,716                -             -
Hanaro Telecom, Inc. (2)                                                                2,021,671            5,542          0.03
Hankook Tire Co., Ltd.                                                                  6,052,370           45,736          0.23
Hyundai Development Co. (3)                                                             4,443,274           46,074          0.23
Hyundai Marine & Fire Insurance Co., Ltd.                                                 363,070           10,639          0.05
Hyundai Motor Co.                                                                       2,442,164          103,551
Hyundai Motor Co., nonvoting preferred                                                    500,730            9,628          0.57
INI Steel Co. (GDS)                                                                     3,016,480           25,640          0.13
Kookmin Bank                                                                           10,125,055          379,583
Kookmin Bank (ADR)                                                                      1,457,154           55,139          2.18
KorAm Bank                                                                                537,100            6,314          0.03
Korea Electric Power Corp.                                                             10,312,760          185,301          0.93
Korea Exchange Bank (2)                                                                 1,563,910            4,228          0.02
Korea Gas Corp.                                                                         2,691,370           55,929          0.28
KT Corp.                                                                                1,293,000           48,420
KT Corp. (ADR)                                                                          1,575,018           30,036          0.39
KT Freetel Co., Ltd.                                                                      649,776           10,420          0.05
LG Ad Inc.                                                                                136,700            2,399          0.01
LG Card Co., Ltd.                                                                       7,731,384           19,767
LG Card Co., Ltd. 3.00% convertible notes, January 21, 2009                      KRW2,882,100,000            1,237          0.11
LG Electronics Inc.                                                                     3,051,630          150,147          0.75
LG Engineering & Construction Co., Ltd. (3)                                             2,589,070           38,803          0.20
Nong Shim Co., Ltd.                                                                       219,800           44,108          0.22
POSCO                                                                                     588,115           80,489          0.40
Pulmuone Co., Ltd.                                                                        227,550           10,890          0.06
Samsung Electronics Co., Ltd.                                                           2,307,459          873,773
Samsung Electronics Co., Ltd. (GDS)                                                     3,045,994          572,647
Samsung Electronics Co., Ltd., nonvoting preferred (GDS)                                    1,380              139          7.25
Samsung Fire & Marine Insurance Co., Ltd. (3)                                           2,781,311          159,966          0.80
Samsung SDI Co., Ltd.                                                                   1,145,876          135,177
Samsung SDI Co., Ltd. (GDR)                                                               621,500           18,396          0.77
Samsung Securities Co., Ltd.                                                            1,635,400           35,015          0.18
Shinhan Financial Group Co., Ltd.                                                      13,470,110          215,454
Shinhan Financial Group Co., Ltd. (ADR)                                                   190,950            6,120          1.11
SK Telecom Co., Ltd.                                                                      652,120          108,960
SK Telecom Co., Ltd. (ADR)                                                              2,637,990           49,199          0.79
Woori Finance Holdings Co., Ltd.                                                        9,277,000           53,123          0.27
                                                                                                         3,689,404         18.50

Taiwan  -  10.32%
Advanced Semiconductor Engineering, Inc. (2)  (3)                                     213,991,191          220,239          1.10
Ambit Microsystems Corp.                                                               12,924,600           34,112          0.17
Asia Corporate Partners Fund, Class B (acquired 3/12/96, cost: $9,305,000) (1)             39,360            5,896          0.03
ASUSTeK Computer Inc.                                                                  19,034,125           42,098
ASUSTeK Computer Inc. (GDR)                                                               234,356              527          0.21
AU Optronics Corp. (2)                                                                 19,239,000           22,524          0.11
Compal Electronics, Inc.                                                               11,323,210           15,527
Compal Electronics, Inc. (GDS)                                                            129,720              902          0.08
Delta Electronics, Inc.                                                                25,442,655           32,638          0.16
Fubon Financial Holding Co., Ltd.                                                      54,003,000           51,758          0.26
High Tech Computer Corp.                                                                2,474,640            9,086
High Tech Computer Corp. (GDR) (2)                                                        548,400            8,007          0.09
Hon Hai Precision Industry Co., Ltd.                                                   24,749,064           97,434
Hon Hai Precision Industry Co., Ltd. (GDR)                                              2,162,893           17,195          0.58
Mediatek Incorporation                                                                  9,873,850           92,886          0.47
President Chain Store Corp.                                                            39,171,217           60,068          0.30
Quanta Computer Inc.                                                                   91,897,395          226,288
Quanta Computer Inc. (GDR) (2)                                                          1,877,100           22,713          1.25
Realtek Semiconductor Corp.                                                            12,765,600           21,834          0.11
Seres Capital (Cayman) (acquired 3/12/96, cost: $12,000) (1)  (3)                               2               19
Seres Capital (Cayman), nonvoting (acquired 3/12/96, cost: $63,000) (1)  (3)                    8               93           .00
Siliconware Precision Industries Co., Ltd. (2)                                         76,508,000           78,516
Siliconware Precision Industries Co., Ltd. (ADR) (2)                                      165,800              854          0.40
SinoPac Holdings                                                                       75,739,000           38,417          0.19
Taiwan Hon Chuan Enterprise Co., Ltd. (3)                                               6,687,368            8,500
Taiwan Hon Chuan Enterprise Co., Ltd., rights, expire January 12, 2004 (2)  (3)           567,132              119          0.04
Taiwan Semiconductor Manufacturing Co., Ltd. (2)                                      420,525,334          787,477          3.95
Test-Rite International Co., Ltd.                                                      14,583,915            9,075          0.05
Tong Yang Industry Co., Ltd. (3)                                                       21,298,340           31,718          0.16
United Microelectronics Corp. (2)                                                      27,208,550           23,349          0.12
VIA Technologies, Inc. (3)                                                             75,934,150           98,529          0.49
                                                                                                         2,058,398         10.32

Thailand  -  1.31%
Advanced Info Service PCL                                                              25,580,400           54,605          0.28
BEC World PCL                                                                           3,260,900           18,617          0.09
Electricity Generating PCL                                                              6,108,747           14,815
Electricity Generating PCL, nonvoting depositary receipts                              10,384,600           23,610          0.19
PTT Exploration and Production PCL                                                        978,800            6,528          0.03
Siam Cement PCL                                                                         2,794,800           19,486
Siam Cement PCL, nonvoting depositary receipts                                         13,632,290           87,473          0.54
Siam City Cement PCL                                                                    6,159,224           35,476          0.18
                                                                                                           260,610          1.31

Turkey  -  1.93%
Akbank Turk AS                                                                      7,024,550,800           36,826          0.19
Aktas Elektrik Ticaret AS (2)                                                           4,273,718                -             -
Anadolu Efes Biracilik ve Malt Sanayii AS (3)                                       7,461,336,666           94,198          0.47
Eregli Demir ve Celik Fabrikalari TAS (2)                                             407,040,241           12,049          0.06
Migros Turk TAS (3)                                                                 3,087,583,198           44,266          0.22
TUPRAS-Turkiye Petrol Rafinerileri AS                                               2,124,450,200           17,729          0.09
Turkcell Iletisim Hizmetleri AS (2)                                                   783,171,722            7,821          0.04
Turkiye Garanti Bankasi AS (2)                                                      6,321,010,194           18,485          0.09
Turkiye Is Bankasi AS, Class C (2)                                                 24,464,369,624           99,463          0.50
Yapi ve Kredi Bankasi AS (2)                                                       26,284,552,320           54,369          0.27
                                                                                                           385,206          1.93

Ukraine  -  0.01%
JKX Oil & Gas PLC                                                                       2,334,015            2,265          0.01

United Kingdom  -  2.28%
Anglo American PLC                                                                     16,622,613          356,581          1.79
Antofagasta PLC                                                                         4,584,930           86,265          0.43
Oxus Gold PLC (2)                                                                       7,720,000           11,159          0.06
                                                                                                           454,005          2.28

United States of America  -  0.03%
AsiaInfo Holdings, Inc. (2)                                                               936,540            6,256          0.03

Venezuela  -  0.17%
Cia. Anonima Nacional Telefonos de Venezuela (CANTV), Class D (ADR)                     2,174,589           33,184          0.17

Vietnam  -  0.05%
Vietnam Enterprise Investments Ltd., Class C (acquired 8/25/03,
   cost: $4,202,000) (1)  (2)  (3)                                                      4,120,000            4,202
Vietnam Enterprise Investments Ltd., Redeemable (acquired 9/20/01,
   cost: $4,230,000) (1)  (2)  (3)                                                      4,392,828            4,876          0.05
                                                                                                             9,078          0.05

Multinational  -  0.37%
Capital International Global Emerging Markets Private Equity Fund, LP
   (acquired 6/30/99, cost: $43,129,000) (1)  (3)  (4)                                     56,000           37,644          0.19
New Asia East Investment Fund Ltd., Class A (acquired 5/23/96,
   cost: $1,061,000) (1)  (3)  (4)                                                        293,600              689
New Asia East Investment Fund Ltd., Class B (acquired 5/23/96,
   cost: $14,483,000) (1)  (3)  (4)                                                     4,006,400            9,404          0.05
New Europe East Investment Fund Ltd., Class B (acquired 6/4/93,
   cost: $22,790,000) (1)  (2)  (3)                                                           436           21,386          0.11
Pan Asia Special Opportunities Fund (Cayman) (acquired 10/18/00,
   cost: $5,914,000) (1)  (2)  (3)  (4)                                                   600,000            5,375          0.02
                                                                                                            74,498          0.37

Miscellaneous  -  0.83%
Equity securities in initial period of acquisition                                                         165,992          0.83


Total equity securities  (cost: $11,973,837,000)                                                        19,254,675         96.54



                                                                                          Units or           Market       Percent
BONDS AND NOTES                                                                           principal           value        of net
                                                                                         amount (000)          (000)       assets

Argentina  -  0.27%
Multicanal SA:
  9.25% February 1, 2002 (5)                                                              $ 2,609          $ 1,083
  10.50% February 1, 2007 (6)                                                               1,244              516
  10.50% April 15, 2018 (6)                                                                 2,289              950
  13.125% April 15, 2009 (6)                                                                1,122              466          0.01 %
Republic of Argentina:
  1.162% August 3, 2012 (7)                                                                35,970           22,652
  7.00%/15.50% December 19, 2008 (6) (7)                                                    2,000              550
  9.75% September 19, 2027 (6)                                                              4,830            1,256
  11.375% January 30, 2017 (6)                                                                670              191
  11.75% April 7, 2009 (6)                                                                  9,460            2,696
  Payment-in-Kind Bonds:
    12.00% June 19, 2031 (6)                                                                5,877            1,484
    12.25% June 19, 2018 (6)                                                                  589              150          0.15
Telecom Argentina STET-France Telecom SA:
  0% July 7, 2003 Agent - Bank of Tokyo-Mitsubishi Trust Company/
    Loan Participation Agreements (participation - Credit Suisse
    First Boston International) (5) (8)                                                    12,100            9,377
  0% September 25, 2003 Agent - Bank of America, N.A./ Loan Participation
   Agreements (participation- Credit Suisse First Boston International) (5) (8)             3,965            3,073
  0% October 7, 2003 Agent - Bank of America, N.A./ Loan Participation Agreements           3,965            3,073
    (participation- Credit Suisse First Boston International) (5) (8)
  Series K, 7.25% July 1, 2002 (5)                                                     EUR  3,205            3,158
  Series 1, 8.375% April 8, 2004 (6)                                                        1,145            1,128
  Series 2, 9.50% July 2, 2004 (6)                                                          1,480            1,458          0.11
                                                                                                            53,261          0.27

Brazil  -  0.32%
Federal Republic of Brazil:
  10.00% January 16, 2007                                                                   $ 550              619
  10.00% August 7, 2011                                                                    14,050           15,596
  10.25% June 17, 2013                                                                      1,500            1,691
  11.00% August 17, 2040                                                                   18,605           20,559
  Capitalization Payment-in-Kind Bond, 8.00% April 15, 2014                                11,905           11,771
  Debt Conversion Bond, Series L, 2.063% April 15, 2012 (7)                                13,570           12,349
  MYDFA Trust 2.00% September 15, 2007 (acquired 10/2/96,
    cost: $1,387,000) (1)  (7)                                                              1,468            1,386
  New Money Bond, Series L, 2.063% April 15, 2009 (7)                                         599              569          0.32
                                                                                                            64,540          0.32

Bulgaria  -  0.00%
Republic of Bulgaria 8.25% January 15, 2015                                                   735              871           .00

Colombia  -  0.18%
Republic of Colombia:
  7.625% February 15, 2007                                                                  2,635            2,846
  8.625% April 1, 2008                                                                      2,875            3,119
  10.00% January 23, 2012                                                                   4,560            5,016
  10.375% January 28, 2033                                                                  8,537            9,199
  10.75% January 15, 2013                                                                   4,016            4,588
  11.375% January 31, 2008                                                             EUR  5,975            8,571
  11.75% February 25, 2020                                                                $ 1,340            1,621          0.18
                                                                                                            34,960          0.18

Dominican Republic  -  0.03%
Dominican Republic:
  2.063% August 30, 2024 (7)                                                                  500              360
  9.04% January 23, 2013                                                                      575              440
  9.04% January 23, 2013 (acquired 1/16/03, cost: $2,400,000) (1)                           2,400            1,836
  9.50% September 27, 2006                                                                  1,322            1,117
  9.50% September 27, 2006 (acquired 9/20/01, cost: $2,308,000) (1)                         2,305            1,948          0.03
                                                                                                             5,701          0.03

Guatemala  -  0.00%
Republic of Guatemala 9.25% August 1, 2013 (acquired 8/6/03, cost: $867,000) (1)              865              960           .00

India  -  0.04%
Hindustan Lever Ltd. 9.00% January 1, 2005                                          INR    55,599            7,731          0.04

Mexico  -  0.06%
Innova, S de RL 12.875% Senior Notes due April 1, 2007                                      $ 235              240           .00
United Mexican States Government:
  7.50% April 8, 2033                                                                         775              804
  7.625% October 1, 2004                                                            EUR     7,262            9,438
  11.375% September 15, 2016                                                                $ 775            1,101          0.06
                                                                                                            11,583          0.06

Netherlands  -  0.01%
Cellco Finance NV 12.75% August 1, 2005                                                     1,550            1,728          0.01

Nigeria  -  0.00%
Central Bank of Nigeria, warrants, 0% November 15, 2020                                         1                -             -

Panama  -  0.03%
Republic of Panama:
  9.375% January 16, 2023                                                                   2,162            2,367
  9.375% April 1, 2029                                                                      1,505            1,701
  Interest Reduction Bond, 1.938% July 17, 2014 (7)                                         2,171            2,051          0.03
                                                                                                             6,119          0.03

Peru  -  0.07%
Republic of Peru:
  9.125% February 21, 2012                                                                  5,816            6,514
  9.875% February 6, 2015                                                                   7,047            8,210          0.07
                                                                                                            14,724          0.07

Philippines  -  0.05%
Republic of Philippines:
  9.125% February 22, 2010 (acquired 10/22/03, cost: $736,000) (1)                     EUR    600              784
  10.625% March 16, 2025                                                                  $ 8,420            9,409          0.05
                                                                                                            10,193          0.05

Russian Federation  -  0.46%
Russian Federation:
  5.00% March 31, 2030 (7)                                                                 33,695           32,600
  5.00% March 31, 2030 (acquired 8/25/00, cost: $25,259,000) (1)  (7)                      53,855           52,105
  8.25% March 31, 2010                                                                      1,500            1,680
  8.25% March 31, 2010 (acquired 8/25/00, cost: $3,529,000) (1)                             4,559            5,107          0.46
                                                                                                            91,492          0.46

Turkey  -  0.07%
Republic of Turkey:
  7.75% April 14, 2005                                                                 EUR   6535            8,542
  9.50% January 15, 2014                                                                  $ 1,525            1,769
  11.875% January 15, 2030                                                                  2,135            2,904
  Treasury Bills:
    0% March 3, 2004 (9)                                                           TRL352,040,000              241
    0% August 18, 2004 (9)                                                            540,000,000              332          0.07
                                                                                                            13,788          0.07

Ukraine  -  0.02%
Ukraine Government 7.65% June 11, 2013 (acquired 6/6/03, cost: $2,999,000) (1)            $ 2,965            3,098          0.02

United States of America  -  0.01%
Freeport-McMoRan Copper & Gold, Inc. 10.125% Senior Notes due February 1, 2010              2,080            2,408          0.01

Venezuela  -  0.15%
Petrozuata Finance, Inc., Series B, 8.22% April 1, 2017 (acquired 4/12/02,
   cost: $1,169,000) (1)                                                                    1,520            1,406          0.01
Republic of Venezuela:
  9.25% September 15, 2027                                                                 23,270           21,292
  10.75% September 19, 2013 (acquired 9/12/03, cost: $4,828,000) (1)                        5,150            5,523
  10.75% September 19, 2013 (acquired 10/16/03, cost: $1,345,000) (1)                       1,415            1,518          0.14
                                                                                                            29,739          0.15


Total bonds and notes  (cost: $267,733,000)                                                                352,896          1.77



                                                                                         Units or           Market       Percent
Short-term securities                                                                   principal            value        of net
                                                                                       amount (000)           (000)       assets

Corporate short-term notes  -  1.76%
ANZ (DE) Inc. 1.08% due 1/9/04                                                            $ 4,900          $ 4,899          0.02 %
BNP Paribas Financing Inc. 1.01%-1.04% due 1/2-2/2/04                                      96,600           96,538          0.48
Ciesco L.P. 1.05% due 1/9/04                                                               25,000           24,993          0.13
Dexia Delaware LLC 1.06%-1.07% due 1/8-1/26/04                                             47,058           47,027          0.24
HBOS Treasury Services PLC 1.08% due 1/2/04                                                50,000           49,997          0.25
International Business Machines Corp. 1.00% due 1/2/04                                     15,500           15,499          0.08
Pitney Bowes Inc. 1.05% due 1/5/04                                                         15,000           14,998          0.07
Preferred Receivables Funding Corp. 1.09% due 1/22/04                                      26,500           26,482          0.13
UBS Finance Delaware LLC 1.03% due 1/2/04                                                  41,400           41,398          0.21
USAA Capital Corp. 1.02%-1.04% due 1/8-1/9/04                                              29,000           28,993          0.15
                                                                                                           350,824          1.76

Federal agency discount notes  -  1.15%
Fannie Mae 1.03%-1.05% due 1/2/04                                                          70,000           69,996          0.35
Federal Home Loan Bank Discount Corp. 1.04%-1.06% due 1/2/04                               84,000           83,995          0.42
International Bank for Reconstruction and Development 0.93% due 1/2/04                     75,000           74,996          0.38
                                                                                                           228,987          1.15

U.S. government short-term obligations  -  0.63%
U.S. Treasury Bills 0.89%-0.92% due 1/2/04                                                126,800          126,794          0.63

Certificates of deposit  -  0.34%
Wells Fargo & Co. 1.07% due 1/2/04                                                         68,000           68,000          0.34

Non-U.S. currency  -  0.05%
Taiwan New Dollar                                                                   TWD   319,012            9,408          0.05

Non-U.S. government short-term obligations  -  0.04%
Turkish Government Bond 9.50% due 3/15/04                                           EUR     3,635            4,620
Turkish Government Treasury Bill 0% 1/28-12/15/04 (9)                            TRL6,808,720,000            4,113          0.04
                                                                                                             8,733          0.04


Total short-term securities  (cost: $792,077,000)                                                          792,746          3.97


Total investment securities  (cost: $13,033,647,000)                                                    20,400,317        102.28

Net unrealized depreciation on foreign currency contracts (10)                                              (9,869)        (0.05)

Excess of payables over cash and receivables                                                              (444,971)        (2.23)

Net assets                                                                                             $19,945,477        100.00 %



(1) Purchased in a private placement transaction (not including purchases of securities that were publicly offered in the primary local market but were not registered under U.S. securities laws); resale to the public may require registration in the country where the primary market is located, and no right to demand registration exists. As of December 31, 2003, the total market value and cost of such securities were $228,363,000 and $397,055,000 respectively, and the market value represented 1.14% of net assets.
(2)  Non-income-producing securities.
(3) This issuer represents investment in an affiliate as defined in the Investment Company Act of 1940. This definition includes, but is not limited to, issuers in which the fund owns more than 5% of the outstanding voting securities. New Asia East Investment Fund Ltd., New Europe East Investment Fund Ltd., and Capital International Global Emerging Markets Private Equity Fund, LP are considered affiliates since these issuers have the same investment adviser as the fund.
(4) Includes an unfunded capital commitment representing a binding commitment made by the fund which may be paid in the future.
(5) Security is currently in default pending restructuring; no principal payment received on the scheduled maturity date.
(6)  Security is currently in default.
(7)  Coupon rate may change periodically.
(8) Participation interests were acquired through the financial institution indicated parenthetically.
(9) Represents a zero coupon bond that may convert to a coupon-bearing security at a later date.
(10) As of December 31, 2003, the net unrealized foreign currency contracts payable consists of the following:



                                                         Contract amount                 U.S. valuation at 12/31/2003
                                                                                                                   Unrealized
                                                                                                                  appreciation
                                                                 Non-U.S.              U.S.          Amount      (depreciation)
                                                                  (000)               (000)         (000)            (000)
SALES:
Czech Koruna to Euro expiring 3/3-12/10/04                 CZK1,054,604/EUR32,792   $  40,959    $  40,787          $ 172
Hungarian Forint to Euro expiring 3/3-6/3/04               HUF20,805,906/EUR73,826     92,356       95,460         (3,104)
Mexican Peso to U.S. Dollar expiring 1/27-12/23/04         MXN1,449,225               124,702      125,265           (563)
Polish Zloty to Euro expiring 5/17/04                      PLN53,979/EUR11,551         14,451       14,226            225
South African Rand  to U.S. Dollar expiring 1/23-6/8/04    ZAR1,727,025               246,371      252,970         (6,599)

FOREIGN CURRENCY CONTRACTS ---NET                                                                                 $(9,869)



ABBREVIATIONS

Securities:

ADR = American Depositary Receipts
GDR = Global Depositary Receipts
GDS = Global Depositary Shares

Non-U.S. currency:
CZK- Czech Koruna
EUR - Euro
HUF - Hungarian Forint
INR - Indian Rupee
KRW - Korean Won
MXN - Mexican Peso
PLN - Polish Zloty
TRL - Turkish Lira
TWD - Taiwan New Dollar
ZAR - South African Rand


See Notes to Financial Statements



Equity securities added to the portfolio since June 30, 2003

Akbank Turk
Astro All Asia Networks
AU Optronics
"Bezeq" The Israel Telecommunication Corp.
BSES
China Life Insurance
China Shipping Development
CJ Home Shopping
Embratel Participacoes
Enersis
EON Capital
Fountain Set (Holdings)
Fubon Financial Holding
Genting
Grupo Financiero BBVA Bancomer
Grupo Mexico
Hanaro Telecom
Hankook Tire
Harbin Brewery Group
Hopewell Holdings
Huaneng Power International
INI Steel
I.T.C.
Korea Exchange Bank
Larsen & Toubro
LG Ad
Lianhua Supermarket Holdings
Maruti Udyog
Mediatek
Noble Group
Nong Shim
PT Gudang Garam
PT Ramayana Lestari Sentosa
Pulmuone
Resorts World
S P Setia Berhad Group
SinoPac Holdings
Sinopec Shanghai Petrochemical
Tata Power
Telemar Norte Leste
Tsingtao Brewery
TUPRAS-Turkiye Petrol Rafinerileri
UBS AG Call Warrants on Baoshan Iron & Steel
VIA Technologies
Woori Finance Holdings




Equity securities eliminated from the portfolio since June 30, 2003

Accton Technology
Bank Rozwoju Eksportu
Benq
CESKE RADIOKOMUNIKACE
Charoen Pokphand Feedmill
China National Aviation
China Unicom
Cia. de Petroleos de Chile (COPEC)
Cia. Energetica de Minas Gerais - CEMIG
Cipla
Compeq Manufacturing
Digital China Holdings
Dimension Data Holdings
Dusit Thani
Empresas CMPC
Gencor
HCL Technologies
ING Bank Slaski
Kumgang Korea Chemical
Largan Precision
Legend Holdings
Lenenergo
LG Petrochemical
MTN Group
Nestle (Malaysia)
Polski Koncern Naftowy "ORLEN"
PT Indofood Sukses Makmur
Quilmes Industrial
Samsung Electro-Mechanics
Shangri-La Asia
Sinopec Beijing Yanhua Petrochemical
Sociedad Minera El Brocal
Star Publications (Malaysia)
Surgutneftegas
Telefonos de Mexico
Turkiye Sise ve Cam Fabrikalari
Unified Energy System of Russia
United Bank for Africa
Universal Robina
Xstrata
Yageo
Yapi Kredi Koray
Yue Yuen Industrial




FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES                                  (Unaudited)
at December 31, 2003               (dollars in thousands, except per-share data)



ASSETS:
 Investment securities at market:
  Unaffiliated issuers (cost: $11,422,846)                                         $17,957,502
  Affiliated issuers (cost: $1,610,801)                                              2,442,815              $20,400,317

 Cash                                                                                                                96
 Receivables for--
  Sales of investments                                                                  27,473
  Sales of fund's shares                                                                23,842
  Dividends and interest                                                               101,151
  Non-U.S. taxes                                                                        14,393                  166,859


                                                                                                             20,567,272

LIABILITIES:
 Payables for--
  Purchases of investments                                                                                        3,741
  Unfunded capital commitments                                                                                   30,150
  Repurchases of fund's shares                                                                                  487,814
  Open forward currency contracts                                                                                 9,869
  Investment advisory fee                                                                                         9,953
  Other fees and expenses                                                                                         3,203
  Non-U.S. taxes                                                                                                 77,065

                                                                                                                621,795

NET ASSETS AT DECEMBER 31, 2003 --
  Equivalent to $61.09 per share on
  326,489,555 shares of $0.01 par value
  capital stock outstanding (authorized
  capital stock -- 400,000,000 shares)                                                                      $19,945,477




NET ASSETS CONSIST OF:
  Capital paid in on shares of capital stock                                                                $16,679,620
  Distributions in excess of net investment income                                                              (93,757)
  Accumulated net realized loss                                                                              (3,921,551)
  Net unrealized appreciation                                                                                 7,281,165


NET ASSETS AT DECEMBER 31, 2003                                                                             $19,945,477


 See Notes to Financial Statements.


STATEMENT OF OPERATIONS                                             (Unaudited)
for the six months ended December 31, 2003               (dollars in thousands)



INVESTMENT INCOME:
 Income:
  Dividends (net of non-U.S. withholding tax of $26,221;                              $209,580
  also includes $25,180 from affiliates)
  Interest (net of non-U.S. withholding tax of $242)                                    20,728
                                                                                                              $ 230,308
 Fees and Expenses:
  Investment advisory services                                                          56,099
  Custodian                                                                              7,760
  Registration statement and prospectus                                                     21
  Auditing and legal                                                                       215
  Reports to shareholders                                                                   16
  Directors' compensation                                                                  203
  Other                                                                                    202                   64,516

 Net investment income                                                                                          165,792

REALIZED GAIN AND UNREALIZED
 APPRECIATION ON INVESTMENTS:
 Net realized gain before non-U.S. taxes (includes                                     796,162
  $46,175 net loss from affiliates)
 Non-U.S. taxes                                                                           (385)

  Net realized gain                                                                                             795,777

 Net change in unrealized appreciation on investment
  securities                                                                         4,112,985
 Net change in unrealized depreciation
   on open forward currency contracts                                                   26,845

  Net change in unrealized appreciation                                              4,139,830
  Non-U.S. taxes                                                                       (72,745)

   Net change in unrealized appreciation on
    investments                                                                                               4,067,085

 Net realized gain and net change in unrealized
  appreciation on investments                                                                                  4,862,862

NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                                                                             $ 5,028,654


FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS                        (dollars in thousands)
                                                                                    (unaudited)
                                                                                  Six months ended            Year ended
                                                                                      December 31,              June 30,
                                                                                          2003                    2003

OPERATIONS:
 Net investment income                                                               $ 165,792                 $ 311,877
 Net realized gain (loss) on investments                                               795,777                (1,718,672)
 Net change in unrealized appreciation
  on investments                                                                     4,067,085                 2,368,758

  Net increase in net assets
   resulting from operations                                                         5,028,654                   961,963

DIVIDENDS AND DISTRIBUTIONS PAID
 TO SHAREHOLDERS:
 Dividends from net
  investment income                                                                   (412,626)                 (180,200)

CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold:
  7,813,808 and 19,286,400 shares, respectively                                        428,924                   795,692
 Proceeds from shares issued in
  reinvestment of net investment
  income dividends:
  6,472,738 and 3,939,072 shares, respectively                                         378,267                   164,417
 Cost of shares repurchased:
  28,551,399 and 45,350,474 shares, respectively                                    (1,632,127)               (1,845,514)


  Net decrease in net assets
   resulting from capital share
   transactions                                                                       (824,936)                 (885,405)

TOTAL INCREASE (DECREASE) IN NET ASSETS                                              3,791,092                  (103,642)

NET ASSETS:
 Beginning of period                                                                16,154,385                16,258,027

 End of period (including distributions in excess
  of net investment income and undistributed net
  investment income: $(93,757) and
  $153,077, respectively)                                                          $19,945,477               $16,154,385


 See Notes to Financial Statements



NOTES TO FINANCIAL STATEMENTS



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - Emerging Markets Growth Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, interval investment company ("open-end interval fund"). As an open-end interval fund, the fund offers its shareholders the opportunity to purchase and redeem shares on a periodic basis. The fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of issuers in developing countries.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

     SECURITY VALUATION - Equity securities are valued at the official closing price of, or the last reported sale price on, the principal exchange or market on which such securities are traded, as of the close of business or, lacking any sales, at the last available bid price. Bonds and notes are valued at prices obtained from a pricing service. However, where the investment adviser deems it appropriate, they will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality, and type. Short-term securities with original maturities of one year or less maturing within 60 days are valued at amortized cost, which approximates market value. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from securities transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on bonds, notes, and short-term securities are amortized daily over the expected life of the security.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     NON-U.S. CURRENCY TRANSLATION - Assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities and other assets and liabilities are included with the net realized gain or loss and net change in unrealized appreciation or depreciation on investments.

     UNFUNDED CAPITAL COMMITMENTS - Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot readily be determined. Unfunded capital commitments are recorded at the amount that would be paid when and if capital calls are made.

     FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in exchange rates arising from its investments. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities' values underlying these instruments. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contact is closed or offset by another contract with the same broker for the same settlement date and currency.


2. NON-U.S. INVESTMENTS

INVESTMENT RISK - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records an estimated liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. As of December 31, 2003, accrued non-U.S. taxes on unrealized gains were $76,367,000, which were included in the payable for non-U.S. taxes.

The receivable for non-U.S. taxes includes $13,447,000 related to India capital gains taxes that are currently in dispute and under appeal. Additional amounts totaling $4,091,000 may be paid in the future involving the related issue. Based upon the advice of outside counsel, management believes that it is likely that this dispute will be resolved in favor of the fund. If this dispute is ultimately resolved unfavorably, it will not have a material adverse effect on the fund's financial position or results of operations.

CURRENCY GAINS AND LOSSES - Net realized currency losses on dividends, interest, withholding taxes reclaimable, forward contracts and other receivables and payables, on a book basis, were $60,035,000 for the six months ended December 31, 2003.


3. FEDERAL INCOME TAXATION

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

Distributions are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, capital losses related to sales of securities within 30 days of purchase, and unrealized appreciation or depreciation of certain investments in non-U.S. securities. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. The tax character of the distribution paid of $412,626,000 was ordinary income.

As of December 31, 2003, distributions in excess of net investment income and currency losses on a tax basis were $41,054,000.

As of December 31, 2003, the accumulated net capital losses were $3,819,987,000. Net capital loss carryforwards were $527,984,000, $240,316,000, $22,933,000,
$1,583,277,000 and  $1,873,586,000  expiring in 2007, 2008, 2009, 2010 and 2011, respectively. The capital loss carryforward will be used to offset any capital gains realized by the fund in the current year or in subsequent years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.


As of December 31, 2003, the cost of investment securities, excluding forward currency contracts, and cash denominated in non-U.S. currencies for federal income tax reporting purposes was $13,210,559,000. Net unrealized appreciation on investments, excluding forward currency contracts, aggregated $7,113,391,000, net of accumulated deferred taxes totaling $76,367,000 of which $7,739,162,000 related to appreciated securities and $625,771,000 related to depreciated securities.


4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY SERVICES FEE - The Investment Advisory and Service Agreement with Capital International, Inc. (CII) provides for monthly management service fees, accrued weekly. CII is wholly owned by Capital Group International, Inc., which is wholly owned by The Capital Group Companies, Inc. These fees are based on an annual rate of 0.90% on the first $400 million of the fund's net assets; 0.80% of such assets in excess of $400 million but not exceeding $1 billion; 0.70% of such assets in excess of $1 billion but not exceeding $2 billion; 0.65% of such assets in excess of $2 billion but not exceeding $4 billion; 0.625% of such assets in excess of $4 billion but not exceeding $6 billion; 0.60% of such assets in excess of $6 billion but not exceeding $8 billion; 0.58% of such assets in excess of $8 billion but not exceeding $11 billion; 0.56% of such assets in excess of $11 billion but not exceeding $15 billion; 0.54% of such assets in excess of $15 billion but not exceeding $20 billion; and 0.52% of such assets in excess of $20 billion.

TRANSFER AGENT FEE - The fund has an agreement with American Funds Service Company (AFS), the transfer agent for the fund. AFS is a wholly owned indirect subsidiary of The Capital Group Companies, Inc. Under this agreement, the fund compensates AFS for transfer agency services including shareholder recordkeeping, communications and transaction processing. Transfer agent fees were $1,000 for the six months ended December 31, 2003.

DEFERRED DIRECTORS' FEES - Since the adoption of the deferred compensation plan in 1998, Directors who are unaffiliated with CII may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or the American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' compensation in the accompanying financial statements includes the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts. Directors' compensation for the six months ended December 31, 2003 was $203,000, representing $119,000 in current fees (either paid in cash or deferred) and $84,000 in net increase in the value of deferred compensation amounts. As of December 31, 2003, the cumulative amount of these liabilities was $507,000. This amount is included with other fees and expenses.

AFFILIATED OFFICERS AND DIRECTORS - Officers and certain Directors of the fund are or may be considered to be affiliated with CII. No affiliated officers and Directors received any compensation directly from the fund.


5. RESTRICTED SECURITIES

The fund has invested in certain securities for which resale may be limited (for example, in the U.S., to qualified institutional buyers) or which are otherwise restricted. These securities are identified in the investment portfolio. As of December 31, 2003, the total value of restricted securities was $228,363,000, which represents 1.14% of the net assets of the fund.

6. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $3,672,880,000 and $4,678,720,000, respectively, during the six months ended December 31, 2003.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the six months ended December 31, 2003, the custodian fee of $7,760,000 is reported net of an $11,000 reduction.

7. TRANSACTIONS WITH AFFILIATES

If the fund owns more than 5% of the outstanding voting securities of an issuer, the fund's investment in that issuer represents an investment in an affiliate as defined in the Investment Company Act of 1940. In addition, New Asia East Investment Fund Ltd., New Europe East Investment Fund Ltd., and Capital International Global Emerging Markets Private Equity Fund, LP are considered affiliates since these issuers have the same investment adviser as the fund. A summary of the fund's transactions in the securities of affiliated issuers during the six months ended December 31, 2003 is as follows:


                                                               Beginning      Purchases/         Sales/            Ending
Issuer                                                          shares        additions        reductions          shares

AFFILIATED ISSUERS:
Advanced Semiconductor Engineering                           206,961,992     35,458,199         28,429,000       213,991,191
Anadolu Efes Biracilik ve Malt Sanayii                     3,837,732,296  4,797,165,370      1,173,561,000     7,461,336,666
BYD                                                           13,299,000              -                  -        13,299,000
Cummins India                                                 10,446,937              -                  -        10,446,937
Embotelladora Andina                                           6,830,323              -                  -         6,830,323
Harbin Brewery Group                                          28,832,000     32,161,000                  -        60,993,000
Housing Development Finance                                   20,930,306              -          1,337,000        19,593,306
Hyundai Development                                            4,443,274              -                  -         4,443,274
ICICI Bank                                                    29,308,965              -          4,940,100        24,368,865
Infosys Technologies                                           3,689,710        333,289            325,361         3,697,638
Ivanhoe Mines                                                 18,100,000              -            911,000        17,189,000
LG Engineering & Construction                                  2,289,280        299,790                  -         2,589,070
Migros Turk                                                4,665,319,198              -      1,577,736,000     3,087,583,198
Orbotech                                                       2,365,525              -            188,000         2,177,525
PT Hanjaya Mandala Sampoerna                                 256,401,300              -                  -       256,401,300
S P Setia Berhad                                                       -     34,837,100                  -        34,837,100
Samsung Fire & Marine Insurance                                2,473,491        307,820                  -         2,781,311
Taiwan Hon Chuan Enterprise                                    6,090,000      1,164,500                  -         7,254,500
Tele Norte Celular Participacoes                           9,099,917,203              -                  -     9,099,917,203
Tong Ren Tang Technologies                                     4,623,900        906,000                  -         5,529,900
Tong Yang Industry                                            20,678,000        620,340                  -        21,298,340
UMW Holdings                                                  14,464,678     11,363,118                  -        25,827,796
VIA Technologies                                                       -     75,934,150                  -        75,934,150

AFFILIATED PRIVATE EQUITY FUNDS/PRIVATE PLACEMENTS:
Baring Vostok Private Equity Fund                             13,087,057              -                  -        13,087,057
Capital International Global Emerging Markets
   Private Equity Fund                                            56,000              -                  -            56,000
Hidroneuquen                                                  28,022,311              -                  -        28,022,311
New Asia East Investment Fund                                  4,300,000              -                  -         4,300,000
New Europe East Investment Fund                                      436              -                  -               436
New GP Capital Partners                                           27,000              -                  -            27,000
Pan Asia Special Opportunities Fund                              600,000              -                  -           600,000
Seres Capital                                                         10              -                  -                10
South African Private Equity Fund III                             22,535              -                  -            22,535
Vietnam Enterprise Investments                                 4,392,828      4,120,000                  -         8,512,828

UNAFFILIATED ISSUERS (1):
AsiaInfo Holdings                                              3,133,450              -          2,196,910           936,540
Bank Zachodni WBK                                              2,326,206              -            323,121         2,003,085
China Oilfield Services                                      100,409,100              -         30,271,100        70,138,000
China.com                                                      5,500,600              -          2,537,000         2,963,600
LG Card                                                        6,113,084      1,618,300                  -         7,731,384
Philippine Long Distance Telephone                             9,697,150              -          6,905,870         2,791,280
PT Astra International                                       236,137,384              -         99,103,000       137,034,384
Yapi ve Kredi Bankasi                                     49,373,134,320              -     23,088,582,000    26,284,552,320
Yapi Kredi Koray                                           1,210,400,000              -      1,210,400,000                 -



                                                                                  Market value of
                                                             Dividend            of affiliates at
                                                              income               12/31/03
                                                               (000)                 (000)

AFFILIATED ISSUERS:
Advanced Semiconductor Engineering                               -                $ 220,239
Anadolu Efes Biracilik ve Malt Sanayii                           -                   94,198
BYD                                                              -                   35,036
Cummins India                                               $  459                   29,307
Embotelladora Andina                                           481                   73,200
Harbin Brewery Group                                           110                   24,554
Housing Development Finance                                  4,966                  278,294
Hyundai Development                                          1,546                   46,074
ICICI Bank                                                   7,412                  277,755
Infosys Technologies                                         1,205                  452,723
Ivanhoe Mines                                                    -                  136,673
LG Engineering & Construction                                1,802                   38,803
Migros Turk                                                      -                   44,266
Orbotech                                                         -                   52,086
PT Hanjaya Mandala Sampoerna                                 3,674                  136,432
S P Setia Berhad                                                63                   32,087
Samsung Fire & Marine Insurance                                  -                  159,966
Taiwan Hon Chuan Enterprise                                    209                    8,619
Tele Norte Celular Participacoes                                 -                    7,909
Tong Ren Tang Technologies                                       -                    9,724
Tong Yang Industry                                             457                   31,718
UMW Holdings                                                   891                   41,121
VIA Technologies                                               786                   98,529

AFFILIATED PRIVATE EQUITY FUNDS/PRIVATE PLACEMENTS:
Baring Vostok Private Equity Fund                                -                   13,392
Capital International Global Emerging Markets
   Private Equity Fund                                          84                   37,644
Hidroneuquen                                                     -                      890
New Asia East Investment Fund                                    -                   10,093
New Europe East Investment Fund                                  -                   21,386
New GP Capital Partners                                          -                    3,444
Pan Asia Special Opportunities Fund                              -                    5,375
Seres Capital                                                  122                      112
South African Private Equity Fund III                            -                   12,088
Vietnam Enterprise Investments                                   -                    9,078

UNAFFILIATED ISSUERS (1):
AsiaInfo Holdings                                                -                        -
Bank Zachodni WBK                                                -                        -
China Oilfield Services                                        133                        -
China.com                                                        -                        -
LG Card                                                          -                        -
Philippine Long Distance Telephone                              89                        -
PT Astra International                                         691                        -
Yapi ve Kredi Bankasi                                            -                        -
Yapi Kredi Koray                                                 -                        -
                                                           $25,180               $2,442,815

(1)  Affiliated during the period but no longer affiliated at December 31, 2003





FINANCIAL HIGHLIGHTS

                                        SIX MONTHS ENDED                      YEAR ENDED JUNE 30
                                          DECEMBER 31,
                                          2003 (1) (2)          2003         2002          2001          2000      1999

Net asset value, beginning of
 period                                       $47.41          $44.80       $48.21        $68.69        $55.53    $46.05

 INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income                          .50             .92          .35           .68           .58      1.48
  Net realized and unrealized
   gain (loss) on investments                  14.44            2.21        (3.07)       (20.80)        13.56      8.00

   Total income(loss) from
    investment operations                      14.94            3.13        (2.72)       (20.12)        14.14      9.48


 LESS DISTRIBUTIONS:
   Dividends from
   net investment income                       (1.26)           (.52)        (.69)         (.36)         (.98)      ___

Net asset value, end of period                $61.09          $47.41       $44.80        $48.21        $68.69    $55.53

Total return                                   31.64% (3)       7.14%        (5.64)%      (29.31)%      25.63%    20.59%

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
  (in millions)                              $19,945         $16,154      $16,258       $17,634       $22,639   $18,147
 Ratio of expenses to average
  net assets                                  .70% (4)          .70%         .70%          .68%          .71%      .73%
 Ratio of net income to average
  net assets                                 1.81% (4)         2.14%        1.27%         1.25%         1.11%     3.03%
 Portfolio turnover rate                    20.55% (3)        33.70%       26.22%        26.10%        35.86%    33.71%


(1)  Unaudited.
(2) Starting with the six months period ended December 31, 2003, the per-share data is based on average shares outstanding.
(3)  Based  on   operations   for  the  period  shown  and,   accordingly,   not
     representative of a full year's operations.
(4)  Annualized.

Emerging Markets Growth Fund
Investment portfolio, June 30, 2003




                                                  Equity securities
Sector Diversification                  Common stocks   Preferred stocks   Convertible bonds   Bonds      Percent of net assets
Telecommunication services                   16.35%            1.96%          .09%             .02%              18.42%
Information technology                        18.08               -              -               -               18.08
Financials                                    13.52            2.09              -             .02               15.63
Consumer staples                              10.50            1.38              -             .06               11.94
Energy                                         9.61             .89              -             .06               10.56
Materials                                      7.22            1.22              -             .02                8.46
Consumer discretionary                         5.33             .05              -             .02                5.40
Industrials                                    2.04             .20              -               -                2.24
Utilities                                      1.69             .02              -               -                1.71
Health care                                    1.08               -              -               -                1.08
Other                                           .73               -              -            2.36                3.09
                                              86.15%           7.81%          .09%            2.56%              96.61%

Short-term securities                                                                                             3.57
Excess of payables over cash and receivables                                                                      (.18)
  (including foreign currency contracts)

Net assets                                                                                                      100.00%





                                                                                      Number of shares           Market     Percent
Equity securities                                                                  or principal amount            value      of net
(Common and preferred stocks and convertible bonds)                                                               (000)      assets

Argentina  -  0.44%
BI SA (acquired 10/21/93, cost: $4,567,000) (1) (2)                                        4,952,158            $ 1,737      .01 %
Grupo Financiero Galicia SA, Class B (2)                                                           5                  -        -
Hidroneuquen SA (acquired 11/11/93, cost : $29,183,000) (1) (2) (3)                       28,022,311              3,713      .02
Nortel Inversora SA, Class A, preferred (ADR)                                                513,584                257      .00
  (acquired 11/24/92, cost: $3,218,000) (1) (2)
Quilmes Industrial SA, Class B (ADR) (2)                                                   2,676,600             34,207      .21
Telecom Argentina STET-France Telecom SA, Class B (ADR) (2)                                4,840,046             31,460      .20
                                                                                                                 71,374      .44

Brazil  -  10.81%
Aracruz Celulos SA, Class B, preferred nominative (ADR)                                    2,101,000             44,247      .27
Banco Itau Holding Financeira SA, preferred nominative (formerly Banco Itau SA)        2,295,088,300            152,835
Banco Itau Holding Financeira SA, preferred nominative (ADR)                                 240,000              8,136     1.00
Brasil Telecom Participacoes SA, ordinary nominative                                     435,079,900              2,415
Brasil Telecom Participacoes SA, preferred nominative                                  1,245,787,000              9,231
Brasil Telecom Participacoes SA, preferred nominative (ADR)                                  743,200             27,833      .24
Cia. de Bebidas das Americas - AmBev, ordinary nominative                                 20,067,000              3,507
Cia. de Bebidas das Americas - AmBev, preferred nominative (ADR)                           8,341,360            169,747     1.07
Cia. Energetica de Minas Gerais - CEMIG, preferred nominative (ADR)                          385,504              3,558      .02
Cia. Vale do Rio Doce, ordinary nominative                                                   728,000             21,374
Cia. Vale do Rio Doce, ordinary nominative (ADR)                                           3,261,600             96,739
Cia. Vale do Rio Doce, Class A, preferred nominative                                         233,600              6,393
Cia. Vale do Rio Doce, Class A, preferred nominative (ADR)                                 5,299,652            147,065     1.68
EMBRAER - Empresa Brasileira de Aeronautica SA, preferred nominative (ADR)                 1,684,999             32,184      .20
Itausa - Investimentos Itau SA, preferred nominative                                     225,625,106            177,440     1.10
New GP Capital Partners, LP, Class B                                                          27,000              3,479      .02
  (acquired 1/28/94, cost: $16,129,000) (1) (2) (3)
Petroleo Brasileiro SA - Petrobras, ordinary nominative (formed by the                     1,495,310             29,060
  merger of Petroleo Brasileiro SA- Petrobras and Petrobras Distribuidora SA)
Petroleo Brasileiro SA - Petrobras, ordinary nominative (ADR)                              6,421,000            126,879
Petroleo Brasileiro SA - Petrobras, preferred nominative                                   1,262,056             22,453
Petroleo Brasileiro SA - Petrobras, preferred nominative (ADR)                             6,761,780            120,089     1.85
Tele Celular Sul Participacoes SA, ordinary nominative                                 4,388,760,565              3,221
Tele Celular Sul Participacoes SA, preferred nominative (ADR)                              2,289,000             19,067      .14
Tele Centro Oeste Celular Participacoes SA, ordinary nominative                        3,144,499,000             16,146
Tele Centro Oeste Celular Participacoes SA, preferred nominative (ADR)                     3,894,905             22,513      .24
Telecomunicaciones de Sao Paulo SA, ordinary nominative                                   94,300,000                784
Telecomunicaciones de Sao Paulo SA, preferred nominative                               1,744,922,000             20,127      .13
Telecomunicacoes Brasileiras SA, preferred nominative (ADR)                                  677,000             18,651      .12
Tele Leste Celular Participacoes SA, ordinary nominative                               3,849,076,542                646
Tele Leste Celular Participacoes SA, preferred nominative (ADR)                              583,543              4,505      .03
Telemig Celular Participacoes SA, ordinary nominative                                  1,489,281,349              2,342
Telemig Celular Participacoes SA, preferred nominative (ADR)                                 999,258             21,004      .14
Telemig Celular SA, Class G, preferred nominative                                        385,295,000              4,714      .03
Tele Nordeste Celular Participacoes SA, ordinary nominative                            3,036,599,336              2,494
Tele Nordeste Celular Participacoes SA, preferred nominative (ADR)                         1,300,174             20,998      .15
Tele Norte Celular Participacoes SA, ordinary nominative (2) (3)                       9,099,521,561              1,845
Tele Norte Celular Participacoes SA, preferred nominative (ADR) (2) (3)                      395,642              2,572      .03
Tele Norte Leste Participacoes SA, ordinary nominative                                 1,097,215,283              9,243
Tele Norte Leste Participacoes SA, preferred nominative                                7,067,275,677             81,764
Tele Norte Leste Participacoes SA, preferred nominative (ADR)                              4,571,700             53,397      .89
Telesp Celular Participacoes SA, preferred nominative (ADR) (2)                            8,843,200             34,489      .21
Unibanco-Uniao de Bancos Brasileiros SA, units                                         1,302,252,000             44,152
Unibanco-Uniao de Bancos Brasileiros SA, units (GDS)                                       7,511,650            128,900     1.07
Usinas Siderurgicas de Minas Gerais SA, Class A, preferred nominative (2)                  6,273,498             28,835      .18
                                                                                                              1,747,073    10.81

Canada  -  0.28%
Crew Development Corp. (2)                                                                 2,925,000                756      .00
Ivanhoe Mines Ltd. (2) (3)                                                                18,100,000             44,658      .28
                                                                                                                 45,414      .28

Chile  -  1.49%
Banco Santander - Chile  (ADR)                                                             2,836,515             57,893      .36
Cia. de Petroleos de Chile (COPEC)                                                         2,930,100             15,037      .09
Cia. de Telecomunicaciones de Chile SA (ADR) (2)                                           8,799,035            103,829      .64
Embotelladora Andina SA, Class A, preferred nominative (ADR) (3)                           3,610,050             28,339
Embotelladora Andina SA, Class B, preferred nominative (ADR) (3)                           3,220,273             24,764      .33
Empresas CMPC SA                                                                             949,459             10,477      .07
                                                                                                                240,339     1.49

China  -  2.57%
BYD Co. Ltd. (Hong Kong) (3)                                                              13,299,000             29,930      .19
China International Marine Containers (Group) Co. Ltd., Class B  (2)                       6,205,545              7,090      .04
China Mobile (Hong Kong) Ltd.                                                             30,058,800             70,925
China Mobile (Hong Kong) Ltd. (ADR)                                                          364,600              4,291
China Mobile (Hong Kong) Ltd. 2.25% convertible notes November 3, 2005                   $12,000,000             12,030      .54
China National Aviation Co. Ltd. (Hong Kong)                                              21,344,000              3,066      .02
China Oilfield Services Ltd. (Hong Kong) (3)                                             100,409,100             22,533      .14
China Petroleum & Chemical Corp. (Hong Kong)                                              29,544,000              7,085      .04
China Southern Airlines Co. Ltd. (Hong Kong) (2)                                          10,470,200              2,752      .02
China Telecom Corp. Ltd. (Hong Kong)                                                     228,843,000             52,529      .32
China Unicom Ltd. (Hong Kong)                                                            109,535,744             74,446      .46
Digital China Holdings Ltd. (Hong Kong)                                                   16,090,900              4,230      .03
Jiangsu Expressway Co. Ltd. (Hong Kong)                                                   11,664,000              4,412      .03
Legend Holdings Ltd. (Hong Kong)                                                         168,027,400             56,023      .35
PetroChina Co. Ltd. (Hong Kong)                                                          109,514,100             33,003      .20
Sinopec Beijing Yanhua Petrochemical Co. Ltd. (Hong Kong) (2)                             24,160,900              3,315      .02
Tong Ren Tang Technologies Co. Ltd. (Hong Kong) (3)                                        4,623,900              7,234      .04
Yanzhou Coal Mining Co. Ltd. (Hong Kong)                                                  25,870,000             12,026      .07
Zhejiang Expressway Co. Ltd. (Hong Kong)                                                  21,610,000              8,937      .06
                                                                                                                415,857     2.57

Colombia  -  0.21%
Bancolombia SA (ADR)                                                                       6,772,175             33,455      .21

Czech Republic  -  0.27%
CESKE RADIOKOMUNIKACE, AS (2)                                                                 58,700                493
CESKE RADIOKOMUNIKACE, AS (GDR) (2)                                                          335,520              2,785      .02
CESKY TELECOM, AS                                                                          3,904,850             40,163      .25
                                                                                                                 43,441      .27

Egypt  -  0.21%
Egyptian Company for Mobile Services S.A.E.                                                3,870,000             34,372      .21

Hong Kong  -  1.18%
ASM Pacific Technology Ltd.                                                                9,966,500             29,140      .18
China Merchants Holdings (International) Co. Ltd.                                         22,987,000             20,487      .13
China.com Corp., Class A (2) (3)                                                           5,500,600             46,205      .28
Clear Media Ltd. (2)                                                                      22,774,000             12,558      .08
Global Bio-chem Technology Group Co. Ltd.                                                 73,320,000             23,741      .15
Shangri-La Asia Ltd.                                                                         281,000                178      .00
Texwinca Holdings Ltd.                                                                    32,390,700             25,753      .16
Yue Yuen Industrial (Holdings) Ltd.                                                       12,539,500             32,080      .20
                                                                                                                190,142     1.18

Hungary  -  1.46%
Magyar Tavkozlesi Rt.                                                                     29,895,416            102,384
Magyar Tavkozlesi Rt. (ADR)                                                                1,723,300             29,641      .81
MOL Magyar Olaj- es Gazipari Rt., Class A                                                  1,269,094             27,733
MOL Magyar Olaj- es Gazipari Rt., Class A (GDR)                                              630,400             13,869      .26
National Savings and Commercial Bank Ltd. (2)                                              6,499,990             62,881      .39
                                                                                                                236,508     1.46

India  -  10.47%
Bajaj Auto Ltd.                                                                            1,220,295             15,085      .09
Bharat Heavy Electricals Ltd.                                                              2,383,959             13,866      .09
Bharat Petroleum Corp. Ltd.                                                                3,312,600             20,311      .13
Bharti Tele-Ventures Ltd. (2)                                                             12,853,208             10,827      .07
Cipla Ltd.                                                                                    35,063                572      .00
Cummins India Ltd. (3)                                                                    10,446,937             15,368      .09
Dr. Reddy's Laboratories Ltd.                                                              1,920,450             45,298
Dr. Reddy's Laboratories Ltd. (ADR)                                                          120,707              2,814      .30
GlaxoSmithKline Consumer Healthcare Ltd.                                                   1,262,700              7,211      .04
Grasim Industries Ltd.                                                                            39                  -        -
HCL Technologies Ltd.                                                                        186,600                622      .00
HDFC Bank Ltd.                                                                             7,072,752             39,368
HDFC Bank Ltd. (ADR)                                                                         829,600             15,555      .34
Hindustan Lever Ltd.                                                                      86,663,557            332,559     2.06
Housing Development Finance Corp. Ltd. (3)                                                20,930,306            184,495     1.14
ICICI Bank Ltd. (2) (3)                                                                   13,193,690             42,732
ICICI Bank Ltd. (ADR) (2) (3)                                                             16,115,275            117,158      .99
Infosys Technologies Ltd. (3)                                                              3,689,710            260,572     1.61
Ranbaxy Laboratories Ltd.                                                                  1,541,571             26,135      .16
Reliance Industries Ltd.                                                                  53,810,501            377,115
Reliance Industries Ltd. (GDR)                                                             1,022,900             14,884     2.43
SET India Ltd. (acquired 5/15/00, cost: $34,131,000) (1) (2)                                 106,250              2,553      .02
SET Satellite (Singapore) Pte. Ltd.                                                        2,847,112              5,683      .03
  (acquired 5/15/00, cost: $73,162,000) (1) (2)
State Bank of India                                                                        6,958,700             57,706
State Bank of India (GDR)                                                                  1,415,900             28,998      .54
Sun Pharmaceutical Industries Ltd.                                                         1,480,000             11,181      .07
Wipro Ltd.                                                                                 1,541,183             31,508
Wipro Ltd. (ADR)                                                                             229,555              5,291      .23
Zee Telefilms Ltd.                                                                         3,407,727              6,483      .04
                                                                                                              1,691,950    10.47

Indonesia  -  3.04%
PT Astra International Tbk (2) (3)                                                       236,137,384            102,388      .63
PT Hanjaya Mandala Sampoerna Tbk (3)                                                     256,401,300            129,056      .80
PT Indofood Sukses Makmur Tbk                                                            124,456,900             12,830      .08
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B                  441,760,860            247,804     1.53
                                                                                                                492,078     3.04

Israel  -  0.27%
Metalink Ltd. (2)                                                                            444,800              2,366      .02
Nova Measuring Instruments Ltd. (2)                                                          586,000              2,028      .01
Orbotech Ltd. (2) (3)                                                                      2,365,525             39,339      .24
                                                                                                                 43,733      .27

Kazakhstan  -  0.01%
OJSC Kazkommertsbank (ADR) (acquired 9/10/97, cost: $1,466,000) (1) (2)                       72,877              1,255      .01

Malaysia  -  2.36%
British American Tobacco (Malaysia) Bhd.                                                   2,186,600             22,441      .14
Hong Leong Bank Bhd.                                                                      24,190,000             29,410      .18
IJM Corp. Bhd.                                                                            16,512,714             20,858      .13
IJM Plantations Bhd. (2)                                                                   6,605,085                608      .00
IOI Corp. Bhd.                                                                            23,752,600             35,629      .22
Malayan Banking Bhd.                                                                      32,999,450             74,683      .46
Malaysian Pacific Industries Bhd.                                                            473,800              1,795      .01
Maxis Communications Bhd.                                                                 61,359,500             92,040      .57
Nestle (Malaysia) Sdn. Bhd.                                                                1,398,000              7,542      .05
Road Builder (M) Holdings Bhd.                                                            23,013,000             21,317      .13
Star Publications (Malaysia) Bhd.                                                          6,507,800             10,618      .07
Tanjong PLC                                                                               13,061,800             34,373      .21
UMW Holdings Bhd. (3)                                                                     14,464,678             30,262      .19
                                                                                                                381,576     2.36

Mexico  -  13.91%
America Movil SA de CV, Class A                                                           18,275,000             17,024
America Movil SA de CV, Class L                                                           27,412,500             25,667
America Movil SA de CV, Class L (ADR)                                                     26,980,200            505,879     3.40
America Telecom SA de CV, Series A1 (2)                                                   13,852,700             12,918      .08
Apasco, SA de CV                                                                           9,995,845             77,051      .48
Cemex, SA de CV, ordinary participation certificates, units                                6,745,100             30,034
Cemex, SA de CV, ordinary participation certificates, units (ADR)                          1,143,595             25,491      .34
Coca-Cola FEMSA, SA de CV, Class L (ADR) (2) (formed by the merger                           485,700             10,443      .06
  of Coca-Cola FEMSA, SA de CV and Panamerican Beverages, Inc.)
Consorcio International Hospital, SA de CV, convertible preferred, units                      23,970                  -        -
  (acquired 9/25/97, cost: $4,827,000) (1) (2)
Controladora Comercial Mexicana, SA de CV, units                                          15,925,400             10,625      .07
Fomento Economico Mexicano, SA de CV (ADR)                                                 6,727,280            277,164
Fomento Economico Mexicano, SA de CV, units                                                5,314,800             21,818     1.85
Grupo Industrial Bimbo, SA de CV, Class A                                                 20,783,375             34,715      .22
Grupo Televisa, SA, ordinary participation certificates                                    2,950,000              5,077
Grupo Televisa, SA, ordinary participation certificates (ADR)                              7,082,932            244,361     1.54
Industrias Penoles, SA de CV                                                                 458,300                734      .00
Kimberly-Clark de Mexico, SA de CV, Class A,                                              53,563,100            142,893      .88
  (ordinary participation certificates)
Organizacion Soriana, SA de CV, Class B (2)                                                5,855,900             12,185      .08
Telefonos de Mexico, SA de CV, Class A                                                    12,740,000             20,040
Telefonos de Mexico, SA de CV, Class L                                                    26,762,500             41,994
Telefonos de Mexico, SA de CV, Class L (ADR)                                              10,919,590            343,094     2.51
Wal-Mart de Mexico, SA de CV, Series C                                                    34,268,633             91,911
Wal-Mart de Mexico, SA de CV, Series V                                                    92,054,391            271,146
Wal-Mart de Mexico, SA de CV, Series V (ADR)                                                 847,132             24,973     2.40
                                                                                                              2,247,237    13.91

Morocco  -  0.06%
Holcim (Maroc) SA, Class A                                                                    46,585              4,510      .03
Societe des Brasseries du Maroc                                                               41,832              4,484      .03
                                                                                                                  8,994      .06

Nigeria  -  0.02%
United Bank for Africa (GDR)                                                                 361,250              3,167      .02

Peru  -  0.40%
Cia. de Minas Buenaventura SA                                                                456,485              6,790
Cia. de Minas Buenaventura SA (ADR)                                                          704,467             21,197      .17
Credicorp Ltd.                                                                             3,653,262             36,167      .23
Sociedad Minera El Brocal SA (2)                                                               4,565                  5      .00
                                                                                                                 64,159      .40

Philippines  -  1.22%
ABS-CBN Holdings Corp. (Philippine Deposit Receipts) (2)                                  32,413,700             11,067      .07
Ayala Corp.                                                                               67,315,250              5,793      .03
Ayala Land, Inc.                                                                          97,485,230             10,943      .07
Bank of the Philippine Islands                                                             6,123,900              5,270      .03
Bayan Telecommunications Holdings Corp., Class A                                             724,790                  -
  (acquired 2/12/98, cost: $1,850,000) (1) (2)
Bayan Telecommunications Holdings Corp., Class B                                             241,431                  -        -
  (acquired 2/12/98, cost: $616,000) (1) (2)
GLOBE TELECOM, Inc.                                                                        2,815,495             31,869      .20
International Container Terminal Services, Inc. (2)                                       19,533,588              1,023      .01
Philippine Long Distance Telephone Co. (2) (3)                                             4,615,390             48,788
Philippine Long Distance Telephone Co. (ADR) (2) (3)                                       5,031,096             54,185
Philippine Long Distance Telephone Co., convertible preferred shares,                         50,664              1,913      .65
  Series III (GDS) (3)
SM Prime Holdings, Inc.                                                                  221,189,500             24,416      .15
Universal Robina Corp.                                                                    22,440,000              2,267      .01
                                                                                                                197,534     1.22

Poland  -  1.16%
Bank Polska Kasa Opieki SA                                                                 1,714,095             44,464      .27
Bank Przemyslowo-Handlowy SA                                                                 454,499             31,750
Bank Przemyslowo-Handlowy SA (GDR)                                                               420                 15      .20
Bank Rozwoju Eksportu SA                                                                      41,505                815      .00
Bank Zachodni WBK SA (3)                                                                   2,326,206             40,088      .25
ING Bank Slaski SA                                                                           324,845             27,615      .17
Polski Koncern Naftowy ORLEN SA (GDR)                                                        770,700              7,491      .05
Telekomunikacja Polska SA                                                                  9,900,434             34,836      .22
                                                                                                                187,074     1.16

Republic of Croatia  -  0.36%
PLIVA DD (GDR)                                                                             4,188,714             58,014      .36

Russian Federation  -  4.87%
Baring Vostok Private Equity Fund                                                         13,087,057             12,207      .08
  (acquired 12/15/00, cost: $13,087,000) (1) (2) (3) (4)
Lenenergo                                                                                 21,600,000              9,828      .06
LUKoil Holding (ADR)                                                                       6,158,159            487,110     3.01
New Century Capital Partners, LP (acquired 12/7/95,                                        5,250,000              2,660      .02
  cost: $5,486,000) (1) (2) (3) (4)
OAO Moscow City Telephone Network                                                          3,007,500             21,654      .13
OJSC MMC "Norilsk Nickel" (ADR)                                                            3,744,470            130,308      .81
RAO Gazprom (ADR)                                                                          1,007,104             18,934
RAO Gazprom (ADR) (acquired 10/21/96, cost: $5,646,000) (1)                                  363,900              6,841      .16
Surgutneftegas (ADR)                                                                       1,109,500             23,022      .14
Unified Energy System of Russia                                                           85,362,300             22,834
Unified Energy System of Russia (ADR)                                                         18,600                498
Unified Energy System of Russia (GDR)                                                        469,900             12,438      .22
Wimm-Bill-Dann Foods (ADR) (2)                                                             1,285,900             26,104      .16
YUKOS Oil Co. ( ADR)                                                                         231,375             12,876      .08
                                                                                                                787,314     4.87

South Africa  -  5.23%
Anglo American Platinum Corp. Ltd.                                                           375,100             11,883      .07
Dimension Data Holdings PLC (2)                                                            7,853,310              2,822      .02
Gencor Ltd.                                                                                2,480,600                 37      .00
Gold Fields Ltd.                                                                           1,647,509             19,768      .12
Harmony Gold Mining Co. Ltd.                                                               2,851,400             37,623
Harmony Gold Mining Co. Ltd. (ADR)                                                            15,400                207      .24
Impala Platinum Holdings Ltd.                                                              1,889,882            112,910      .70
MTN Group Ltd. (2)                                                                         8,024,423             17,500      .11
Nedcor Ltd.                                                                               10,750,053            128,884      .80
Sappi Ltd.                                                                                 5,331,445             64,491      .40
Sasol Ltd.                                                                                24,662,393            276,024     1.71
South Africa Capital Growth Fund, LP, Class A                                                  2,180                982
  (acquired 8/25/95, cost: $1,345,000) (1) (2)
South Africa Capital Growth Fund, LP, Class D                                                 13,650              6,151      .04
  (acquired 8/25/95, cost: $8,216,000) (1) (2)
South African Private Equity Fund III, LP                                                     22,535             13,785      .09
  (acquired 9/23/98, cost: $19,301,000) (1) (3) (4)
South African Private Equity Fund III, Ltd.                                                    7,798              7,015      .04
  (acquired 10/6/00, cost: $7,556,000) (1) (4)
Standard Bank Group Ltd.                                                                  16,319,500             71,704      .44
Telkom SA Ltd. (2)                                                                        14,016,800             72,759      .45
                                                                                                                844,545     5.23

South Korea  -  18.62%
Cheil Communications Inc.                                                                    171,750             16,916      .10
Daewoo Shipbuilding & Marine Engineering Co., Ltd. (2)                                     2,279,300             19,297
Daewoo Shipbuilding & Marine Engineering Co., Ltd. (GDR) (2)                               1,148,490             19,065      .24
ENTERPRISEnetworks Inc. (acquired 5/18/00, cost: $21,675,000) (1) (2)                        321,716                558      .00
Hyundai Development Co. (3)                                                                4,443,274             29,647      .18
Hyundai Marine & Fire Insurance Co., Ltd.                                                    363,070              9,678      .06
Hyundai Motor Co.                                                                          1,542,264             40,851
Hyundai Motor Co. (GDR)                                                                    2,461,314             32,859
Hyundai Motor Co., nonvoting preferred (GDR)                                               1,228,683              7,604      .50
Kookmin Bank                                                                               7,330,440            221,204
Kookmin Bank (ADR)                                                                           601,754             18,203     1.48
Kookmin Credit Card Co., Ltd. (2)                                                          1,756,693             23,928      .15
KorAm Bank                                                                                 2,316,200             15,590      .10
Korea Electric Power Corp.                                                                 9,221,260            146,087      .90
Korea Gas Corp.                                                                            2,574,470             61,502      .38
KT Corp. (ADR)                                                                             7,431,618            146,477      .91
KT Freetel Co., Ltd. (2)                                                                   2,862,570             59,867      .37
Kumgang Korea Chemical Co., Ltd.                                                             519,991             48,381      .30
LG Card Co., Ltd. (3)                                                                      6,113,084             89,416      .55
LG Electronics Inc.                                                                        3,261,500            136,146      .84
LG Engineering & Construction Co., Ltd.                                                    2,289,280             39,626      .25
LG Petrochemical Co., Ltd.                                                                 1,025,300             18,177      .11
POSCO                                                                                        648,115             67,365      .42
Samsung Electro-Mechanics Co., Ltd.                                                          123,340              4,058      .03
Samsung Electronics Co., Ltd.                                                              2,608,759            776,286
Samsung Electronics Co., Ltd. (GDS)                                                        3,150,994            468,711
Samsung Electronics Co., Ltd., nonvoting preferred (GDS)                                       1,380                 99     7.71
Samsung Fire & Marine Insurance Co., Ltd.                                                  2,473,491            120,461      .75
Samsung SDI Co., Ltd.                                                                      1,781,536            135,146
Samsung SDI Co., Ltd. (GDR)                                                                1,575,200             29,850     1.02
Samsung Securities Co., Ltd.                                                               1,635,400             39,686      .25
Shinhan Financial Group Co., Ltd.                                                         11,037,200            115,183
Shinhan Financial Group Co., Ltd. (GDR)                                                      190,950              3,953      .74
SK Telecom Co., Ltd.                                                                         156,460             26,754
SK Telecom Co., Ltd. (ADR)                                                                 1,020,990             19,256      .28
                                                                                                              3,007,887    18.62

Taiwan  -  6.66%
Accton Technology Corp.                                                                    3,974,615              3,052      .02
Advanced Semiconductor Engineering, Inc. (2) (3)                                         206,961,992            123,542      .77
Ambit Microsystems Corp.                                                                   6,896,000             21,381      .13
Asia Corporate Partners Fund, Class B                                                         39,360              6,793      .04
  (acquired 3/12/96, cost: $10,758,000) (1) (2) (3)
ASUSTeK Computer Inc.                                                                     50,209,000            127,305
ASUSTeK Computer Inc. (GDR)                                                                  979,428              2,449      .80
Benq Corp.                                                                                 6,688,306              7,617      .05
Compal Electronics, Inc.                                                                  25,183,661             33,860
Compal Electronics, Inc. (GDS)                                                               112,800                756      .21
Compeq Manufacturing Co., Ltd. (2)                                                        23,490,350              9,462      .06
Delta Electronics, Inc.                                                                   25,442,655             30,301      .19
High Tech Computer Corp.                                                                   2,062,200              7,260      .05
Hon Hai Precision Industry Co., Ltd.                                                      39,135,220            142,320
Hon Hai Precision Industry Co., Ltd. (GDR)                                                 2,967,406             22,403     1.02
Largan Precision Co., Ltd.                                                                   650,000              3,918      .02
President Chain Store Corp.                                                               35,225,915             47,465      .29
Quanta Computer Inc.                                                                       6,649,450             13,777      .09
Realtek Semiconductor Corp.                                                               10,638,000             21,732      .13
Seres Capital (Cayman) (acquired 3/12/96, cost: $12,000) (1) (3)                                   2                 33
Seres Capital (Cayman), nonvoting                                                                  8                168      .00
  (acquired 3/12/96, cost: $63,000) (1) (3)
Siliconware Precision Industries Co., Ltd. (2)                                            17,932,000             11,432
Siliconware Precision Industries Co., Ltd. (ADR) (2)                                         221,700                709      .08
Taiwan Hon Chuan Enterprise Co., Ltd. (3)                                                  6,090,000              8,541      .05
Taiwan Semiconductor Manufacturing Co., Ltd. (2)                                         221,580,865            365,984     2.27
Test-Rite International Co., Ltd.                                                         13,869,900              8,922      .06
Tong Yang Industry Co., Ltd. (3)                                                          20,678,000             26,065      .16
United Microelectronics Corp. (2)                                                         26,159,552             16,904      .10
Yageo Corp. (2)                                                                           19,830,240              5,344
Yageo Corp. (GDR) (2)                                                                      4,941,148              6,473      .07
                                                                                                              1,075,968     6.66

Thailand  -  1.93%
Advanced Info Service PCL                                                                 77,382,600            112,202      .69
BEC World PCL                                                                              3,260,900             18,603      .12
Charoen Pokphand Feedmill PCL                                                             62,505,800              7,221      .04
Dusit Thani PCL                                                                            1,083,366              1,082      .01
Electricity Generating Public Co. Ltd.                                                     6,108,747              8,204
Electricity Generating Public Co. Ltd., nonvoting                                          6,294,100              8,303      .10
  depositary receipts
PTT Exploration and Production PCL                                                        12,345,400             47,245      .29
Siam Cement Co. Ltd.                                                                       4,764,500             19,026
Siam Cement Co. Ltd., nonvoting depositary receipts                                       14,967,700             53,367      .45
Siam City Cement PCL                                                                       7,151,724             36,379      .23
                                                                                                                311,632     1.93

Turkey  -  1.98%
Aktas Elektrik Ticaret AS (2)                                                              4,273,718                  -        -
Anadolu Efes Biracilik ve Malt Sanayii AS (3)                                          3,837,732,296             76,565      .47
Eregli Demir ve Celik Fabrikalari TAS (2)                                                407,040,241              5,548      .04
Migros Turk TAS (3)                                                                    4,665,319,198             46,456      .29
Turkcell Iletisim Hizmetleri AS (2)                                                    4,845,244,260             32,507      .20
Turkiye Garanti Bankasi AS (2)                                                        14,304,053,586             19,395      .12
Turkiye Is Bankasi AS, Class C (2)                                                    22,080,335,925             70,171      .44
Turkiye Sise ve Cam Fabrikalari AS (2)                                                12,023,977,227             14,520      .09
Yapi ve Kredi Bankasi AS (2) (3)                                                      49,373,134,320             53,697      .33
Yapi Kredi Koray, Class B (2) (3)                                                      1,210,400,000                564      .00
                                                                                                                319,423     1.98

Ukraine  -  0.01%
JKX Oil & Gas PLC                                                                          2,725,995              1,182      .01

United Kingdom  -  1.18%
Anglo American PLC                                                                         7,103,413            110,255      .68
Antofagasta PLC                                                                            5,205,730             52,899      .33
Oxus Gold PLC (formerly Oxus Mining PLC) (2)                                               7,720,000              3,026      .02
Xstrata PLC                                                                                3,790,750             25,210      .15
                                                                                                                191,390     1.18

United States of America  -  0.16%
AsiaInfo Holdings, Inc. (2) (3)                                                            3,133,450             25,694      .16

Venezuela  -  0.17%
Cia. Anonima Nacional Telefonos de Venezuela                                               2,174,589             27,161      .17
  (CANTV), Class D (ADR)

Vietnam  -  0.03%
Vietnam Enterprise Investments Ltd., Class C                                               4,392,828              4,085      .03
  (acquired 9/20/01, cost: $4,230,000) (1) (2) (3)

Multinational  -  0.44%
Capital International Global Emerging Markets Private Equity Fund, LP                         56,000             41,549      .26
   (acquired 6/30/99, cost: $43,621,000) (1) (3) (4)
New Asia East Investment Fund Ltd., Class A                                                  293,600                726
  (acquired 5/23/96, cost: $1,081,000) (1) (2) (3) (4)
New Asia East Investment Fund Ltd., Class B                                                4,006,400              9,901      .07
  (acquired 5/23/96, cost: $14,757,000) (1) (2) (3) (4)
New Europe East Investment Fund Ltd., Class B                                                    436             13,469      .08
  (acquired 6/4/93, cost: $22,790,000) (1) (3)
Pan Asia Special Opportunities Fund (Cayman)                                                 600,000              5,403      .03
  (acquired 10/18/00, cost: $5,914,000) (1) (2) (3) (4)
                                                                                                                 71,048      .44

Miscellaneous  -  0.57%
Equity securities in initial period of acquisition                                                               91,193      .57


Total equity securities  (cost: $12,030,866,000)                                                             15,193,268    94.05



                                                                                       Number of units           Market     Percent
Bonds and notes                                                                    or principal amount            value      of net
                                                                                                (000)             (000)      assets

Argentina  -  0.34%
Multicanal SA:
     9.25% February 1, 2002 (5)                                                              $ 2,609              $ 796
     10.50% February 1, 2007 (6)                                                               1,244                379
     10.50% April 15, 2018 (6)                                                                 2,289                698
     13.125% April 15, 2009 (6)                                                                1,122                342      .01 %
Republic of Argentina:
     1.369% August 3, 2012 (7)                                                                68,395             40,148
     7.00%/15.50% December 19, 2008 (6) (7)                                                    2,000                655
     9.75% September 19, 2027 (6)                                                              4,830              1,473
     11.00% October 9, 2006 (6)                                                                1,135                380
     11.375% January 30, 2017 (6)                                                              1,230                400
     11.75% April 7, 2009 (6)                                                                  9,460              3,264
     Payment-in-Kind Bonds:
          12.00% June 19, 2031 (6)                                                             5,877              1,828
          12.25% June 19, 2018 (6)                                                             3,672              1,147      .31
Telecom Argentina STET-France Telecom SA:
     7.25% July 1, 2002 (5)                                                                 EUR3,205              2,484
     9.50% July 2, 2004 (6)                                                                    1,480              1,151      .02
                                                                                                                 55,145      .34

Brazil  -  0.28%
Federal Republic of Brazil:
     10.00% January 16, 2007                                                                    $550                567
     10.25% June 17, 2013                                                                      1,500              1,436
     11.00% August 17, 2040                                                                   19,805             18,122
     Capitalization Payment-in-Kind Bond, 8.00% April 15, 2014                                13,921             12,320
     Debt Conversion Bond, Series L,  2.188% April 15, 2012 (7)                               13,020              9,798
     MYDFA Trust 2.063% September 15, 2007                                                     1,637              1,432
      (acquired 10/2/96, cost: $1,535,000)  (1) (7)                                              653                551      .28
     New Money Bond, Series L, 2.188% April 15, 2009 (7)
                                                                                                                 44,226      .28
Bulgaria  -  0.04%
Republic of Bulgaria 8.25% January 15, 2015                                                    5,374              6,366      .04

Colombia  -  0.22%
Republic of Columbia:
     7.625% February 15, 2007                                                                  2,635              2,833
     8.625% April 1, 2008                                                                      2,875              3,170
     10.00% January 23, 2012                                                                   4,560              5,119
     10.375% January 28, 2033                                                                 10,205             11,761
     10.75% January 15, 2013                                                                   4,698              5,508
     11.375% January 31, 2008                                                               EUR4,610              5,967
     11.75% February 25, 2020                                                                 $1,340              1,672      .22
                                                                                                                 36,030      .22

Dominican Republic  -  0.04%
Dominican Republic:
     2.063% August 30, 2024 (7)                                                                  500                369
     9.04% January 23, 2013                                                                    1,150              1,044
     9.04% January 23, 2013 (acquired 1/16/03, cost: $2,400,000) (1)                           2,400              2,178
     9.50% September 27, 2006                                                                  1,075              1,024
     9.50% September 27, 2006 (acquired 9/20/01, cost: $2,308,000) (1)                         2,305              2,196      .04
                                                                                                                  6,811      .04

El Salvador  -  0.02%
Republic of El Salvador 7.75% January 24, 2023                                                 2,375              2,482      .02
  (acquired 10/17/02, cost: $2,395,000) (1)

India  -  0.06%
Hindustan Lever Ltd. 9.00% December 20, 2004                                               INR86,664             10,095      .06

Jamaica  -  0.00%
Jamaican Government Bonds 10.625% June 20, 2017                                                 $225                187      .00

Kazakhstan  -  0.02%
OJSC Kazkommertsbank 8.50% April 16, 2013                                                      2,000              1,995      .01
  (acquired 4/29/03, cost: $1,980,000) (1)
Turanalem Finance BV 10.00% May 29, 2007                                                         875                950      .01
  (acquired 5/17/02, cost: $868,000) (1)
                                                                                                                  2,945      .02

Mexico  -  0.27%
Innova, S de RL 12.875% Senior Notes due April 1, 2007                                         1,000              1,023      .01
Pemex Project Funding Master Trust:
     8.50% February 15, 2008                                                                     875              1,024
     Series A:
     7.375% December 15, 2014                                                                    720                790
     7.875% February 1, 2009                                                                   3,250              3,721
     8.625% February 1, 2022                                                                   2,700              3,092      .05
United Mexican States Government:
     6.375% January 16, 2013                                                                   1,355              1,440
     7.50% January 14, 2012                                                                      550                630
     7.50% April 8, 2033                                                                       1,550              1,648
     8.125% December 30, 2019                                                                  2,275              2,599
     8.30% August 15, 2031                                                                     5,925              6,837
     8.375% January 14, 2011                                                                   3,355              4,028
     11.375% September 15, 2016                                                               11,262             16,414      .21
                                                                                                                 43,246      .27

Nigeria  -  0.00%
Central Bank of Nigeria, warrants, 0% November 15, 2020                                            2                  -        -

Panama  -  0.08%
Republic of Panama:
     8.875% September 30, 2027                                                                 5,615              6,134
     9.375% January 16, 2023                                                                   2,267              2,533
     9.375% April 1, 2029                                                                      1,505              1,742
     Interest Reduction Bond, 5.00% July 17, 2014 (7)                                          2,380              2,160      .08
                                                                                                                 12,569      .08

Peru  -  0.10%
Republic of Peru:
     9.125% February 21, 2012                                                                  6,779              7,243
     9.875% February 6, 2015                                                                   8,640              9,504      .10
                                                                                                                 16,747      .10

Philippines  -  0.07%
Republic of Philippines 10.625% March 16, 2025                                                 9,920             11,569      .07

Poland  -  0.17%
PTC International Finance BV 10.75% July 1, 2007                                                  92                 95      .00
Republic of Poland:
     6.00% November 24, 2010                                                               PLN52,300             14,260
     8.50% February 12, 2005                                                                   9,910              2,685
     8.50% October 12, 2005                                                                   36,000              9,965      .17
                                                                                                                 27,005      .17

Russian Federation  -  0.67%
Russian Federation:
     5.00% March 31, 2030 (7)                                                                $52,495             51,051
     5.00% March 31, 2030 (acquired 8/25/00,                                                  53,855             52,374
       cost: $24,895,000) (1) (7)
     8.25% March 31, 2010 (acquired 8/25/00,                                                   4,559              5,279      .67
       cost: $3,478,000) (1)
                                                                                                                108,704      .67

Tunisia  -  0.02%
Banque Centrale de Tunisie 7.375% April 25, 2012                                               2,950              3,444      .02

Turkey  -  0.02%
Republic of Turkey:
     0% March 3, 2004 (8)                                                             TRL1,126,385,000              602
     11.875% January 15, 2030                                                                 $2,135              2,212      .02
                                                                                                                  2,814      .02

Ukraine  -  0.01%
Ukraine Government 7.65% June 11, 2013                                                         2,200              2,193      .01
  (acquired 6/6/03, cost: $2,249,000) (1)

United States of America  -  0.02%
Freeport-McMoRan Copper & Gold, Inc. 10.125%                                                   2,080              2,330      .02
  Senior Notes due February 1, 2010

Venezuela  -  0.11%
Petrozuata Finance, Inc., Series B, 8.22% April 1, 2017                                       11,520              1,334      .01
  (acquired 4/12/02, cost: $1,164,000) (1)
Republic of Venezuela:
     9.25% September 15, 2027                                                                 20,745             15,403
     Debt Conversion Bond, 1.875% December 18, 2007 (7)                                        1,179                950
     Front-Loaded Interest Reduction Bond,                                                      476                388      .10
     Series B, 2.188% March 31, 2007 (7)
                                                                                                                 18,075      .11


Total bonds and notes  (cost: $322,408,000)                                                                     412,983     2.56


                                                                                       Number of units           Market     Percent
Short-term securities                                                              or principal amount            value     of net
                                                                                                (000)             (000)     assets

Corporate short-term notes  -  2.88%
ABN-AMRO North America Finance Inc. 0.97% due 9/16/03                              $          34,000      $      33,921      .21 %
Alcon Capital Corp. 1.21% due 7/2/03                                                          30,100             30,098      .19
ANZ (DE) Inc. 1.22% due 7/1/03                                                                26,000             25,999      .16
Bank of Ireland 1.04% due 7/31/03                                                             35,700             35,668      .22
BMW U.S. Capital Corp. 1.02% due 7/25/03                                                      20,000             19,986      .12
CDC Commercial Paper Corp. 1.21% due 7/1/03                                                   25,500             25,499      .16
Coca-Cola Co. 0.95% due 8/1/03                                                                21,100             21,082      .13
Corporate Asset Funding Co. Inc. 1.19%-1.24% due 7/01-7/22/03                                 63,100             63,086      .39
HBOS Treasury Services PLC 1.26% due 7/2/03                                                   10,700             10,699      .07
Nestle Capital Corp. 1.03% due 8/1/03                                                         10,000              9,991      .06
Preferred Receivables Funding Corp. 0.99%-1.05% due 7/29-8/1/03                               53,200             53,153      .33
Rio Tinto PLC 1.24% due 7/1/03                                                                55,800             55,798      .34
Stadshypotek AB 1.23% due 7/15/03                                                             18,000             17,991      .11
Toronto-Dominion Holdings USA Inc. 1.03% due 9/11/03                                          31,703             31,636      .20
TotalFinaElf Capital S.A. 1.23% due 7/1/03                                                     5,000              5,000      .03
Toyota Motor Corp. 0.90%-1.02% due 7/23-8/8/03                                                25,500             25,479      .16
                                                                                                                465,086     2.88

Federal agency discount notes  -  0.56%
Fannie Mae 1.14%-1.17% due 7/23-8/6/03                                                        68,000             67,932      .42
Federal Home Loan Bank Discount Corp. 1.02% due 8/1/03                                        20,000             19,982      .13
Freddie Mac 1.16% due 8/20/03                                                                  2,000              1,997      .01
                                                                                                                 89,911      .56

Non-U.S. government short-term obligations  -  0.07%
Turkish Government Treasury Bill 0% due 1/28/04                                      TRL21,085,995,000           11,819      .07

Non-U.S. currency  -  0.06%
Taiwan New Dollar                                                                         TWD317,636      $       9,204      .06


Total short-term securities  (cost: $574,414,000)                                                               576,020     3.57


Total investment securities  (cost: $12,927,688,000)                                                         16,182,271   100.18

Net unrealized depreciation on foreign currency contracts (9)                                                   (36,714)    (.23)

Excess of  cash and receivables over payables                                                                     8,828      .05

Net assets                                                                                                 $ 16,154,385   100.00 %



(1) Purchased in a private placement transaction (not including purchases of securities that were publicly offered in the primary local market but were not registered under U.S. securities laws); resale to the public may require registration in the country where the primary market is located, and no right to demand registration exists. As of June 30, 2003, the total market value and cost of such securities were $223,416,000 and $397,959,000, respectively, and the market value represented 1.38% of net assets.
(2) Non-income-producing securities.
(3) This company represents investment in an affiliate as defined in the Investment Company Act of 1940. This definition includes, but is not limited to, companies in which the fund owns more than 5% of the outstanding voting securities. New Asia East Investment Fund Ltd., New Europe East Investment Fund Ltd., and Capital International Global Emerging Markets Private Equity Fund, LP are considered affiliates since these companies have the same investment adviser as the fund.
(4) Includes an unfunded capital commitment representing a binding commitment made by the fund which may be paid in the future.
(5) Security is currently in default pending a bond restructuring; no principal payment received on the scheduled maturity date.
(6) Security is currently in default.
(7) Coupon rate may change periodically.
(8) Represents a zero coupon bond that may convert to a coupon-bearing security at a later date.
(9) As of June 30, 2003, the net unrealized foreign currency contracts payable consists of the following:


                                              Contract amount         U.S. valuation at 06/30/2003
                                                                                                                   Unrealized
                                                                                                                  appreciation
                                                     Non-U.S.               U.S.         Amount                  (depreciation)
                                                        (000)              (000)          (000)                       (000)
Sales:
Czech Koruna to Euro                     CZK205,942/EUR6,464             $  7,389         7,455                    $  (66)
   expiring 12/8/03

Czech Koruna to U.S. Dollar                       CZK432,745               15,848        15,666                       182
   expiring 12/8/03

Hungarian Forint to Euro               HUF3,823,706/EUR13,873              15,858        15,942                       (84)
   expiring 12/9/03

Hungarian Forint to U.S. Dollar                  HUF6,374,119              27,249        26,551                       698
   expiring 12/9-12/23/03

Mexican Peso to U.S. Dollar                      MXN6,243,516             559,031      $587,251                   (28,220)
   expiring 7/9/03-5/5/04

Polish Zloty to Euro                       PLN22,842/EUR5,012               5,729         5,756                       (27)
   expiring 12/8/03

Polish Zloty to U.S. Dollar                         PLN25,143               6,493         6,336                       157
   expiring 12/8/03

South African Rand  to U.S. Dollar               ZAR1,709,044             211,182       220,536                    (9,354)
   expiring 9/8/03-1/23/04

Foreign currency contracts ---net                                                                               $ (36,714)


Abbreviations

Securities:
ADR - American Depositary Receipts
GDR - Global Depositary Receipts
GDS - Global Depositary Shares

Non-U.S. currency:
CZK- Czech Koruna
EUR - Euro
HUF- Hungarian Forint
INR - Indian Rupee
MXN - Mexican Peso
PLN - Polish Zloty
TRL - Turkish Lira
TWD - Taiwan New Dollar
ZAR - South African Rand


See Notes to Financial Statements


Equity securities added to the portfolio since December 31, 2002
Ambit Microsystems
Bank Polska Kasa Opieki
Bharat Heavy Electricals
Brasil Telecom Participacoes
British American Tobacco
China International Marine Containers (Group)
China Oilfield Services
Daewoo Shipbuilding & Marine Engineering
Global Bio-chem Technology Group
Ivanhoe Mines
Kookmin Credit Card
KorAm Bank
Korea Gas
Largan Precision
LG Card
LG Electronics
LG Engineering & Construction
Ranbaxy Laboratories
Realtek Semiconductor
Taiwan Hon Chuan Enterprise
Tele Norte Leste Participacoes
Telecomunicacoes Brasileiras
Telecomunicaciones de Sao Paulo
Telekomunikacja Polska
Telesp Celular Participacoes
Telkom
Tong Ren Tang Technologies
Tong Yang Industry
Yanzhou Coal Mining
Yue Yuen Industrial
YUKOS Oil

Equity securities eliminated from the portfolio since December 31, 2002
Acer
African Bank Investments
Amkor Technology
Arab-Malaysian Finance
ASE Test
AU Optronics
China Resources Enterprise
Cia. Paranaense de Energia- COPEL
CITIC Pacific
Commerce Asset-Holding
Coronation Holdings
Discovery Holdings
First International Bank of Israel
FirstRand
KGHM Polska Miedz
Mahanagar Telephone Nigam
Max India
National Development Bank of Sri Lanka
Net Servicos de Comunicacao
Nicholas Piramal India
ONA
Oriental Holdings
Perusahaan Perseroan (Persero) PT Indonesian Satellite
Primax Electronics
Resorts World
Vodafone Telecel - Comunicacoes Pessoais


Financial statements

Statement of assets and liabilities
at June 30, 2003                  (dollars in thousands, except per-share data)


Assets:
 Investment securities at market:
  Unaffiliated issuers (cost: $10,958,419)                   $14,309,689
  Affiliated issuers (cost: $1,969,269)                        1,872,582             $16,182,271

 Cash                                                                                      5,892
 Receivables for--
  Sales of investments                                            30,676
  Sales of fund shares                                            76,323
  Dividends and accrued interest                                  60,966                 167,965


                                                                                      16,356,128

Liabilities:
 Non-U.S. taxes payable                                                                    2,312
 Payables for--
  Purchases of investments                                        46,591
  Unfunded capital commitments                                    35,910
  Redemptions of fund shares                                      69,785
  Open forward currency contracts                                 36,714
  Investment advisory fee                                          8,047
  Accrued expenses                                                 2,384                 199,431

                                                                                         201,743

Net assets at June 30, 2003 --
  Equivalent to $47.41 per share on
  340,754,408 shares of $0.01 par value
  capital stock outstanding (authorized
  capital stock -- 400,000,000 shares)                                               $16,154,385


 Net assets consist of:
  Capital paid in on shares                                                          $17,504,556
    of capital stock
  Undistributed net investment income                                                    153,077
  Accumulated net realized loss                                                       (4,717,328)
  Net unrealized appreciation                                                          3,214,080


 Net assets at June 30, 2003                                                         $16,154,385


Statement of operations
for the year ended June 30, 2003                        (dollars in thousands)

Investment income:
 Income:
  Dividends (net of non-U.S.                                    $369,757
    withholding tax of $39,327)
  Interest (net of non-U.S.                                       44,022
    withholding tax of $97)
                                                                                       $ 413,779
 Expenses:
  Investment advisory fee                                         89,718
  Custodian fee                                                   11,023
  Registration statement and prospectus                               48
  Auditing and legal fees                                            390
  Reports to shareholders                                             40
  Taxes other than federal income tax                                221
  Directors' fees                                                    218
  Other expenses                                                     244                 101,902

 Net investment income                                                                   311,877

Realized loss and unrealized
 appreciation on investments:
 Net realized loss before non-U.S. taxes                      (1,719,569)
 Non-U.S. taxes                                                      897

  Net realized loss                                                                   (1,718,672)

 Net change in unrealized appreciation
  on investment securities                                     2,437,104
 Net change in unrealized depreciation
   on open forward currency contracts                            (66,988)

  Net change in unrealized appreciation                        2,370,116
  Non-U.S. taxes                                                  (1,358)

   Net change in unrealized appreciation
    on investments                                                                     2,368,758

 Net realized loss and net change in
  unrealized appreciation on investments                                                 650,086

Net increase in net assets resulting
 from operations                                                                       $ 961,963


Financial statements

Statement of changes in net assets                       (dollars in thousands)

                                                                        Year ended June 30
                                                                    2003                  2002

Operations:
 Net investment income                                         $ 311,877               $ 210,762
 Net realized loss on investments                             (1,718,672)             (1,392,735)
 Net change in unrealized appreciation
  on investments                                               2,368,758                 151,138

  Net increase (decrease) in net assets
   resulting from operations                                     961,963              (1,030,835)

Dividends and distributions paid
 to shareholders:
 Dividends from net
  investment income                                             (180,200)               (247,296)

Capital share transactions:
 Proceeds from shares sold:
  19,286,400 and 32,565,738 shares, respectively                 795,692               1,457,154
 Proceeds from shares issued in
  reinvestment of net investment
  income dividends:
  3,939,072 and 5,033,531 shares, respectively                   164,417                 226,056
 Cost of shares repurchased:
  45,350,474 and 40,501,673 shares, respectively              (1,845,514)             (1,780,587)

  Net decrease in net assets
   resulting from capital share
   transactions                                                 (885,405)                (97,377)

Total decrease in net assets                                    (103,642)             (1,375,508)

Net assets:
 Beginning of year                                            16,258,027              17,633,535

 End of year (including undistributed
  net investment income: $153,077 and
  $18,748, respectively)                                     $16,154,385             $16,258,027



See Notes to Financial Statements

                          Notes to financial statements

1.  Organization and significant accounting policies

Organization - Emerging Markets Growth Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, interval investment company ("open-end interval fund"). As an open-end interval fund, the fund offers its shareholders the opportunity to purchase and redeem shares on a periodic basis. The fund's investment objective is to seek long-term capital growth through investment in developing country equity securities.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

       Security valuation - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business or, lacking any sales, at the last available bid price. Bonds and notes are valued at prices obtained from a pricing service. However, where the investment adviser deems it appropriate, they will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality, and type. Short-term securities with original maturities of one year or less maturing within 60 days are valued at amortized cost, which approximates market value. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board.

       Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from securities transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on securities are amortized daily over the expected life of the security.

       Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

       Non-U.S. currency translation - Assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities and other assets and liabilities are included with the net realized gain or loss and net change in unrealized appreciation or depreciation on investments.

       Unfunded capital commitments - Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot readily be determined. Unfunded capital commitments are recorded at the amount that would be paid when and if capital calls are made.

       Forward currency contracts - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in exchange rates arising from its investments. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities' values underlying these instruments. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contact is closed or offset by another contract with the same broker for the same settlement date and currency.

2.       Non-U.S. investments

Investment risk - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

Taxation - Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records an estimated liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. As of June 30, 2003, accrued non-U.S. taxes on unrealized gains were $3,622,000, which were included in the non-U.S. taxes payable. The non-U.S. taxes payable was offset by non-U.S. tax refunds.

Currency gains and losses - Net realized currency gains on dividends, interest, withholding taxes reclaimable, forward contracts and other receivables and payables, on a book basis, were $781,000 for the year ended June 30, 2003.

3.    Federal income taxation

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

Distributions are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, capital losses related to sales of securities within 30 days of purchase, and unrealized appreciation or depreciation of certain investments in non-U.S. securities. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. The tax character of the distribution paid of $180,200,000 was ordinary income.

As of June 30, 2003, the undistributed net investment income and currency gains on a tax basis were $240,398,000.

The total loss deferrals that were realized during the period November 1, 2002 through June 30, 2003 were $445,120,000, including $391,591,000 related to short-term and long-term capital loss deferrals and $53,529,000 related to non-U.S. currency loss deferrals. As of June 30, 2003, the fund had available a capital loss carryforward of $4,248,096,000, expiring 2007 through 2011. The capital loss carryforward will be used to offset any capital gains realized by the fund in subsequent years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.


During the year ended June 30, 2003, the fund reclassified $2,652,000 from undistributed net realized losses to undistributed net investment income.

As of June 30, 2003, the cost of investment securities, excluding forward currency contracts, and cash denominated in non-U.S. currencies for federal income tax reporting purposes was $13,087,963,000. Net unrealized appreciation on investments, excluding forward currency contracts, aggregated $3,090,686,000, net of accumulated deferred taxes totaling $3,622,000 of which $4,267,528,000 related to appreciated securities and $1,176,842,000 related to depreciated securities.


4.    Fees and transactions with related parties
Investment advisory fee - The Investment Advisory and Service Agreement with Capital International, Inc. ("CII") provides for monthly management service fees, accrued weekly. CII is wholly owned by Capital Group International, Inc., which is wholly owned by The Capital Group Companies, Inc. These fees are based on an annual rate of 0.90% on the first $400 million of the fund's net assets; 0.80% of such assets in excess of $400 million but not exceeding $1 billion; 0.70% of such assets in excess of $1 billion but not exceeding $2 billion; 0.65% of such assets in excess of $2 billion but not exceeding $4 billion; 0.625% of such assets in excess of $4 billion but not exceeding $6 billion; 0.60% of such assets in excess of $6 billion but not exceeding $8 billion; 0.58% of such assets in excess of $8 billion but not exceeding $11 billion; 0.56% of such assets in excess of $11 billion but not exceeding $15 billion; 0.54% of such assets in excess of $15 billion but not exceeding $20 billion; and 0.52% of such assets in excess of $20 billion.

Transfer agent fee - The fund has an agreement with American Funds Service Company ("AFS"), the transfer agent for the fund. AFS is a wholly owned indirect subsidiary of The Capital Group Companies, Inc. Under this agreement, the fund compensates AFS for transfer agency services including shareholder recordkeeping, communications and transaction processing. Transfer agent fees were $2,000 for the year ended June 30, 2003.

Deferred Directors' fees- Since the adoption of the deferred compensation plan in 1998, Directors who are unaffiliated with CII may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or the American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' fees in the accompanying financial statements include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts. Directors' fees for the year ended June 30, 2003 were $218,000, representing $234,000 in current fees (either paid in cash or deferred), offset by a $16,000 net decrease in the value of deferred compensation amounts. As of June 30, 2003, the cumulative amount of these liabilities was $366,000. This amount is included with accrued expenses.

5.       Restricted securities

The fund has invested in certain securities for which resale may be limited (for example, in the U.S., to qualified institutional buyers) or which are otherwise restricted. These securities are identified in the investment portfolio. As of June 30, 2003, the total value of restricted securities was $223,416,000, which represents 1.38% of the net assets of the fund.

6.       Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities, of $4,762,391,000 and $5,820,176,000, respectively, during the year ended June 30, 2003.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended June 30, 2003, the custodian fee of $11,023,000 is reported net of a $19,000 reduction.

7.       Transactions with affiliates

If the fund owns more than 5% of the outstanding voting securities of a company, the company represents investment in an affiliate as defined in the Investment Company Act of 1940. In addition, New Asia East Investment Fund Ltd., New Europe East Investment Fund Ltd., and Capital International Global Emerging Markets Private Equity Fund, LP are considered affiliates since these companies have the same investment adviser as the fund. For the year ended June 30, 2003, the fund earned $47,307,000 from its investments in affiliates. This amount is included in dividend income. For the year ended June 30, 2003, the fund realized a loss of $528,357,000 from its investments in affiliates.



                                                                                                               Year
Per-share data and ratios                                                                                     ended
                                                                                                            June 30
                                                2003           2002            2001            2000            1999


Net asset value, beginning of
  year                                        $44.80         $48.21          $68.69          $55.53          $46.05

  Income from investment
    operations:
    Net investment income                        .92            .35             .68             .58            1.48
    Net realized and unrealized
      gain (loss) on investments                2.21          (3.07)         (20.80)          13.56            8.00

      Total income(loss) from
        investment operations                   3.13          (2.72)         (20.12)          14.14            9.48


  Less distributions:
      Dividends from
      net investment income                     (.52)          (.69)           (.36)           (.98)            ___

Net asset value, end of year                  $47.41         $44.80          $48.21          $68.69          $55.53

Total return                                   7.14%          (5.64)%        (29.31)%        25.63%          20.59%

Ratios/supplemental data:
  Net assets, end of year
    (in millions)                            $16,154        $16,258         $17,634         $22,639         $18,147
  Ratio of expenses to average
    net assets                                  .70%           .70%            .68%            .71%            .73%
  Ratio of net income to average
    net assets                                 2.14%          1.27%           1.25%           1.11%           3.03%
  Portfolio turnover rate                     33.70%         26.22%          26.10%          35.86%          33.71%



                          Emerging Markets Growth Fund




Report of independent accountants

To the Board of Directors and Shareholders of Emerging Markets Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of Emerging Markets Growth Fund (the"Fund") at June 30, 2003, the results of its operations, the changes in its net assets, and the per-share data and ratios for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



Tax Information                                                     (Unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. Please note that the fund made distributions to its shareholders during the current fiscal year of $0.52 per share.

The fund makes an election under the Internal Revenue Code Section 853 to pass through non-U.S. taxes paid by the fund to its shareholders as a foreign tax credit. The amount of foreign tax credit passed through to shareholders for the fiscal year ended June 30, 2003 is $36,132,000. Foreign-source income earned by the fund for the fiscal year ended June 30, 2003 was $383,963,000. Shareholders are entitled to a foreign tax credit or an itemized deduction, at their option. Generally, it is more advantageous to claim a credit rather than to take a deduction.

As a result of recent tax legislation, individual shareholders are now eligible for reduced tax rates on qualified dividend income received during 2003. For purposes of computing the dividends eligible for reduced tax rates, 85% of the dividends paid by the fund from net investment income from January 1 through the end of the fund's fiscal year are considered qualified dividend income.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2004 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2003 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

                                     PART C:

                                OTHER INFORMATION

           Item 23. Exhibits

(a) Amended and Restated Articles of Incorporation of Emerging Markets Growth Fund, Inc./1/

(b)  Amended By-Laws of Emerging Markets Growth Fund, Inc./1/

(c)  Amended Specimen Certificate of Common Stock. /1/

(d)  Investment Advisory and Service Agreement./1/

(e)  Not Applicable.

(f)  Directors' Deferred Compensation Plan/1/

(g)  (1) Form of Custody Agreement/1/

(2)  Form of Sub-Custody Agreement/1/

(3)  Form of Global Custody Agreement/1/

(h)  Form of Securities Lending Agreement/1/

     (1)  Form of Transfer Agent Agreement/1/

     (2)  Amended and Restated Shareholder Services Agreement/2/

(i)  Opinion and Consent of Counsel/3/

(j)  Consent of Independent Public Accountants

(k)  Not Applicable.

(l)  Not Applicable.

(m)  Not Applicable.

(n)  Not Applicable.

(o)  Not Applicable.

(p)  (1) Code of Ethics of Emerging Markets Growth Fund, Inc. /4/

     (2)  Code of Ethics of Capital International, Inc.


/1/  Previously filed. Please see SEC File No. 811-4692.
/2/ Previously filed as an exhibit to Post Effective Amendment No. 1 to Registrant's Registration Statement on August 24, 1999.
/3/ Previously filed as an exhibit to Post Effective Amendment No. 5 to Registrant's Registration Statement on August 28, 2002.
/4/ Previously filed as an exhibit to Post Effective Amendment No. 6 to Registrant's Registration Statement on August 29, 2003.




Item 24. Persons Controlled By or Under Common Control with Registrant

     None.

Item 25. Indemnification

     Section 2-418 of the General Corporation Law of the State of Maryland, the State in which the Registrant was organized, empowers a corporation, subject to certain limitations, to indemnify its directors and officers against expenses (including attorneys' fees, judgments, fines, and certain settlements) actually and reasonably incurred by them in connection with any suit or proceeding to which they are a party so long as they acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to a criminal action or proceeding, so long as they had no reasonable cause to believe their conduct to have been unlawful.

     Article 6 of the Registrant's By-Laws provides:


     (a) Each director and each officer of the Corporation shall be indemnified by the Corporation to the fullest extent and in the manner provided by Maryland law and the Investment Company Act of 1940 (if applicable), as they may be amended. Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director or officer in connection with any proceeding. However, if the proceeding was one by or in the right of the Corporation, indemnification may not be made in respect of any proceeding in which the director or officer shall have been adjudged to be liable to the Corporation.

          In the event of a settlement, the indemnification shall be made only upon approval by the court having jurisdiction or upon determination by the Board of Directors that such settlement was or, if still to be made, is in the best interests of the Corporation. If the determination is to be made by the Board of Directors, it may rely as to all questions of law on the advice of general counsel of the Corporation, if such counsel is not involved therein or, if involved, then on the advice of independent counsel. The right of indemnification hereby provided shall be in addition to any other rights to which any director or officer may be entitled.

     (b) The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation or who, while a director or officer of the corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, or another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan, against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position; provided, that no insurance may be purchased which would indemnify any director or officer of the Corporation against any liability to the Corporation or to its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Item 26. Business and Other Connections of Investment Advisers and Their Officers and Directors.

     For  information   relating  to  the  investment   adviser's  officers  and
     directors, reference is made to Form ADV filed under the Investment Advisers Act of 1940 by Capital International, Inc.

Item 27. Principal Underwriters

     Not Applicable.

 Item 28.       Location of Accounts and Records

          Accounts, books and other records required by Rule 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and kept in the offices of the Registrant and its investment adviser, Capital International, Inc., 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025. Certain accounting records are maintained and kept in the offices of EMGF's accounting department, 135 South State College Boulevard, Brea, CA 92821.

          Records covering shareholder accounts are maintained and kept by the transfer agent, American Funds Service Company, 135 South State College Boulevard, Brea, CA 92821.

          Records covering portfolio transactions are maintained and kept by the Custodian, The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081.

Item 29.        Management Services

     Not Applicable.

Item 30. Undertakings

     Not Applicable.

                        Signatures


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Los Angeles, and State of California on the 1st day of April, 2004.



EMERGING MARKETS GROWTH FUND, INC.
By: Vincent P. Corti


/s/Vincent P. Corti
Vincent P. Corti
Secretary


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.



Signature                                                Title

(1) Principal Executive Officer:

    Shaw B. Wagener
    /s/Shaw B. Wagener                      President
    Shaw B. Wagener


(2) Principal Financial Officer and
    Principal Accounting Officer:

    Michael A. Felix
    /s/ Michael A. Felix                    Vice President
    Michael A. Felix                        and Treasurer


(3) Directors:

     R. Michael Barth* Director

     Collette D. Chilton*                   Director

     Nancy Englander*                       Director

     David I. Fisher*                       Director

     Khalil Foulathi*                       Director

     Beverly L. Hamilton*                   Director

     David F. Holstein*                     Director

     Raymond Kanner*                        Director

     Victor D. Kohn*                        Director

     Helmut Mader*                          Director

     William Robinson*                      Director

     Robert Ronus*                          Director

     Gerrit Russelman*                      Director

     Aje K. Saigal*                         Director

     Shaw B. Wagener*                       Director



*By: Vincent P. Corti
/s/Vincent P. Corti
Vincent P. Corti, Attorney-in-Fact